UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Carrier Global Corporation
(Name of the Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Enhancing the lives we live
and the world we share
At Carrier, purpose drives progress.
Every day, our people turn ideas into impact. Reinventing the industries we pioneered.
Creating smarter, cleaner, more connected solutions that move the world forward.
We are redefining how we live, work and move, from healthier homes and resilient buildings to sustainable cold chains that protect food and medicine across continents.
We have sharpened our focus and transformed our portfolio, accelerating innovation that helps people and the planet thrive. Customer by customer. Community by community.
Generation by generation.
Because what we do matters: today, and for the world we share tomorrow.
Through innovation, integrity and the power of our people, we are turning purpose into lasting progress.
Carrier Global Corporation
i
Notice of 2026 Annual Meeting
March 3, 2026
of Shareowners

Meeting Information	DATE AND TIME April 15, 2026 8:30 a.m. ET

How to Vote	BY THE INTERNET Visit the website on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope

	BY TELEPHONE Call the telephone number on your proxy card	DURING THE MEETING See page 65 for details about how to vote
Proxy Materials
Beginning on March 3, 2026, we will mail or otherwise make available to each of our shareowners a Notice of
Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials and vote online.

Who May Vote
You are entitled to receive this Notice and to vote at the Annual Meeting if you owned shares of Carrier common stock at the close of business on February 19, 2026 (the record date for this Annual Meeting).

Virtual Meeting
The 2026 Annual Meeting of Shareowners will be conducted in a virtual format to facilitate attendance and to provide a consistent experience to all shareowners, regardless of location. The format is designed to ensure a level of participation commensurate with an in-person meeting. It allows shareowners to vote and submit questions in advance of the Annual Meeting and allows shareowners who preregister to access a live webcast, vote and submit questions during the meeting. Please see “Frequently Asked Questions About the Annual
Meeting” on page 63.
By Order of the Board of Directors.
Erin O’Neal, Corporate Secretary

LOCATION
Virtual Meeting
www.cesonlineservices.com/carr26_vm

Proposal 1: Election of Directors		Our Board recommends a vote FOR each nominee

What are you voting on? At the 2026 Annual Meeting, 10 director nominees are to be elected to hold office until the 2027 Annual Meeting and until their successors have been elected and qualified.	All nominees are current directors of Carrier and were elected by shareowners at the 2025 Annual Meeting.

Proposal 2: Advisory Vote to Approve Named Executive Officer (NEO) Compensation	Our Board recommends a vote FOR the say-on-pay proposal

What are you voting on?
We are asking our shareowners to approve,
on an advisory basis, the compensation paid
to Carrier’s named executive officers
disclosed in this Proxy Statement. We hold
say-on-pay votes annually.
The Board believes that our compensation policies and practices are effective in achieving the goals of the compensation program, and that our actions have been responsive to shareowner feedback.

Proposal 3: Ratify Appointment of Independent Auditor for 2026	Our Board recommends a vote FOR the ratification of the appointment of PwC to serve as the company’s independent auditor for 2026

What are you voting on?
We are asking our shareowners to ratify the
appointment of PricewaterhouseCoopers
LLP (“PwC”) as Carrier’s independent
registered public accounting firm for the
fiscal year ending December 31, 2026.
The Audit Committee and the Board believe that the continued retention of PwC as our independent auditor is in the best interest of the company and our shareowners.
2026 Proxy Statement
ii
Table OF CONTENTS
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareowners to be held on April 15, 2026. This Notice of the 2026 Annual Meeting of Shareowners and Proxy Statement as well as Carrier’s 2025
Annual Report are available free of charge at www.fcrvote.com/CARR or at www.corporate.carrier.com. References in either document to our website are for the convenience of readers, and information available at or through our corporate website is not a part of nor is it incorporated by reference in the Proxy Statement or Annual Report.
Carrier Global Corporation
iii
Message from our Lead
Independent Director
John J. Greisch
Lead Independent Director
Dear Fellow Shareowners,
2025 was a demanding year for Carrier, marked by
challenging market conditions across several businesses
and regions. Throughout the year, the Board worked
closely with David L. Gitlin and the management team to
maintain strategic focus, ensure disciplined execution and
make thoughtful adjustments where needed. The Board
and management remained tightly aligned on Carrier’s
long-term strategy — anchored in product, aftermarket
and systems — and on the actions required to strengthen
performance through cycles. Importantly, management
continued to invest in the capabilities, talent and capital
allocation discipline necessary to support sustainable
growth. As a result of these efforts, the Board believes
Carrier enters the next phase of its journey better
positioned to navigate near-term uncertainty, while
continuing to build long-term value for shareowners.
In parallel, the Board focused throughout the year on
ensuring that Carrier’s governance framework evolved in
step with its strategy and portfolio. As part of our ongoing commitment to Board refreshment and to maintaining the
right balance of skills and experience, we were pleased to
welcome Amy Miles to the Board. Her deep operational
background, experience leading complex transformation
initiatives and strong risk oversight capabilities further
strengthen the Board’s collective expertise.
The Board partnered closely with management throughout
2025 on key areas of emerging risk and opportunity, with
artificial intelligence serving as a notable example. Over the course of the year, the Board met with management
multiple times to understand how AI is being leveraged and
how opportunities are being evaluated to further integrate
these capabilities in support of strategic priorities, and to oversee the development of the governance framework that
guides responsible and ethical use.
This engagement reflects the Board’s commitment to
ensuring that AI is deployed responsibly and in ways that
directly support the advancement of Carrier’s growth
strategy and key priorities, while upholding the highest
standards of accountability.
A strong and transparent partnership between the Board
and management remains foundational to Carrier’s
governance model. Our directors maintain regular
engagement with leadership, providing meaningful
visibility into the business and the broader operating
environment. These insights enable the Board to offer
informed oversight as management navigates market
headwinds, advances sustainable growth priorities and
works to protect and strengthen long‑term value for all of
Carrier’s stakeholders.
On behalf of the entire Board, thank you for your
continued trust and support.
Sincerely,
John J. Greisch
Lead Independent Director
2026 Proxy Statement
iv

Our Company
Carrier is a global leader in intelligent climate and energy solutions focused on providing differentiated, digitally enabled lifecycle solutions to our customers. Through our performance-driven culture, we focus on creating long-term shareowner value by investing strategically to strengthen our position in homes, buildings and across the cold chain to drive profitable growth.
Net Sales
$21.75B
Countries
~150
Brands
40+
Employees
~47,000
Our Business
Our Climate Solutions portfolio includes industry-leading brands such as Carrier, Viessmann, Toshiba, Automated Logic and Carrier
Transicold. Together, they deliver innovative heating, cooling and cold chain solutions to help make the world safer and more comfortable. We also provide a broad array of related building services, including audit, design, installation, system integration, repair, maintenance and monitoring.
We believe our business segments are well positioned to benefit from favorable secular trends, including the megatrends of urbanization, population growth and demographic shifts, food security and safety, electrification, increasing demand for climate control and accelerated digitalization. Coupled with our industry-leading brands and track record of innovation, we continue to provide market-leading solutions for our customers that help them achieve their sustainability targets while driving economic value.
In addition, we continue to invest in product and technology innovation within our offerings. For example, in 2025 we launched differentiated products in our commercial HVAC business including air-cooled chillers and CDUs for liquid cooling, significantly strengthening our data center capabilities and value proposition. We also are investing in new business models, including Carrier
Energy, our energy management solutions business that is developing intelligent climate and energy solutions to meet future energy capacity to support economic growth. This business model is also expected to provide a digital connection between end-
customers and Carrier, providing us with opportunities to offer services and aftermarket parts and components over the life of a product.
Our People & Culture
At Carrier, we strive to connect our people to our purpose, vision, strategic priorities, culture and one another. As an employer of choice, we support programs that maximize our impact on our planet, people and communities. The Carrier Way, with Inclusion as a core value and Build Best Teams as a cultural priority, together with Leading People The Carrier Way, guide our people focus and serve as our foundation.
Having the best talent and building the best teams brings our culture to life. We invest in empowered, world-class teams, united and enriched by the global diversity of perspectives and backgrounds. We embrace inclusion so that employees around the world feel they _belong and can contribute to their fullest potential. We encourage allyship for all as a key enabler of our inclusion and
_belong philosophy.
We continually refine how we attract and retain top talent to stay ahead in innovation and excellence. We measure the Pulse of our workforce three times per year through employee engagement surveys to understand how employees feel about working at Carrier and what we can do to improve their experience.
Carrier Excellence
Carrier Excellence is our enterprise-wide operating system for aligning our goals and embedding daily management and problem solving to achieve those goals. It is more than a set of tools — it’s a growth and continuous improvement mindset that encourages us to take a disciplined approach to developing our skills, improving our work and delivering customer value. It is both what we do and how we do it to become effective and efficient.
As part of our commitment to positive impact, Carrier supports organizations that promote the well-being of the planet, our people and the communities in which we live, work and operate. Learn more about our goals, progress and community impact at
www.carrier.com/us/en/sustainability-and-social-impact/.
Carrier Global Corporation

2025 Performance and Business Highlights
2025 was a year of focus and resilience for Carrier. We saw strong performance on our investments in commercial HVAC and aftermarket, navigated global residential and light commercial headwinds and further delivered on our commitment to innovation through the introduction of our Carrier QuantumLeapTM data center solution and piloting our Carrier Energy residential solution. We remained disciplined in our capital allocation priorities, with approximately $3.7 billion returned to shareowners via share repurchases and dividends.

Financial Highlights
Delivered resilient financial performance with internal initiatives and investments offsetting market headwinds:
▪Achieved net sales of $21.75 billion driven by strong performance in global commercial HVAC[1], aftermarket[1] and container, offsetting global market softness in residential and light commercial.
▪Grew global commercial HVAC[1] sales double digits with the Americas growing over 25%.
▪Doubled global data center sales to approximately $1 billion and entered 2026 with more than
$1 billion in backlog, while expecting sales to grow to approximately $1.5 billion in 2026.
▪Grew aftermarket[1] sales double digits, marking the fifth year in a row of double-digit growth.
▪Continued electrification within Climate Solutions Europe with residential and light commercial heat pump sales in Germany increasing approximately 35% versus the prior year.
▪Increased GAAP diluted earnings per share from continuing operations 39% year-over-year, driven by lower interest and tax expense. Increased adjusted diluted earnings per share by 1%
year-over-year, driven by strong growth in commercial HVAC, productivity and share repurchases, partially offset by residential and light commercial sales declines and the impact of business mix.
▪Delivered on our Viessmann Climate Solutions revenue and cost synergy targets.
▪Continued investment for growth including $625 million of research and development and $392 million of capital expenditures.

[1] Excludes NORESCO.
[2] See Appendix A beginning on page 72 for information regarding non-GAAP measures and a reconciliation of each non-GAAP measure to the most comparable GAAP measure.

Innovation and Differentiation, Digitally Enabled
Introduced new sustainable, digitally enabled products to customers, enhancing differentiation:
▪Started field trials in the United States for our Carrier Energy end-to-end integrated heat pump /
battery Home Energy Management System focused on alleviating peak grid-load power demand.
▪Advanced our Carrier QuantumLeap suite of data center solutions, combining traditional cooling, liquid cooling and our building / server management system to provide a more efficient, differentiated solution for customers.
▪Matured digital offerings and now have more than 70,000 chillers and over 220,000 transport refrigeration units connected.
▪Ended 2025 with approximately 110,000 chillers on long-term service agreements.

Capital Deployment
Executed our capital allocation strategy:
▪Returned approximately $3.7 billion in capital to shareowners through dividends and share repurchases.
▪Obtained Board approval of a new $5 billion share repurchase authorization.
▪Increased quarterly dividend to $0.24 per share, an increase of 200% since 2020.
▪Deployed $107 million towards bolt-on acquisitions, including $40 million of investments in the
Carrier Ventures portfolio.
▪Paid down $1.2 billion in long-term debt.

Our Company
2026 Proxy Statement

Proposal 1:
Election of Directors
WHAT ARE YOU VOTING ON?
The Board presents 10 nominees for election as directors at the 2026 Annual Meeting. Each director nominee has consented to being named as a nominee in the proxy materials and to serve if elected. Each director elected at the Annual Meeting will serve until the 2027 Annual Meeting or until a successor is duly qualified and elected.
We believe the members of our Board of Directors should hold diverse perspectives and viewpoints, as well as provide a balance of distinguished leadership, strategic skill sets and professional experience relevant to our business in order to contribute to overall board effectiveness. Our director nominees hold or have held senior positions as leaders of various large and complex global businesses and have been chief executive officers, chief financial officers, chief accounting officers and members of senior management, as well as members of the boards of directors of those businesses.
Detailed biographical information for each director nominee follows. We have included career highlights, other directorships and other leadership and service experience. Our Board considered all of the below described attributes as well as the results of our annual self-evaluation process when deciding to renominate each of the nominees.

Board Recommendation:	Vote FOR each director nominee

David L. Gitlin, 56 Chairman & Chief Executive Officer, Carrier Global Corporation Director Since: 2020 Other Public Company Boards: 1

John J. Greisch, 70 Lead Independent Director Former President & Chief Executive Officer, Hill-Rom Holdings, Inc. Director Since: 2020 Other Public Company Boards: None

Jean-Pierre Garnier, 78 Independent Former Chief Executive Officer, GlaxoSmithKline plc Director Since: 2020 Other Public Company Boards: 2

Charles M. Holley, Jr., 69 Independent Former Executive Vice President & Chief Financial Officer, Wal-Mart Stores, Inc. Director Since: 2020 Other Public Company Boards: 2

Michael M. McNamara, 69 Independent Co-Founder & Chief Executive Officer, Samara Former Chief Executive Officer, Flex Ltd. Director Since: 2020 Other Public Company Boards: 1

Amy E. Miles, 59 Independent Former Chair of the Board & Chief Executive Officer, Regal Entertainment Group Director Since: 2025 Other Public Company Boards: 2

Susan N. Story, 66 Independent Former President & Chief Executive Officer, American Water Works Company, Inc. Director Since: 2023 Other Public Company Boards: 1

Michael A. Todman, 68 Independent Former Vice Chairman, Whirlpool Corporation Director Since: 2020 Other Public Company Boards: 3

Max Viessmann, 37 Chief Executive Officer & Member of the Executive Board, Viessmann Generations Group GmbH & Co. KG Director Since: 2024 Other Public Company Boards: None

Virginia M. Wilson, 71
Independent
Former Senior Executive Vice President &
Chief Financial Officer, Teachers Insurance and
Annuity Association of America
Director Since: 2020
Other Public Company Boards: 1

Carrier Global Corporation

Criteria for Board Membership
Through the annual self-evaluation process, the Governance Committee of the Board has identified the following key attributes, skills and experience of directors that it believes are essential to the oversight and implementation of Carrier’s business and strategy requirements and to promoting the long-term interests of Carrier, its shareowners and other stakeholders.

KEY ATTRIBUTES

▪Objectivity and independence ▪Sound judgment ▪High integrity ▪Effective collaboration
▪Loyalty to the interests of Carrier and its shareowners
▪Ability and willingness to devote the time necessary
to fulfill a director’s duties
▪Ability to contribute to the diversity of perspectives in
the Board’s deliberations

KEY SKILLS AND EXPERIENCE

Financial
Accurate financial reporting, effective capital allocation and strong financial controls are fundamental to the Board’s oversight responsibilities. The Board seeks directors with senior financial leadership experience and/or experience overseeing large, complex enterprises, providing proficiency in financial management, financial reporting, capital markets, capital allocation and mergers and acquisitions.

Human Capital Management
The ability to attract, develop and retain a highly skilled workforce is critical to our long‑term success. The Board seeks directors with experience leading or overseeing organizations with significant human capital needs, including workforce planning, talent development, succession planning, employee engagement and organizational culture.

Risk Management/ Oversight
Risk management experience is critical to our role in overseeing and understanding enterprise risk exposures, including compliance, cybersecurity, financial, human capital, operational, political, regulatory, reputational and strategic risks. The Board seeks directors whose experience and judgment equip them to identify and assess risk, anticipate emerging issues, challenge management and provide informed oversight across the company’s risk profile.

Senior Leadership
Extensive leadership experience provides insight into organizational complexity, strategic planning and change management. The Board seeks directors with demonstrated experience leading large, complex organizations, setting strategy, developing executive talent and driving transformation and long‑term growth.

Innovation, Digital, Technology and Cybersecurity
Technology, innovation, AI and cybersecurity are integral to Carrier’s growth strategy and operations. The Board seeks directors with experience overseeing technology‑enabled innovation, digital transformation, emerging technologies (including AI), data and information systems or cybersecurity, supporting effective oversight as the company advances as a digitally enabled, sustainable climate and energy solutions provider.

International Business Operations
Carrier operates globally, with a significant portion of its revenue generated outside the United
States. The Board seeks directors with experience managing or overseeing international operations, enabling them to bring global business, regulatory, geopolitical and cultural perspectives to Board deliberations.

Knowledge of Company/Industry
Understanding Carrier’s business and industry enhances our ability to oversee strategy and performance. The Board seeks directors with experience in Carrier’s businesses or adjacent industries, whether gained through executive leadership or board service, providing insight into the company’s operating, competitive, strategic and regulatory environment.

Marketing/Sales
Strong customer relationships and market insight are increasingly important to executing
Carrier’s growth strategy. The Board seeks directors with experience in marketing, sales or commercial strategy, enabling oversight of customer engagement, brand positioning and revenue growth initiatives, including recurring and digitally enabled offerings.

2026 Proxy Statement

Proposal 1: Election of Directors

Board Nominee Highlights

TENURE		AGE	INDEPENDENCE

4.9 years average tenure
Our 10-member Board of Directors includes
our Chairman & Chief Executive Officer, one other
non-independent director and eight
independent directors.
All independent directors meet the heightened
independence standards for our Audit Committee
and Compensation Committee.

7 members on Board since inception	3 new Board members in last 3 years

64.3
average
age
Board Composition and Attendance

Our policy is to build a board representing a diverse range of perspectives:
Attendance:
Directors attended 98% of the regular meetings of the Board and
100% of the regular meetings of the committees on which they served in 2025. Each director attended more than 94% of the
meetings of the Board and the committees on which he or she
served during 2025.

3	Female (30%): Amy E. Miles, Susan N. Story, Virginia M. Wilson
1	Racially diverse (10%): Michael A. Todman
3	Born outside U.S. (30%): Jean-Pierre Garnier, Michael A. Todman, Max Viessmann
Director Skills and Experience
Our director nominees’ most significant skills and experience are highlighted in the following matrix. The matrix is intended as a high-level summary and not as an exhaustive list of each director’s skills or contributions to the Board.

SKILLS, EXPERIENCES AND ATTRIBUTES

	Governance and Oversight	Carrier's Business and Strategy

NAME

David L. Gitlin

John J. Greisch

Jean-Pierre Garnier

Charles M. Holley, Jr.

Michael M. McNamara

Amy E. Miles

Susan N. Story

Michael A. Todman

Max Viessmann

Virginia M. Wilson

Financial	Risk Management/ Oversight	Marketing/Sales	Knowledge of Company/Industry

Human Capital Management	Senior Leadership	Innovation, Digital, Technology and Cybersecurity	International Business Operations

Carrier Global Corporation

The Board’s Self-Evaluation Process

The Board believes that robust and constructive self-evaluation is an essential element of good corporate governance. To this end, each year the Board evaluates its own performance and that of the standing committees and individual directors.
The self-evaluation informs the Board’s consideration of the following:
▪Board leadership and structure
▪Membership criteria
▪Refreshment objectives, including committee assignments and succession planning
▪Opportunities to increase the Board’s overall effectiveness, including the addition of new skills and experience and diverse perspectives
John Greisch, our Lead Independent Director, and Virginia Wilson, our Governance Committee
Chair, led the 2025 evaluation process and met with each of the directors individually to allow for their candid assessments of peer contributions and performance as well as Board and committee effectiveness. Mr. Greisch and Ms. Wilson provided a summary of their conversations to the Board, which included feedback regarding the following topics:
Our Lead Independent Director and Governance Committee Chair lead the annual self-evaluation.

▪The skills and experience of individual directors and the
Board as a whole
▪The Board’s engagement with management
and shareowners
▪The structure and composition of the Board’s
committees and their respective areas of oversight

▪The combined Chairman and CEO role, and whether it
continues to provide the most effective leadership and
oversight for the company and its growth strategy
▪The Board’s role in, and adequateness of, succession
planning for CEO and senior leadership
▪The effectiveness of Board and committee meetings
and meeting materials

Director Independence
Under Carrier’s Corporate Governance Principles, a substantial majority of our directors must be independent, meaning that the director does not have a direct or indirect material relationship with Carrier other than as a director. The Governance Committee assesses director independence pursuant to the NYSE listing standards, applicable law and Carrier’s Director Independence Policy
(the “Policy”), which is available on the Governance section of our website at www.carrier.com/us/en/governance.
Before joining the Board, and annually thereafter, each director completes a questionnaire seeking information about relationships and transactions that may require disclosure or affect their director responsibilities, that may affect the independence determination or that may affect the heightened independence standards that apply to members of the Audit Committee and Compensation
Committee. The Governance Committee’s assessment considers all known relevant facts and circumstances about any relationships bearing on the independence of a director or nominee. The assessment also considers sales and purchases of products and services between Carrier, including its subsidiaries, and other companies or charitable organizations where a director and a nominee (and immediate family members) may have relationships that are pertinent to the independence determination.
Based on this assessment, the Board has determined that all of the nominees for election at the 2026 Annual Meeting, except for Messrs. Gitlin and Viessmann, are independent under NYSE listing standards and the Policy, because none of them has a business, financial, family or other relationship with Carrier that is considered material. With respect to the two non-independent nominees, Mr. Gitlin is currently the Chief Executive Officer of Carrier, and Mr. Viessmann is the Chief Executive Officer, a member of the Executive Board and a significant beneficial owner of Viessmann Generations Group GmbH & Co. KG (the “Viessmann
Generations Group”), from which Carrier acquired the Viessmann Climate Solutions business and with which Carrier has entered into various related agreements and transactions as discussed on page 69 under the heading "Other Important Information —
Transactions with Related Persons.”
Additionally, the Board has determined that each member of the Audit Committee meets the independence requirements for audit committee membership under the NYSE listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Also, each member of the Compensation Committee and Governance Committee meets the independence and other requirements for compensation committee and governance committee membership as set forth in the
NYSE listing standards, the company’s Corporate Governance Principles and Director Independence Policy and the rules of the
Securities and Exchange Commission (“SEC”) applicable to boards of directors in general, and compensation committees and governance committees in particular.
2026 Proxy Statement

Proposal 1: Election of Directors

Board Refreshment and Nomination Process
The Board’s annual evaluation of its effectiveness encompasses the following questions, actions and outcomes. It plays an integral role in the refreshment and nomination process.

Does the Board have the
most effective leadership
and committee structure?
Does the Board have the
right membership criteria?
Do the directors reflect the
most effective mix of skills,
experience and diversity
of perspectives?
}	Based on these considerations, the Board adjusts as necessary its structure, composition, recruitment and nominations to enhance its effectiveness on a continual basis.	}
2025-2026 Outcomes
▪Nominated 10 candidates for election at the 2025
Annual Meeting.
▪Appointed Amy E. Miles as a director. She brings
valuable experience in increasing shareowner value by
driving customer, operational and financial excellence.
▪Refreshed committee membership assignments in our
Audit, Governance and Technology & Innovation
committees.

The Board’s self-evaluation process is expected to contribute to the consideration of each incumbent as part of the refreshment and nomination process. A shareowner may recommend a director candidate by writing to Carrier’s Corporate Secretary (see “How
Do I Contact the Corporate Secretary’s Office” on page 68). The Governance Committee or Board also may engage search firms to assist in identifying and evaluating candidates and to ensure that the Board is considering a large and diverse pool of candidates.
The Board believes that new ideas and perspectives are critical to a forward-looking board, as are the valuable experiences and deep understanding of Carrier’s business that a longer serving director offers. Our Corporate Governance Principles and Bylaws do not impose term limits on directors because the Board believes that a director who serves for an extended period will often be uniquely positioned to provide insight and perspective regarding Carrier’s operations and strategic direction.
Our Corporate Governance Principles provide that directors retire at the Annual Meeting following their 75th birthday, unless the
Board determines that an exception is warranted under special circumstances. Upon the recommendation of the Governance
Committee, the Board approved an exception to the mandatory retirement age for Dr. Garnier and nominated him for election at the
2026 Annual Meeting.
In reaching this determination, the Board considered Dr. Garnier’s deep familiarity with Carrier’s business, customers and strategic evolution, developed through his extensive service on the board of Carrier’s former parent company, United Technologies
Corporation (now RTX Corporation), as well as his role as a founding director of Carrier. The Board also considered his significant experience guiding complex, multinational organizations through periods of transformation and strategic change.
Given the company’s current stage in executing its long-term growth strategy, the Board determined that the continuity, institutional knowledge and seasoned judgment that Dr. Garnier provides continue to support effective oversight and well‑informed decision‑making. The Board believes that extending this exception is in the best interests of the company and its shareowners at this time.
Nominees for the 2026 Annual Meeting
The Board, upon the recommendation of the Governance Committee, has nominated for election to the Board the 10 individuals presented in this Proxy Statement. All are current directors of Carrier and were elected by the shareowners at the 2025 Annual
Meeting.
If, prior to the 2026 Annual Meeting, any nominee becomes unavailable to serve, the Board may select a replacement nominee or reduce the number of directors to be elected. If the Board selects a replacement nominee before the 2026 Annual Meeting, the proxy holders will vote the shares for which they serve as proxy for that replacement nominee.

Our Board of Directors recommends a vote FOR the election of each of the nominees presented in the Proxy Statement.

Carrier Global Corporation

David L. Gitlin | 56

Chairman & Chief Executive Officer Carrier Global Corporation	Director Since: 2020	Committees: None

CAREER HIGHLIGHTS
▪Carrier Global Corporation
▪Chairman, since 2021
▪President & Chief Executive Officer, since 2019
▪United Technologies Corporation (diversified manufacturer)
▪President & Chief Operating Officer, Collins Aerospace
Systems, 2018 to 2019
▪President, UTC Aerospace Systems, 2015 to 2018
▪President, Aircraft Systems, UTC Aerospace Systems,
2013 to 2015
▪Various senior positions since joining United
Technologies in 1997, including:
▪President, Aerospace Customers & Business
Development, Hamilton Sundstrand

▪President, Auxiliary Power, Engine & Control Systems,
Hamilton Sundstrand
▪Vice President & General Manager, Power Systems,
Hamilton Sundstrand
▪Vice President, Pratt & Whitney Programs,
Hamilton Sundstrand
▪General Manager, Rolls-Royce/General Electric
Programs, Hamilton Sundstrand
▪Various positions at UTC headquarters and Pratt
& Whitney
OTHER CURRENT DIRECTORSHIPS AND COMMITTEES
▪The Boeing Company, since 2022
(aerospace safety; audit)

John J. Greisch | 70		Lead Independent Director

Former President & Chief Executive Officer Hill-Rom Holdings, Inc.	Director Since: 2020	Committees: Compensation, Technology & Innovation

CAREER HIGHLIGHTS
▪TPG Capital LLC (global private equity)
▪Senior Advisor, 2018 to 2025
▪Hill-Rom Holdings, Inc. (medical technology)
▪President & Chief Executive Officer, 2010 to 2018
▪Baxter International, Inc. (healthcare)
▪President, International Operations, 2006 to 2009
▪Chief Financial Officer, 2004 to 2006
▪President, Bioscience, 2003 to 2004
▪FleetPride Corporation (truck and trailer parts distributor)
▪President & Chief Executive Officer, 1998 to 2001
▪The Interlake Corporation (metal products), various
positions, 1986 to 1997
▪Price Waterhouse (public accounting), various positions,
1978 to 1985

OTHER CURRENT DIRECTORSHIPS AND COMMITTEES
▪Discovery Life Sciences (non-public) (Chairman),
since 2024
▪Catalent, Inc. (non-public) (non-executive Chairman),
since 2018
▪Viant Medical (non-public) (non-executive Chairman),
since 2018
FORMER DIRECTORSHIPS
▪Cerner Corporation, 2019 to 2022
▪Idorsia Pharmaceuticals Ltd., 2017 to 2020
▪Actelion Ltd., 2013 to 2017
▪Hill-Rom Holdings, Inc., 2010 to 2018
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Member, Board of Directors, Ann & Robert H. Lurie
Children’s Hospital of Chicago

2026 Proxy Statement

Proposal 1: Election of Directors

Jean-Pierre Garnier, Ph.D. | 78		Independent

Former Chief Executive Officer GlaxoSmithKline plc	Director Since: 2020	Committees: Compensation, Technology & Innovation

CAREER HIGHLIGHTS
▪Advent International (global private equity)
▪Operating Partner, since 2011
▪Pierre Fabre S.A. (pharmaceuticals)
▪Chief Executive Officer, 2008 to 2010
▪GlaxoSmithKline plc (pharmaceuticals)
▪Chief Executive Officer and Executive Member of the
Board of Directors, 2000 to 2008
▪SmithKline Beecham plc (pharmaceuticals)
▪Chief Executive Officer, 2000
▪Chief Operating Officer and Executive Member of the
Board of Directors, 1996 to 2000
OTHER CURRENT DIRECTORSHIPS AND COMMITTEES
▪BioAge Labs, Inc. (Chair), since 2024
▪Cellectis S.A. (non-executive Chairman), since 2020

FORMER DIRECTORSHIPS
▪Carmat (non-executive Chairman), 2018 to 2022
▪Idorsia Pharmaceuticals Ltd. (non-executive Chairman),
2017 to 2020
▪Radius Health, Inc., 2015 to 2022
▪Alzheon, Inc. (non-public), 2015 to 2018
▪Actelion Ltd. (non-executive Chairman), 2011 to 2017
▪Renault S.A., 2009 to 2016
▪United Technologies Corporation, 1997 to 2020
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Member, Advisory Board of Newman’s Own Foundation
▪Knight Commander of the Order of the British Empire
▪Officier de la Légion d’Honneur of France
▪Member, Board of Directors, Max Planck Institute,
2013 to 2019

Charles M. Holley, Jr. | 69	Independent

Former Executive Vice President & Chief Financial Officer Wal-Mart Stores, Inc.	Director Since: 2020	Committees: Audit (Chair), Governance

CAREER HIGHLIGHTS
▪Wal-Mart Stores, Inc. (retail and eCommerce)
▪Executive Vice President, 2016
▪Executive Vice President & Chief Financial Officer,
2010 to 2015
▪Executive Vice President, Finance and Treasurer,
2007 to 2010
▪Senior Vice President, Finance, 2005 to 2007
▪Senior Vice President & Controller, 2003 to 2005
▪Various roles with Wal-Mart International, 1994 to 2002
▪Deloitte LLP (public accounting)
▪Independent Senior Advisor, U.S. CFO Program,
2016 to 2019
▪Tandy Corporation (electronics retailer), various roles
▪Ernst & Young LLP (public accounting), various roles

OTHER CURRENT DIRECTORSHIPS AND COMMITTEES
▪Sunrise Group Holdings, LLC (non-public), since 2023
▪Phillips 66, since 2019 (audit and finance; public policy
and sustainability)
▪Amgen, Inc., since 2017 (audit, chair; executive;
governance)
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Member, Dean’s Advisory Board, McCombs School of
Business, The University of Texas at Austin
▪Member, Presidents’ Development Board, The University
of Texas at Austin
▪Member, MSB Foundation, The University of Texas
at Austin

Carrier Global Corporation

Michael M. McNamara | 69		Independent

Co-Founder & Chief Executive Officer Samara	Former Chief Executive Officer Flex Ltd.	Director Since: 2020 Committees: Governance, Technology & Innovation (Chair)

CAREER HIGHLIGHTS
▪Samara (infill housing manufacturer)
▪Co-Founder and Chief Executive Officer, since 2022
▪Airbnb, Inc. (Samara division)
▪Head, 2020 to 2022
▪Eclipse Ventures (venture capital)
▪Venture Partner, 2019 to 2022
▪Flex Ltd. (product development firm)
▪Chief Executive Officer, 2006 to 2018
▪Various roles since joining Flex Ltd. in 1994, including
Chief Operating Officer
OTHER CURRENT DIRECTORSHIPS AND COMMITTEES
▪Workday, Inc., since 2011 (audit; governance, chair)

FORMER DIRECTORSHIPS
▪PCH International Holdings (non-public) (non-executive
Chairman), 2019 to 2023
▪Skyryse (non-public), 2019 to 2022
▪Slack Technologies, Inc., 2019 to 2021
▪Delphi Corporation, 2009 to 2012
▪MEMC Corporation, 2007 to 2011
▪Flex Ltd., 2005 to 2018
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Member, Advisory Board, New Legacy Opportunity Fund
▪Member, Visiting Committee Advisory Board, MIT Sloan
School of Management

Amy E. Miles | 59	Independent

Former Chair of the Board & Chief Executive Officer Regal Entertainment Group	Director Since: 2025	Committees: Audit, Governance

CAREER HIGHLIGHTS
▪Regal Entertainment Group, Inc. (movie theater operator)
▪Chair, 2015 to 2018
▪Chief Executive Officer, 2009 to 2018
▪Treasurer and Chief Financial Officer, 2000 to 2009
▪Senior Vice President of Finance, 1999 to 2000
▪Deloitte LLP (professional services)
▪Senior Manager, 1998 to 1999
▪PricewaterhouseCoopers LLP (professional services)
▪Various positions, 1989 to 1998

OTHER CURRENT DIRECTORSHIPS AND COMMITTEES
▪Suntex Marinas (non-public) (Independent Board Chair),
since 2022
▪The Gap, Inc., since 2020 (audit, chair; governance and
sustainability)
▪Amgen Inc., since 2020 (audit; governance)
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Advisory Board, LIV Development, LLC
▪Former Independent Director, Norfolk Southern
Corporation
▪Former Lead Director, ASM Global

2026 Proxy Statement
Proposal 1: Election of Directors

Susan N. Story | 66	Independent

Former President & Chief Executive Officer American Water Works Company, Inc.	Director Since: 2023	Committees: Audit, Compensation

CAREER HIGHLIGHTS
▪American Water Works Company, Inc. (water and
wastewater utility)
▪President and Chief Executive Officer, 2014 to 2020
▪Senior Vice President and Chief Financial Officer,
2013 to 2014
▪Southern Company (gas and electric utility
holding company)
▪Chief Executive Officer, Southern Company Services,
Inc., and Executive Vice President, Southern Company,
2011 to 2013
▪President and Chief Executive Officer, Gulf Power
Company, Inc., 2003 to 2010
▪Executive Vice President, Engineering and Construction,
2001 to 2003
▪Senior Vice President, Southern Power Company,
2001 to 2003

OTHER CURRENT DIRECTORSHIPS AND COMMITTEES
▪Dominion Energy, Inc. (Independent Lead Director),
since 2017 (safety, technology, nuclear and operations;
compensation and talent development)
FORMER DIRECTORSHIPS
▪Newmont Corporation, 2020 to 2025
▪American Water Works Company, Inc., 2014 to 2020
▪Raymond James Financial, Inc. (former Lead
Independent Director), 2008 to 2023
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Board of Advisors, H. Lee Moffitt Cancer Center &
Research Institute

Michael A. Todman | 68	Independent

Former Vice Chairman Whirlpool Corporation	Director Since: 2020	Committees: Compensation (Chair), Technology & Innovation

CAREER HIGHLIGHTS
▪Whirlpool Corporation (home appliances and
related products)
▪Vice Chairman, 2014 to 2015
▪President, Whirlpool International, 2006 to 2007 and
2009 to 2014
▪President, Whirlpool North America, 2007 to 2009
▪Executive Vice President, Whirlpool Corporation, and
President, Whirlpool Europe, 2001 to 2005
▪Various capacities since joining Whirlpool in 1993,
including management, operations, sales and marketing
positions in North America and Europe
▪Wang Laboratories, Inc., (computers), various roles
▪Price Waterhouse (public accounting), various roles
OTHER CURRENT DIRECTORSHIPS AND COMMITTEES
▪Mondelez International, Inc., since 2020 (people and
compensation, chair; governance)

▪Prudential Financial, Inc. (Lead Independent Director),
since 2016 (compensation and human capital, chair;
executive, chair; finance)
▪Brown-Forman Corporation (Lead Independent
Director), since 2014 (audit; governance and
nominating; executive)
FORMER DIRECTORSHIPS
▪Newell Brands, Inc., 2007 to 2020
▪Whirlpool Corporation, 2006 to 2015
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Chairman, Board of Directors, Boys & Girls Clubs of
Southwest Michigan
▪Vice Chair, Board of Directors, Corewell Health

Carrier Global Corporation

Max Viessmann | 37

Chief Executive Officer & Member of the Executive Board Viessmann Generations Group GmbH & Co. KG	Director Since: 2024	Committees: Technology & Innovation

CAREER HIGHLIGHTS
▪Viessmann Generations Group GmbH & Co. KG (heating
and refrigeration), since 2015
▪Chief Executive Officer & Member of the Executive
Board, since 2017
▪The Boston Consulting Group (consulting services),
2013-2015
▪Angel investor in Europe and Asia, since 2011

OTHER CURRENT DIRECTORSHIPS AND COMMITTEES
▪Viessmann Generations Group GmbH & Co. KG
(non-public), since 2017
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Chairman, Advisory Council of the German Cancer
Research Center
▪Advisory Board Member, FGTC Investment GmbH

Virginia M. Wilson | 71	Independent

Former Senior Executive Vice President & Chief Financial Officer Teachers Insurance and Annuity Association of America	Director Since: 2020	Committees: Audit, Governance (Chair)

CAREER HIGHLIGHTS
▪Teachers Insurance and Annuity Association of America
(financial services)
▪Senior Executive Vice President & Chief Financial
Officer, 2010 to 2019
▪Wyndham Worldwide (hospitality)
▪Executive Vice President & Chief Financial Officer,
2006 to 2009
▪Cendant Corporation (consumer services in real estate
and travel industries)
▪Executive Vice President & Chief Accounting Officer,
2003 to 2006
▪MetLife, Inc. (insurance)
▪Senior Vice President & Controller, 1999 to 2003

▪Transamerica Life Insurance Companies
▪Senior Vice President & Controller and other finance
roles, life insurance division, 1995 to 1999
▪Deloitte & Touche LLP (public accounting)
▪Audit partner
OTHER CURRENT DIRECTORSHIPS AND COMMITTEES
▪Charles River Laboratories International, Inc., since 2019
(audit, chair; compensation)
FORMER DIRECTORSHIPS
▪Conduent, Inc., 2017 to 2020
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Member, Board of Trustees, Catholic Charities of the
Archdiocese of New York
▪Cardinal McCloskey Community Services

2026 Proxy Statement
Proposal 1: Election of Directors

Corporate Governance
Highlights

  Regular reviews of strategic
direction and priorities
  Regular reviews of significant
risks; active oversight of
Enterprise Risk Management
(“ERM”) program
  Annual review of Board policies,
governance practices and
committee charters
  Annual Board, committee and
director evaluations; regular
refreshment actions
  80% of director nominees
independent
  Robust Lead Independent Director
with explicit responsibilities

  Regular meetings of independent
directors led by Lead
Independent Director
  Annual election of all directors
  Majority voting for directors in
uncontested elections
  Rigorous share ownership
requirements for directors and
senior management
  Directors required to hold
company-granted equity
until retirement
  Hedging, short sales and pledging
of Carrier securities prohibited

  Eligible shareowners can
nominate directors through proxy
access
  Shareowners may act by
written consent
  15% of shareowners may call
special meetings
  No supermajority shareowner
voting requirements
  98% attendance at stated Board
meetings in 2025
  100% attendance at stated
committee meetings in 2025

Our Commitment to Sound Corporate Governance Practices
As the highlights above demonstrate, Carrier is committed to strong corporate governance practices. Our governance framework enables our experienced and accomplished directors to provide advice, insight and oversight that promote the long-term interests of the company, our shareowners and other stakeholders.
We encourage you to visit the Governance section of our website (see page 6), where you can access Carrier’s governance documents. These documents reflect our commitment to integrity, transparent financial reporting and strong financial controls; our approach to corporate governance and risk management; and our commitment to the environment and sustainability. These documents include:

▪Amended and Restated Certificate of Incorporation
▪Amended and Restated Bylaws
▪Corporate Governance Principles
▪Board Committee Charters
▪Director Independence Policy
▪Related Person Transactions Policy
▪Share Ownership Requirements
▪Code of Ethics and excerpts from Carrier’s Corporate
Policy Manual

▪Information about Carrier's compliance initiatives,
including the Speak Up Program, which allows
employees and other stakeholders to ask questions or
raise concerns confidentially and outside the usual
management channels
▪Information about how to communicate concerns with
our Board, Lead Independent Director or one or more
independent directors
▪Information relating to our political activities
▪2025 Sustainability and Impact Report
▪2030 Sustainability Goals and related initiatives

Carrier Global Corporation

Significant Corporate Governance Actions
The Board consistently demonstrates its commitment to sound corporate governance practices, policies and procedures designed to ensure that our Board effectively exercises its oversight role. We have implemented a number of actions over time to increase shareowner rights, enhance the Board’s structure and augment our commitment to sustainability and corporate responsibility.
Since the beginning of 2025, these actions have included, among other things, Board refreshments, enhancing oversight of emerging risks related to artificial intelligence (“AI”), expanding our disclosures related to political activities undertaken by the company and updating various policies and Committee Charters to enhance Board oversight of Carrier’s corporate responsibility practices and programs.
Increased Diversity of Perspectives
During 2025, Ms. Miles was appointed to the Board. Her diverse skills, experience and background bring a new perspective and expertise to our Board and to the committees on which she serves. We also refreshed committee assignments across our Audit,
Governance and Technology & Innovation committees following Ms. Miles’s appointment, changes which we believe infuse new skill sets and perspectives into our committees.
Board Engagement
Throughout 2025, the Board continued to prioritize meaningful, director‑led engagement to support effective oversight, informed decision‑making and alignment with shareowner interests.
Directors engaged extensively with management through regularly scheduled meetings of the Board and its committees, complemented by direct interactions outside the boardroom. During the year, directors participated in visits to Carrier manufacturing and operational facilities in the United States and Europe, and they engaged with senior leaders through both formal and informal settings, providing firsthand insight into the company’s operations, culture and leadership.
In early 2025, the Board further strengthened its direct engagement with shareowners through a targeted, stewardship‑focused outreach effort led by our Lead Independent Director and Compensation Committee Chair. This outreach was designed to better understand shareowner perspectives on the 2024 say‑on‑pay vote and to gather feedback on how to address shareowners’
expectations going forward. Feedback from these discussions was shared with the full Board and informed ongoing Board and committee deliberations related to executive compensation, governance practices and related disclosures. Leading up to the 2026 proxy season, the Board’s Lead Independent Director engaged on matters including corporate governance, Board succession planning and risk oversight.
Corporate Responsibility Oversight
In 2025, we strengthened our corporate governance framework to further enhance the Board's oversight of corporate responsibility matters. The Board approved amendments to the Governance Committee Charter to formally assign oversight of Carrier's corporate responsibility practices, programs and initiatives to the Governance Committee. These practices include Carrier's environmental practices and sustainability programs, social initiatives, political practices and governance programs. The
Governance Committee now monitors emerging corporate responsibility trends and risks and ensures alignment with Carrier’s strategic objectives.
Board Leadership Structure
Chairman and Chief Executive Officer Roles
The Board does not have a policy about whether the roles of Chairman of the Board and Chief Executive Officer (“CEO”) should be separate or combined. Rather, under our Corporate Governance Principles, the Board has the flexibility to annually choose the leadership structure that it believes will provide the most effective leadership and oversight for the company and its growth strategy.
The Governance Committee routinely reviews our governance practices and Board leadership structure, and the Board selects the structure that it believes provides the most effective leadership and oversight for the company. In making this decision, the Board considers a range of factors, including the company’s operating and financial performance, recent or anticipated changes in the
CEO role, the effectiveness of the processes and structures for Board interaction with and oversight of management, and the importance of maintaining a single voice in leadership communications and Board oversight, both internally and externally, including with investors.
2026 Proxy Statement
Proposal 1: Election of Directors

Combined Role of Chairman and CEO under David L. Gitlin
David L. Gitlin, Carrier’s CEO, has served in the position of Chairman of the Board since April 2021. The Board again elected
Mr. Gitlin to this role in April 2025, and it continues to believe that the interests of shareowners are best served at this time if the roles of Chairman and CEO remain combined in Mr. Gitlin. The Board’s belief is based on the following:

▪Mr. Gitlin has served as President & CEO of Carrier since
June 2019 and as a director since UTC, renamed RTX,
completed the spinoff of Carrier (the “Separation”) into an
independent publicly traded company.
▪Before joining Carrier, he had been a 22-year veteran of
UTC and held numerous senior positions, including
President & Chief Operating Officer of Collins Aerospace
Systems, which in 2019 had annual net sales of
$26 billion, and President of UTC Aerospace Systems.
▪Through the Separation from UTC, the transformation of
Carrier into an independent public company and
throughout the COVID-19 pandemic, Mr. Gitlin
demonstrated strong and effective leadership.
▪During 2023 and 2024, Mr. Gitlin’s leadership and vision
were critical to the architecture and execution of Carrier’s transformation into a pure-play global leader in intelligent climate and energy solutions through the acquisition of
Viessmann Climate Solutions and divestiture of the Global
Access Solutions, Industrial Fire, Commercial
Refrigeration and Commercial & Residential Fire
businesses.
▪During 2025, Mr. Gitlin led Carrier through challenging
macroeconomic headwinds, advancing strategic actions
that strengthened the company’s competitive positioning
across its three growth vectors of product, aftermarket and
systems.

▪Mr. Gitlin has the requisite strategic vision,
experience and business acumen to lead this
simpler, more focused Carrier moving forward.
▪He has fostered a strong working relationship between the
Board and management through transparency and
receptiveness to new ideas and approaches, active and
effective engagement with investors and other
stakeholders, and by cultivating accessibility to the
management team.
▪The combined roles of Chairman and CEO promote
decisive, unified leadership as Carrier enters the next
critical stage of its long-term growth strategy.
▪As delineated in the Corporate Governance Principles, the
Board has maintained a robust role for the Lead
Independent Director, and Mr. Greisch has exhibited
strong and consistent leadership fulfilling that role and,
along with the other independent directors, exercised
active oversight of the Chairman and CEO.
▪As demonstrated on pages 13 through 21, the Board has
maintained and continually refined strong governance
practices that ensure robust independent oversight,
shareowner feedback and Board and management
accountability.

Lead Independent Director Responsibilities
As expressly set forth in our Corporate Governance Principles, the independent directors of the Board designate a non-employee director to serve as Lead Independent Director when the Chairman is not independent. The Lead Independent Director’s responsibilities include the following and essentially mirror a non-executive Chairman’s responsibilities:

▪May call and preside over private sessions of the
independent directors
▪May call special meetings of the Board and preside over
such meetings when the Chairman is not present
▪Serves as liaison between the non-employee directors
and the Chairman
▪Engages with significant constituencies, as requested
▪Works with the Chairman to plan and set the agenda for
Board meetings

▪Oversees the performance evaluation and
compensation of the CEO
▪Facilitates succession planning and
management development
▪Facilitates the Board’s annual self-evaluation
process with the Chair of the
Governance Committee
▪Authorizes the retention of outside advisors and
consultants who report to the Board on
board-wide issues

The Board believes that a Lead Independent Director with well-defined responsibilities enhances the effectiveness of the independent directors, improves risk management and oversight and provides a channel for independent directors to candidly raise issues or concerns for the Board’s consideration.
Carrier Global Corporation

Board Responsibilities and Meetings
The Board and our directors operate pursuant to Carrier’s Amended and Restated Certificate of Incorporation, Amended and
Restated Bylaws, Corporate Governance Principles, Director Independence Policy, Related Person Transactions Policy, Share
Ownership Requirements and Code of Ethics, all of which are available on the Governance section of our website (see page 6).

Chair: David L. Gitlin Lead Independent Director: John J. Greisch Meetings: 6 Stated Meetings (additional Special Meetings as required)
Primary Responsibilities:
▪Oversees Carrier’s strategy, business and affairs in the best interests of Carrier and its shareowners
▪Advances the long-term interests of Carrier and its shareowners while also responsibly addressing the concerns of other stakeholders, including Carrier employees, customers, suppliers and communities
▪Oversees Carrier’s corporate responsibility practices, programs and initiatives, including climate-related matters, social initiatives and government relations, and delegates to one or more standing committees oversight of certain program elements
▪Reviews, approves and monitors business strategies and objectives
▪Oversees significant risks and risk management activities, pursuant to Carrier’s
Enterprise Risk Management program
▪Selects, evaluates and plans succession of senior executive management, including the CEO
▪Elects and designates Board and committee leadership and committee members
▪Undertakes annual self-evaluation and regular refreshment actions and selects director nominees for annual election
▪Establishes and enhances corporate policies and governance practices that promote and maintain the integrity of Carrier and respect the interests of our shareowners

Our Board engages with, provides informed and meaningful guidance and feedback to and maintains an open dialogue with management primarily through stated meetings and additional special meetings where required. At each stated meeting, the agenda typically includes a review of the company’s financial results and outlook, a briefing on aspects of our long-term strategy, committee reports and other matters whether requested by the directors or deemed pertinent by management. In addition, the
Board and senior management hold an annual strategic planning session in October.
The Board met seven times in 2025, including six regular stated meetings and one special meeting. Together, directors attended
98% of the regular stated meetings of the Board and 100% of regular stated meetings of committees on which they served during
2025.
Carrier’s directors meet in executive sessions regularly without management and in additional sessions when requested. These sessions are led by our Lead Independent Director and typically occur before and/or after Board meetings. The Board met in executive session without management present during all six of its regular stated meetings in 2025. Independent directors also met in 2025.
To prepare for Board and committee meetings, the directors receive the agenda and materials in advance to facilitate more informed discussion and decision-making.
Directors are encouraged to attend the Annual Meeting. All our directors attended the 2025 Annual Meeting, which was held virtually.
2026 Proxy Statement
Proposal 1: Election of Directors

Committee Responsibilities, Composition and Meetings
The Board has four standing committees: Audit, Compensation, Governance and Technology & Innovation. The Audit,
Compensation and Governance committees are composed exclusively of independent directors. All four committees operate pursuant to a written charter — all of which are available on the Governance section of our website (see page 6). Each charter is periodically reviewed by the respective committee to determine whether it should be updated to reflect best practices and/or director feedback. Committee meetings are generally held in conjunction with stated Board meetings, and additional meetings of the Audit Committee are held to review quarterly reports before filing with the SEC. The committees may meet more frequently if necessary. Each committee has the authority to retain independent advisors to assist in the performance of its responsibilities.
Audit Committee

Chair: Charles M. Holley, Jr. Amy E. Miles Susan N. Story Virginia M. Wilson Meetings: 8 Stated Meetings
Primary Responsibilities:
▪Assists the Board in overseeing the integrity of Carrier’s financial statements and disclosures in Carrier’s Form 10-Q and 10-K, including climate- and cybersecurity-
related disclosures; the independence, qualifications and performance of Carrier’s independent auditors and internal audit function; the company’s compliance with its policies and procedures, internal controls, Code of Ethics and applicable laws and regulations; and the policies and practices of Carrier’s ERM program; financial risks and other significant areas of risk, including compliance- and cybersecurity-related risks
▪Recommends to the Board the appointment of the independent auditor for ratification by shareowners
▪Responsible for compensation, retention and oversight of the independent auditor
▪Preapproves all audit services and permitted non-audit services to be performed for
Carrier by its independent auditor
▪Reviews and approves the appointment and replacement of the senior Internal
Audit executive

In January 2026, the Board determined that each of Mr. Holley and Mses. Miles, Story and Wilson are “audit committee financial experts” as that term is defined in SEC rules, and that each has accounting and financial management expertise as provided under the rules of the NYSE.
Compensation Committee

Chair: Michael A. Todman Jean-Pierre Garnier John J. Greisch Susan N. Story Meetings: 5 Stated Meetings
Primary Responsibilities:
▪Reviews Carrier’s executive compensation plans, practices and policies to ensure that they adequately and appropriately align executive and shareowner interests, and mitigate compensation-based risk
▪Establishes and determines the satisfaction of performance goals for Carrier’s bonus plans for executives, including performance goals for senior executives
▪Approves the annual objectives of the CEO and leads an evaluation of the CEO’s performance against such objectives
▪Approves the compensation of the executive officers and certain other executives and recommends for full Board approval the compensation of the CEO
▪Reviews and approves Carrier’s practices for annual and long-term incentive awards
▪Reviews a risk assessment of Carrier’s compensation policies, plans and practices
▪Reviews and monitors Carrier’s employee engagement programs, and related initiatives and goals of Carrier’s environmental, social and governance programs, and conducts regular pay equity reviews of Carrier’s compensation programs
▪Reviews and approves the Compensation Discussion and Analysis, Compensation
Committee Report and statements regarding shareowner advisory votes on executive compensation and frequency of such votes in Carrier’s proxy statement.

In January 2026, the Board determined that each of Messrs. Garnier, Greisch and Todman and Ms. Story are “non-employee directors” as that term is defined in the SEC rules.
Carrier Global Corporation

Governance Committee

Chair: Virginia M. Wilson Charles M. Holley, Jr. Michael M. McNamara Amy E. Miles Meetings: 3 Stated Meetings (additional Special Meetings as required)
Primary Responsibilities:
▪Identifies and recommends qualified candidates for election to the Board
▪Reviews and recommends appropriate amendments to Corporate Governance
Principles and other Board policies
▪Recommends appropriate compensation of non-employee directors
▪Submits to the Board recommendations for committee assignments and leadership
▪Reviews directors’ independence, outside professional time commitments and responsibilities
▪Oversees the orientation of new Board members and the continuing education of all directors
▪Assists the Board in its oversight responsibilities related to Carrier’s corporate governance framework and its corporate responsibility practices, programs and initiatives, including, but not limited to, Carrier’s: (i) environmental practices; (ii) social initiatives; (iii) political initiatives, as well as Carrier’s positions and responses to significant public issues; and (iv) governance programs

Technology & Innovation Committee

Chair: Michael M. McNamara Jean-Pierre Garnier John J. Greisch Michael A. Todman Max Viessmann Meetings: 3 Stated Meetings
Primary Responsibilities:
▪Monitors technology and digital developments and trends, including those in the field of sustainability that could have a material impact on Carrier, its customers, suppliers and communities
▪Oversees Carrier’s innovation strategy and its impact on Carrier’s performance, growth and competitive position
▪Evaluates Carrier’s competitiveness from a technology, digital and innovation standpoint
▪Assists the Board in overseeing risks related to Carrier’s technology and innovation initiatives and supports the Audit Committee in overseeing risks related to Carrier’s information technology and cybersecurity programs
▪Supports, as requested, the Governance Committee in its oversight of Carrier’s environmental, health and safety and product integrity programs

2026 Proxy Statement
Proposal 1: Election of Directors

How We Manage Risk
Our Risk Management Framework
Carrier encounters an extensive range of risks, including compliance, financial, geopolitical, legal, operational, regulatory, reputational and strategic. Within these broad categories, specific risks include: government actions (including related to developments in trade policy and the imposition of tariffs and climate regulations); cybersecurity; economic conditions in the industries and markets in which we operate (including financial market conditions, inflationary cost pressures and levels of end market demand, among other factors); the competitive landscape (including disruptive technologies); human capital management
(including talent acquisition, development and retention); logistics and supply chain; and the impact of disruptive events (including natural disasters and pandemics).
To manage these and other risks, we have implemented an ERM program, which is a companywide effort that is managed by senior executives and overseen by the Audit Committee and Board to identify, assess, manage, report and monitor enterprise risks that may affect our ability to achieve the company’s objectives and strategy.
As part of the ERM program, ownership of enterprise risk is assigned to the appropriate business segment or corporate function that is responsible for developing and implementing comprehensive mitigation plans. The Board reviews key risks and mitigation plans on an annual basis in conjunction with Carrier’s strategic plan. Mitigation plans are reviewed for effectiveness and include a broad range of measures to manage and mitigate risk, including adjustments to strategic and business initiatives, research and development, product design, increased protection for our facilities and supply chain and enhanced internal controls, including employee and contractor training.
The Board and its committees also review enterprise risks with senior management on an on-going basis throughout the year.
Each committee has primary risk oversight responsibility in the areas that align with its focus and charter responsibilities as described in the table on page 20. At each regular meeting, or more frequently as needed, the Board receives and considers committee reports that provide additional detail on risk management issues and management’s response to them. For example, in
2025, the Board was briefed at two meetings on AI initiatives and resources, as well as discussed the potential impact of AI on
Carrier’s operations, risk profile and governance considerations. These engagements reflect the Board’s proactive approach to remaining informed on evolving developments and working with management on matters with potential strategic and operational implications.
Carrier Global Corporation

The Board’s Role in Risk Management
The full Board is responsible for Carrier’s strategic risks, while the Audit Committee oversees the company’s ERM policies and practices. Responsibility for the oversight of specific risk categories is allocated among the Board and its committees as follows:

Full Board of Directors

▪Major strategies and business objectives ▪Significant risks and risk management activities pursuant to Carrier’s ERM program ▪Succession planning

Audit Committee	Compensation Committee	Governance Committee	Technology & Innovation Committee

▪ERM policies
and practices
▪Capital structure and
significant capital
appropriations
▪Compliance program
▪Cybersecurity risks
▪Financial reporting and
related internal controls
▪Foreign exchange,
interest rates and raw
material hedging
▪Significant operational
risks

▪Compensation and
benefit policies
▪Compensation of select
senior leaders
▪Compensation plan
design and
compensation-
related risk
▪Employee engagement
and inclusion
▪Incentive plan
performance metrics
and goals
▪Pay equity

▪Charitable and
philanthropic policies
▪Conflicts of interest
▪Corporate governance
▪Director independence
▪Environment, health
and safety
▪Government relations,
including Carrier PAC
and political expenditures
▪Corporate responsibility
▪Product integrity

▪Developments and
trends in technology
and digital, including
sustainability
▪Disruption risk by
technology and digital
developments
▪Effectiveness of
Carrier’s technology and
digital strategy and
innovation programs

Government Relations and Public Policy Activities
Carrier engages in political activity and public policy advocacy on issues that impact the company’s business — whether at the local, state or federal level in the United States, or with foreign governments and international governmental organizations.
The Board believes that participating in the legislative and regulatory process is an important part of responsible corporate citizenship, and that Carrier and its employees have a legitimate interest in public policy debates. The Governance Committee and
Board review and monitor the company’s government relations activities, including those of the Carrier PAC. These activities are governed by and conducted in accordance with the standards articulated in our Code of Ethics and corporate policy on
Government Relations, both of which are available on the company’s website.
Carrier’s government relations initiatives are intended to educate and inform officials and the public on a broad range of public policy issues that are important to our business and consistent with the best interests of the company, our shareowners and our other stakeholders. These initiatives are not based on the personal agendas of individual shareowners or Carrier’s directors, officers or employees.
Carrier maintains a Political Activities page on the Carrier website to increase the visibility of our lobbying policies and procedures, provide links to our publicly filed lobbying expenditure reports and provide a list of the trade associations and organizations of which we are members. We encourage you to visit the Political Activities page on the Carrier website at
www.corporate.carrier.com/Political_Activities.
The company does not make political contributions to candidates for U.S. federal office and, as a matter of policy, does not contribute to candidates for state or local office in the United States or for offices in foreign countries. The Carrier PAC, which is entirely funded by voluntary contributions from Carrier employees, is nonpartisan and contributes to candidates for federal office who are supportive of Carrier’s corporate business interests and public policy goals, regardless of political party.
2026 Proxy Statement
Proposal 1: Election of Directors

Shareowner Engagement
The Board and management believe in transparent and open communication with investors. David L. Gitlin, Chairman & CEO, and
Patrick Goris, Executive Vice President, Chief Financial & Strategy Officer, as well as other senior leaders, engage extensively with current and prospective institutional investors and analysts to discuss a broad range of topics. The Board receives frequent reports from management summarizing feedback and key focus areas from those meetings.

Carrier 2025 Shareowner Engagement Key Statistics

▪We met with ~370 unique investors,
including shareowners representing ~65% of our
outstanding shares.
▪David L. Gitlin and Patrick Goris collectively met with
~280 unique investors, including shareowners
representing ~50% of our outstanding shares.
▪We held nearly 300 meetings with shareowners,
including attendance at 16 industry conferences, 10 non-
deal roadshows, as well as onsite meetings, video
conferences and teleconferences.

▪We met with ~100 investors and analysts at our Investor
Day in May 2025, with speaking engagements from our
CEO, CFO and Segment Presidents, as well as ~1,000
attendees via live stream.
▪Leading up to the 2026 proxy season, we invited 100%
of our top 20 shareowners, representing ~65% of our
shares outstanding to discuss corporate governance,
executive compensation and other proxy matters. We met
with 7 of the 20, representing ~42% of shares
outstanding.

Topics Discussed Included

▪Company strategy ▪Market outlook	▪Financial performance ▪Capital allocation, including mergers and acquisitions	▪Sustainability and impact programs and efforts ▪Executive compensation ▪Governance and succession

Succession Planning
The Board is very active in the succession planning process for the CEO and Executive Leadership Team (“ELT”) roles and conducts a formal annual succession planning review. The Board discusses succession planning for the CEO and other senior leaders at each of its Board meetings and plays an active role in mentoring key senior leaders identified through the annual succession planning review. These efforts are supplemented with formal coaching and development opportunities, as appropriate.
Additionally, our independent Board members have direct access to all senior leaders and regularly interact through a variety of mechanisms, including management presentations at Board meetings, personal one-on-one meetings and other informal corporate events. These interactions allow our independent directors to form their own assessment of our senior leaders’ readiness and to identify potential leadership development opportunities.
Director Orientation and Education
New directors participate in an orientation to familiarize them with Carrier and the roles and responsibilities of the Board, including topics tailored to each director’s committee assignments. New directors also learn about the company’s product and service offerings, strategy, business segments, financial statements, significant financial, accounting and risk management issues and compliance programs.
Continuing education offerings on a wide variety of Board-relevant topics also are made available to all directors. In 2025, an external corporate governance legal expert presented to our directors on topics such as AI and its implications for the Board, as well as its impact on Carrier in general. Directors also were updated by members of management regarding shifts in regulatory policy, anticipated and potential changes in applicable laws and regulations, and other pertinent corporate governance topics.
Directors visited our manufacturing facilities and operations centers in Lewisburg, Tennessee, and Allendorf, Germany, where they had the opportunity to connect with employees and experience the Carrier culture.
Directors are encouraged to attend outside continuing education programs and are reimbursed by the company for the cost of such programs and related expenses. Additional presentations and materials, including updates on recent governance developments, are provided to directors as appropriate.
Carrier Global Corporation

Compensation of Directors
Pay Structure
Annual Retainer

Under the terms of the Carrier Board of Directors Deferred
Stock Unit Plan (“Carrier Director DSU Plan”), annual base
retainers for non-employee directors are payable 40% in
cash and 60% in Deferred Stock Units (“DSUs”). A director
may elect to receive the cash retainer in DSUs. The table
below shows the retainers for the Board cycle that began on
April 10, 2025, and ends on April 15, 2026.

Non-Employee Director Annual Retainer for 2025-2026 Board Cycle

$130,000
Cash
$195,000
Deferred
Stock Units

ROLE	CASH ($)	DEFERRED STOCK UNITS ($)	TOTAL ($)
All Non-Employee Directors (base retainer)	130,000	195,000	325,000
Additional Compensation for Services as1
Lead Independent Director	24,000	36,000	60,000
Audit Committee Chair	14,000	21,000	35,000
Audit Committee Member	6,000	9,000	15,000
Compensation Committee Chair	12,000	18,000	30,000
Governance Committee Chair	12,000	18,000	30,000
Technology & Innovation Committee Chair	12,000	18,000	30,000
1Directors serving in multiple leadership roles receive incremental compensation for each role.
In October 2025, the Board, at the recommendation of the Governance Committee, voted to maintain non‑employee director compensation at the same levels for the April 2026 — April 2027 Board cycle as in the prior cycle.
Non-employee directors do not receive additional compensation for attending regularly scheduled Board or committee meetings, but they do receive an additional $5,000 cash payment for each special Board or committee meeting attended in person.
Annual retainers are paid each year following the Annual Meeting. New non-employee directors joining the Board between the
Annual Meeting and the end of September receive 100% of the annual retainer. Directors joining the Board between October and the next Annual Meeting receive 50% of the annual retainer.
DSUs are 100% vested at the time of grant (which occurs on the date of the Annual Meeting or upon an initial appointment to the
Board, as applicable), but settlement does not occur until after a non-employee director leaves the Board. At that time, DSUs are converted into shares of Carrier common stock, distributed either in a lump sum or in 10- or 15-year installments in accordance with the non-employee director’s prior elections. When Carrier pays a dividend on its common stock, each non-employee director is credited with additional DSUs equal in value to the dividend paid on the corresponding number of shares of Carrier common stock.
Under the terms of the Carrier 2020 Long-Term Incentive Plan (“LTIP”), the maximum annual compensation (cash and equity awards) that may be paid by the company to any non-employee director is $1.5 million.
Our non-employee directors are subject to the share ownership requirements discussed under “Share Ownership Requirements”
which begins on page 24.
2026 Proxy Statement
Proposal 1: Election of Directors

2025 Director Compensation
The following table sets forth information regarding the 2025 compensation paid to our non-employee directors.

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)[1]	ALL OTHER COMPENSATION ($)[2]	TOTAL ($)
Jean-Pierre Garnier	130,000	195,000	1,276	326,276
John J. Greisch	16,000	369,000	3,453	388,453
Charles M. Holley, Jr.	144,000	216,000	6,809	366,809
Michael M. McNamara	142,000	213,000	1,276	356,276
Amy E. Miles[3]	221,000	301,500	26,019	548,519
Susan N. Story	6,000	334,000	5,125	345,125
Michael A. Todman	162,000	213,000	1,276	376,276
Max Viessmann	130,000	195,000	828	325,828
Virginia M. Wilson	168,000	222,000	26,105	416,105
1Stock Awards consist of the grant date fair value of the DSU awards credited to the non-employee director’s account, including any portion of the annual cash retainer that the non-employee director elected to receive as DSUs. The value of the DSU awards was calculated in accordance with FASB ASC Topic 718 using assumptions described in Note 14: Stock-Based Compensation to the accompanying Notes to the Consolidated Financial Statements in Carrier’s 2025 Annual
Report on Form 10-K. The number of units credited to each non-employee director in 2025 was calculated by dividing the value of the award by $60.77, the NYSE closing price per share of Carrier common stock on April 9, 2025, the date of the 2025 Annual Meeting. For Ms. Miles, the number of units credited for the April 2024 to April 2025 Board cycle was calculated by dividing the value of the award by $68.80, the NYSE closing price per share of Carrier common stock on January 15,
2025, the effective date of her appointment to the Board.
2Amounts in this column include incidental benefits, matching contributions on behalf of Ms. Miles ($25,000) and Ms. Wilson ($25,000) to an eligible nonprofit organization under the company’s matching gift program, which covers non-employee directors as well as company employees, and spousal travel on the corporate aircraft for Mr. Holley and Ms. Story relating to the December meeting of the Board of Directors.
3Ms. Miles was appointed to Carrier’s Board effective January 15, 2025. As disclosed under “Annual Retainer” on page 22, the Carrier Director DSU Plan provides that new non-employee directors joining the Board between October and the next Annual Meeting receive 50% of the annual retainer.
Carrier Global Corporation

Share Ownership
Director Share Ownership Requirements
Pursuant to our Share Ownership Requirements, each non-employee director is required to own shares of our common stock having a value at least five times their applicable base annual cash retainer within five years of their initial appointment to our
Board. The share ownership requirements may be satisfied by ownership of company common stock, including DSUs and RSUs but excluding stock options, unvested/unexercised SARs and unvested PSUs. Individuals who do not meet these share ownership requirements within the applicable five-year period will not be permitted to sell shares of company common stock until such requirements are satisfied.
As of December 31, 2025, all non-employee directors were in compliance with our Share Ownership Requirements.
Additional discussion of the Share Ownership Requirements applicable to our named executive officers is included on page 43.
Beneficial Share Ownership of Directors and Executive Officers
The following table provides information known to the company as of February 19, 2026, regarding the beneficial ownership of our common stock by: (i) each director and nominee; (ii) NEOs identified in “Compensation Discussion and Analysis” that begins on page 27; and (iii) the directors and executive officers as a group. Unless otherwise noted, each person named in the table below has sole voting and investment power for the referenced shares, and the address of each such person is c/o Carrier Global
Corporation, 13995 Pasteur Boulevard, Palm Beach Gardens, Florida 33418.

DIRECTORS AND NAMED EXECUTIVE OFFICERS	SARs EXERCISABLE WITHIN 60 DAYS[1]	RSUs AND DSUs CONVERTIBLE TO SHARES WITHIN 60 DAYS[2]	TOTAL SHARES BENEFICIALLY OWNED[3]	PERCENT OF CLASS[4]
Jean-Pierre Garnier	—	136,494	154,604	*
David L. Gitlin[3]	1,633,187	—	2,501,507	*
John J. Greisch	—	56,818	92,235	*
Charles M. Holley, Jr.	—	36,812	36,841	*
Michael M. McNamara	—	39,582	39,582	*
Amy E. Miles[3]	—	4,844	5,130	*
Susan N. Story	—	23,017	23,017	*
Michael A. Todman	—	33,396	33,396	*
Max Viessmann[5]	—	8,525	50,082,634	5.99%
Virginia M. Wilson	—	33,330	33,330	*
Edward Dryden	425	—	5,036	*
Michael L. Gierges	—	5,320	5,320	*
Patrick Goris	222,312	—	350,969	*
Gaurang Pandya	37,713	—	58,533	*
Current Directors & Executive Officers as a group (18 in total)[6]	2,496,185	378,138	54,266,708	6.47%
1The SARs in the table reflect the net number of shares of Carrier common stock that would be issued to the executive officers if their vested SARs were exercised within 60 days of February 19, 2026. Once vested, each SAR can be exercised for the number of shares of Carrier common stock having a value equal to the increase in value of a share of Carrier common stock from the date the SAR was granted through the exercise date. The net number of shares of Carrier common stock was calculated using $62.92 per share, which was the closing price on February 19, 2026.
2The non-employee director DSUs are converted into Carrier common stock upon termination of service. The table reflects the number of shares that the director has the right to acquire at any time within 60 days of February 19, 2026, following the director’s separation from the Board. Dr. Garnier acquired a portion of the DSUs reflected in the table in connection with the Separation and his prior service on the UTC Board of Directors. For Mr. Gierges, includes 5,320 RSUs that would vest and be converted into shares within 60 days of February 19, 2026.
3This includes shares for which voting and investment power is jointly held. With respect to Mr. Gitlin, 278,771 shares are jointly held, and with respect to Ms. Miles,
286 shares are jointly held.
4Ownership percentage is based on 835,433,325 shares of Carrier common stock issued and outstanding as of the record date, February 19, 2026.
5For Mr. Viessmann, total shares beneficially owned includes 50,074,109 shares of which he has shared voting power through his affiliation with Viessmann
Generations Group as described below.
6This reflects, as of February 19, 2026, the holdings of the current directors and executive officers of the company, as a group.
* Represents less than 1% of the issued and outstanding shares of the company's common stock as of February 19, 2026.
2026 Proxy Statement
Share Ownership

Principal Shareowners
The following table shows all shareowners known to Carrier to beneficially own more than 5% of the outstanding shares of Carrier common stock as of February 19, 2026.

NAME AND ADDRESS	SHARES	PERCENT OF CLASS[1]
BlackRock, Inc.[2]	55,209,169	6.61%
Capital Research Global Investors[3]	75,499,505	9.04%
The Vanguard Group[4]	93,816,461	11.23%
Viessmann Generations Group GmbH & Co. KG5	50,074,109	5.99%
1Ownership percentage is based on 835,433,325 shares of Carrier common stock issued and outstanding as of the record date, February 19, 2026.
2A report on Schedule 13G/A, filed November 8, 2024, disclosed that BlackRock, Inc., was the beneficial owner of 55,209,169 shares of common stock as of
September 30, 2024. BlackRock, Inc., reported that it held sole voting power with respect to 49,899,368 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 55,209,169 shares and shared dispositive power with respect to zero shares. The address of BlackRock, Inc., is 50 Hudson
Yards, New York, NY 10001. All information regarding BlackRock, Inc., is based on that entity’s report on Schedule 13G/A, filed with the SEC on November 8, 2024.
3A report on Schedule 13G/A, filed February 13, 2025, disclosed that Capital Research Global Investors was the beneficial owner of 75,499,505 shares of common stock as of December 31, 2024, which beneficial ownership was disclaimed pursuant to Rule 13d-4 under the Exchange Act. Capital Research Global Investors reported that it held sole voting power with respect to 75,472,301 shares, shared voting power with respect to zero shares, sole dispositive power with respect to
75,499,505 shares and shared dispositive power with respect to zero shares. The address of Capital Research Global Investors is 333 South Hope Street, 55th
Floor, Los Angeles, CA 90071. All information regarding Capital Research Global Investors is based on that entity’s report on Schedule 13G/A filed with the SEC on
February 13, 2025.
4A report on Schedule 13G/A, filed February 13, 2024, disclosed that The Vanguard Group was the beneficial owner of 93,816,461 shares of common stock as of
December 29, 2023. The Vanguard Group reported that it held sole voting power with respect to zero shares, shared voting power with respect to 1,041,864 shares, sole dispositive power with respect to 90,285,868 shares and shared dispositive power with respect to 3,530,593 shares. The address of The Vanguard Group is
100 Vanguard Boulevard, Malvern, PA 19355. All information regarding The Vanguard Group is based on that entity’s report on Schedule 13G/A, filed with the SEC on February 13, 2024.
5A report on Schedule 13D, filed June 5, 2025, disclosed that Viessmann Generations Group, its sole general partner, Viessmann Komplementär B.V. (“Viessmann
GP”), its managing limited partner, Viessmann Zweite Beteiligungs B.V. (“Viessmann LP”), Max Viessmann, as a director and the controlling stockholder of each of
Viessmann GP and Viessmann LP, and Viessmann Traeger HoldCo GmbH (“Viessmann HoldCo”), were the beneficial owners of 50,074,109 shares of common stock as of June 5, 2025. Each of Viessmann Generations Group, Viessmann GP, Viessmann LP, Max Viessmann and Viessmann HoldCo reported that it held sole voting power with respect to zero shares, shared voting power with respect to 50,074,109 shares, sole dispositive power with respect to zero shares and shared dispositive power with respect to 50,074,109 shares. The address of each of Viessmann Generations Group, Viessmann GP, Viessmann LP, Max Viessmann and
Viessmann HoldCo is Im Birkenried 1, 35088 Battenberg, Germany. All information regarding Viessmann Generations Group, Viessmann GP, Viessmann LP, Max
Viessmann and Viessmann HoldCo appearing in this footnote is based on such persons’ report on Schedule 13D, filed with the SEC on June 5, 2025.
Carrier Global Corporation

Proposal 2:
Advisory Vote to Approve Named
Executive Officer Compensation
WHAT ARE YOU VOTING ON?
We are asking our shareowners to approve, on an advisory basis, the compensation of Carrier’s NEOs disclosed in the
Compensation Discussion and Analysis (“CD&A”), the compensation tables and in the related notes and discussion in this
Proxy Statement.

Board Recommendation:	Vote FOR

Why Should You Vote For This Proposal?
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our shareowners have the opportunity to cast an annual advisory vote to approve the compensation of our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules, which include the CD&A, the compensation tables and the narrative disclosures that accompany the compensation tables. The advisory vote on executive compensation is commonly referred to as the “say-on-pay” vote. While this vote is advisory and therefore not binding on the Board, the outcome of the vote and discussions with investors in the coming year will inform the Compensation Committee’s evaluation of Carrier’s compensation practices and the Committee’s future decisions regarding compensation. We also expect that investor feedback regarding the clarity and transparency of compensation disclosures, if any, will be reflected in future proxy statements to the extent appropriate. We currently hold annual say-on-pay votes, and the next say-on-pay vote will occur at the 2027 Annual Meeting of Shareowners.
The Board and the Compensation Committee believe that Carrier’s executive compensation program has effectively aligned pay with performance, while facilitating the retention of highly talented executives who are critical to our long-term success. Accordingly, the Board recommends that shareowners vote FOR the following resolution:
“RESOLVED, that the compensation of Carrier’s NEOs, as disclosed pursuant to the compensation disclosure rules of the
Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related information provided in this Proxy Statement, is hereby APPROVED on an advisory basis.”

Our Board of Directors recommends a vote FOR this proposal.

2026 Proxy Statement
Proposal 2: NEO Compensation

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides important information about Carrier’s executive compensation philosophy and programs for fiscal year 2025. In addition, this CD&A describes compensation decisions made by the
Compensation Committee of the Board (sometimes referred to within this CD&A as the “Committee”), which is responsible for overseeing the compensation programs for all executives for 2025, including Carrier’s NEOs:

NAMED EXECUTIVE OFFICERS (“NEOs”)	TITLE
David L. Gitlin	Chairman & Chief Executive Officer
Patrick Goris	Executive Vice President, Chief Financial & Strategy Officer (“CFO”)
Michael L. Gierges	President, Climate Solutions Asia Pacific, Middle East & Africa (“CSAME”)
Gaurang Pandya	President, Climate Solutions Americas (“CSA”)
Edward Dryden	President, Climate Solutions Transportation (“CST”)
Carrier Global Corporation

Executive Summary
The overall objective of the compensation program is to encourage and reward the creation of sustainable, long-term shareowner value. The current elements of the executive compensation program directly align the interests of the executives and shareowners, are competitive, motivate achievement of short- and long-term financial goals and strategic objectives, and align realized pay with performance.
Philosophy and Guiding Principles
Carrier’s compensation programs are designed with a focus on long-term, sustained winning through customer commitment and operational excellence. We will drive performance against short- and long-term financial goals while executing the company’s strategic vision to create shareowner value.
Carrier’s guiding principles for executive compensation were established as follows:
▪We create compensation plans that are simple, and transparent to employees and shareowners.
▪We strive to attract and retain the best talent and build teams that are motivated through compensation programs that are market competitive.
▪We pay for performance and ensure that incentive plans have a clear connection between increasing shareowner value and exceeding customer commitments.
▪We clearly align compensation programs to business priorities and shareowner interests, underpinned by a culture strongly tied to the Carrier Code of Ethics and The Carrier Way.
Governance Practices
The Committee believes Carrier’s executive compensation program reinforces its pay-for-performance culture and includes corporate governance practices that are considered by investors to reflect market best practices.

What We Do	What We Do Not Do

  Use an independent executive compensation consultant to advise the Committee
  Annually review and update the composition of our Compensation
Peer Group, as appropriate
  Emphasize long-term, performance-based compensation and
meaningful share ownership guidelines to align executive and shareowner interests
  Align a portion of PSU payouts with share price performance through a relative Total Shareholder Return “Relative TSR” metric
  Design transparent, formulaic incentive plans to promote short- and long-term business success
  Have “double-trigger” provisions for severance payable in the event of a change in control
  Have a stand-alone Clawback Policy applicable to Section 16 officers in accordance with the New York Stock Exchange listing requirements
  Have additional clawback provisions in both the Annual and Long-
Term Incentive plans to recover cash and equity incentive
payments from executives for misconduct and other circumstances
  Maintain a three-year vesting schedule for annual equity awards
  Perform an annual compensation risk assessment to ensure
program does not encourage excessive risk-taking

  Provide excise tax gross-ups on severance/
change-in-control payments
  Permit repricing of stock options or other
equity-based awards without shareowner
approval
  Pay dividends on SARs or PSUs during
performance period
  Permit non-employee directors, executives
or other employees to engage in short
sales or enter into pledging, hedging, puts,
calls or other “derivative” transactions with
respect to company securities
  Provide excessive perquisites
  Provide “single-trigger” benefits under
change-in-control agreements

2026 Proxy Statement
Proposal 2: NEO Compensation

2025 Say-on-Pay Vote and Shareowner Engagement
At our 2025 Annual Meeting of Shareowners, approximately 85% of the votes cast were in favor of our Say‑on‑Pay proposal. We believe this strong level of support reflects our shareowners’ continued confidence in, and alignment with, our annual executive compensation program and pay‑for‑performance philosophy. The Compensation Committee views this outcome as a meaningful endorsement of the design and governance of our compensation framework, including its emphasis on performance‑based compensation, rigorous goal‑setting and alignment with long‑term shareowner value creation. The Committee remains committed to maintaining an ongoing dialogue with shareowners and to continually evaluating our programs to ensure they support our business strategy, reinforce our values and drive sustainable, long‑term performance.
Carrier remains steadfast in our commitment to proactive and transparent engagement with our shareowners. As discussed in greater detail under “Shareowner Engagement,” which begins on page 21, we engage with shareowners throughout the year to seek their feedback on our governance and executive compensation practices, in addition to other topics critical to our long-term growth and shareowner value creation. In 2025 and early 2026, our management team and Lead Independent Director continued
investor engagement with a concerted focus related to proxy, corporate governance and executive compensation matters. This robust engagement underscores our dedication to fostering an open and collaborative dialogue with our shareowners, ensuring their perspectives are thoughtfully considered as we work to drive sustainable, superior value creation.
Management and our Compensation Committee closely evaluated the feedback from our shareowners on executive compensation.
The majority of our shareowners who engaged with us expressed very favorable views on our transparent and detailed disclosures of the structure, design and governance of our regular annual executive compensation program.
Carrier Global Corporation

Section I: 2025 Financial Performance Summary
Our business strategy emphasizes driving strong top- and bottom-line growth. This includes establishing stretch, but attainable, goals for sales, adjusted operating profit, free cash flow and earnings per share to deliver sustainable shareowner value creation.
Carrier’s executive compensation program is designed to motivate executives to execute this strategy.
In 2025, we continued to advance our long‑term growth strategy amid a challenging operating environment. We delivered strong results in key areas critical to our future, including commercial HVAC, data centers and aftermarket, while expanding our presence in important international markets. At the same time, softer demand across shorter‑cycle residential and light commercial markets, as well as in refrigerated transportation, weighed on overall financial performance. Throughout the year, we remained committed to innovation, introducing our Carrier QuantumLeap data center solution and piloting our Carrier Energy residential solution, and we maintained discipline in our capital allocation priorities. In total, we returned approximately $3.7 billion to shareowners through share repurchases and dividends.

Financial Highlights	[1] See Appendix A beginning on page 72 for information regarding non-GAAP measures and a reconciliation of each non-GAAP measure to the most comparable GAAP measure.
Total Shareholder Return (“TSR”)
▪TSR is a financial metric used in our LTIP.
▪The graph below compares the cumulative TSR of our common stock against the cumulative TSR of the S&P 500 Index and the
Dow Jones Industrials Index for the period from December 31, 2020, to December 31, 2025, assuming in each case a fixed investment of $100 at the respective closing price of December 31, 2020, including reinvestment of dividends.
Cumulative TSR

Carrier Global	S&P 500 Index	Dow Jones Industrials Index
2026 Proxy Statement
Proposal 2: NEO Compensation

Executive Compensation Program Overview
Carrier’s compensation programs are designed to reward strong financial performance that is aligned with long-term, sustainable shareowner value. The largest portion of compensation for the CEO and NEOs is at-risk compensation. As described in the table below, both our annual bonus and LTI awards are contingent on company performance relative to key financial metrics and LTI awards are subject to multiyear cliff-vesting requirements.
In accordance with the principle of aligning pay with performance, the Carrier Board, at the Committee’s recommendation, approved total target direct compensation (as defined below) for the CEO for 2025, of which 91% was at risk. In addition, in 2025,
80% (on average) of total target direct compensation for other NEOs was at risk. Under the Annual Bonus and LTI plans, compensation is considered to be at risk because it is performance based (payouts depend on achievement relative to preestablished performance goals) or may not have value in the case of a decrease in the company share price (even if vesting requirements are met) and is subject to restrictive covenants and clawback provisions.
The following table summarizes the principal components of the 2025 executive compensation program. These elements are intended to promote and reward financial performance through a variety of performance metrics and time horizons.
2025 Executive Compensation Program Principal Components

ELEMENT	FORM OF AWARD	PROGRAM COMPONENTS		2025 TOTAL TARGET DIRECT COMPENSATION MIX[1]
			PERIOD	CEO	OTHER NEOs
BASE SALARY
	Cash	Fixed compensation component payable in cash	One year

ANNUAL BONUS						At-Risk/Performance- Based Compensation
	Cash	Variable compensation component payable in cash based on performance against annually established goals and assessment of business segment and individual performance	One year

LONG-TERM INCENTIVES (LTI)	Stock Appreciation Rights (SARs) 50%	Drive long-term stock price appreciation; align the interests of executives with shareowners; promote executive talent retention	Three years
Performance Share Units (PSUs) 50%
Incentivize focus on long-term
shareowner value creation through
profitable growth and increase in
share price over time; promote
retention through long-term
performance achievement and
vesting requirements
Three years

9%
20%
18%
16%
62%
75%
1As used in this proxy, total target direct compensation for 2025 generally includes annual base salary, the target value of annual bonus compensation and the target value of annual LTI awards (using the company’s methodology for determining LTI awards described on page 37 rather than the accounting value reflected in the
Summary Compensation Table on page 46), but does not include the target value of other special, one-time grants (e.g., sign-on, or retention equity awards).
CEO 2025
Other NEOs 2025
Carrier Global Corporation

Section II: Executive Compensation Governance Practices
Roles and Responsibilities
Carrier uses a collaborative process to make compensation decisions for executives. The table below summarizes the roles and responsibilities of the key participants that are involved in this process:

KEY PARTICIPANTS	PRIMARY ROLES AND RESPONSIBILITIES RELATING TO EXECUTIVE COMPENSATION DECISIONS

Compensation Committee (Composed of four independent, non-employee directors who report to the Board)
▪Sets financial, strategic and operational goals and objectives for the company, the business segments and the CEO as they relate to the annual and long-term incentive plans
▪Assesses company, business segment and NEO performance relative to the preestablished goals and objectives set for the year
▪Recommends CEO pay adjustments to the Board based on its assessment of CEO performance and market data
▪Reviews the CEO’s recommendations for pay changes for the ELT members and executive officers and makes adjustments, as appropriate
▪Evaluates the competitiveness of the compensation packages for the CEO, NEOs and non-NEO
ELT members and executive officers
▪Approves all executive compensation program design changes, including incentive plans, severance, change in control, share ownership requirements, perquisites and supplemental benefit arrangements
▪Reviews risk assessments of Carrier’s compensation plans, policies and practices
▪Considers shareowner inputs regarding executive compensation decisions and policies
All decisions are subject to review by the other independent directors.

Independent Compensation Consultant[1] (Pearl Meyer)	▪Provides advice and guidance to the Committee concerning compensation levels and our compensation programs ▪Reports directly to the Committee

Management
▪Considers the performance of each NEO and non-NEO ELT member and executive officer, their business segment and/or function, market benchmarks, internal equity and retention risk when determining pay recommendations
▪Presents the Committee with recommendations for each principal element of compensation for ELT members and executive officers
▪Has no role in the Committee’s determination of CEO compensation
▪In consultation with the Committee’s independent compensation consultant, provides insight on program design and compensation market data to assist the Committee with its decisions

1During 2025, the Committee was assisted by Pearl Meyer, who reported directly to the Committee, attended all Compensation Committee meetings and communicated with the Committee Chair between meetings, as necessary. The Committee has reviewed Pearl Meyer’s qualifications, independence and any potential conflicts of interest. Pearl Meyer did not perform other services for or receive other fees from Carrier. The Committee therefore determined that Pearl Meyer qualified as an independent consultant. The Committee has the sole authority to modify or approve Pearl Meyer’s compensation, determine the nature and scope of its services, evaluate its performance, terminate the engagement and hire a replacement or additional consultant at any time.
Compensation Setting Cycle
The Board and Committee generally follow an annual compensation cycle with respect to each new fiscal year as described below.
The independent directors of the Board make all final compensation decisions for the CEO, based on the recommendation of the Committee. The Committee also reviews and approves compensation for NEOs, non-NEO ELT members and other executive officers. Additionally, the Committee approves incentive plan designs, including the selection of performance measures, weightings, and targets for annual bonus and LTI; the establishment of target compensation values; the granting of equity awards; and the determination of payouts of performance-based cash and equity awards from prior years.
2026 Proxy Statement
Proposal 2: NEO Compensation

APPROVE JANUARY – MARCH	REVIEW AND ENGAGE APRIL – SEPTEMBER	EVALUATE OCTOBER – DECEMBER

▪Review CEO prior year performance
▪Approve annual base pay, annual bonus
payouts (with respect to the prior year)
and LTI grants and performance results
for PSUs
▪Approve compensation program design
▪Set target compensation for CEO, ELT and
executive officers
▪Conduct competitive market compensation
review for NEOs and non-NEO
ELT members
	▪Evaluate Compensation Peer Group ▪Consider compensation program changes ▪Review trends and developments related to compensation design and governance	▪Determine compensation program design changes for upcoming year ▪Establish performance measures, targets and individual performance objectives

Peer Benchmarking and Compensation Peer Group
To maintain a competitive executive compensation program, the Committee believes the target value of each principal element of compensation (i.e., base salary, target annual bonus and target LTI award value) should approximate the market median of the companies that Carrier views as competitors for executive talent. The Committee annually evaluates each compensation element relative to the market for each ELT member’s role and adjusts as necessary. However, individual compensation may vary from market median benchmarks based on the Committee’s assessment of other factors that it determines to be relevant, including business segment/function and individual performance, job scope, retention risk, internal pay equity, versatility of skills and experience in role.
To establish the competitive market rate for each of the principal components of CEO and ELT compensation, the Committee selects a group of publicly traded companies referred to as the “Compensation Peer Group.” The Committee annually reviews the
Compensation Peer Group to maintain relevancy in terms of industry and size comparability and to ensure the availability of data, while seeking to avoid significant changes in the Compensation Peer Group to ensure a level of year-over-year comparison.
2025 Compensation Peer Group Data1

	CARRIER	PERCENTILE	RANKING	2025 Compensation Peer Group
Revenue ($M)	$21,747		8 of 16

3M Co.
Caterpillar Inc.
Cummins Inc.
Deere & Company
Eaton Corporation plc
Emerson Electric Co.
Honeywell International Inc.
Illinois Tool Works Inc.
Johnson Controls International plc
Otis Worldwide Corporation
Parker Hannifin Corporation
Stanley Black & Decker, Inc.
TE Connectivity Ltd.
Trane Technologies plc
Whirlpool Corporation

Market Capitalization ($M)	$44,502		13 of 16

1Revenues are stated in millions for the latest four quarters ended on or prior to December 31, 2025. Market capitalizations are stated in millions as of
December 31, 2025.
Carrier Global Corporation

Section III: 2025 CEO and NEO Compensation
The compensation program for the CEO and NEOs, and other executives, primarily consists of the following elements:
▪Base salary
▪Annual bonus: performance based, cash
▪Long-term incentives: performance based, consisting of SARs and PSUs
2025 Base Salary
To attract and retain talented and qualified executives, we provide competitive base salaries, which we target at the market median.
The Committee reviews the CEO’s recommendations for base salary adjustments for the ELT and other executive officers in light of market data for comparable roles. The Committee retains full discretion to approve or modify these recommendations, and the
CEO does not participate in the Board’s determination of his own compensation. Actual base salaries may vary from the market median based on factors, including scope of responsibilities, experience, breadth of skills, tenure, individual performance, retention considerations and internal pay equity.
In 2025, following a review of market data for comparable positions within our Compensation Peer Group and with input from its independent compensation consultant, the Committee recommended, and the Board approved, no increase to Mr. Gitlin’s base salary to maintain appropriate external alignment. The Committee also approved base salary adjustments for Messrs. Goris,
Pandya and Dryden based on market analysis of comparable roles within our Compensation Peer Group and broader market benchmarks.
The table below shows both the 2024 and 2025 annual base salary for each NEO. Base salary adjustments became effective on
April 1, 2025, unless otherwise noted.

NEO	ANNUAL BASE SALARY AS OF 12/31/2024 ($)	ANNUAL BASE SALARY AS OF 12/31/2025 ($)	PERCENT INCREASE
David L. Gitlin	1,500,000	1,500,000	—
Patrick Goris	850,000	900,000	5.9%
Michael L. Gierges[1]	—	700,000	—
Gaurang Pandya	700,000	750,000	7.1%
Edward Dryden	650,000	680,000	4.6%
1Mr. Gierges’ employment began March 28, 2025.
2025 Annual Bonus Plan
We provide our NEOs the opportunity to earn annual cash incentive compensation under our Annual Bonus Plan. The Committee believes its methodology for determining annual bonus awards accomplishes the following objectives:
▪Establishes challenging but achievable performance goals that are consistent with the Committee’s assessment of opportunities and risks for the upcoming year, as communicated to investors
▪Sets annual bonus targets for NEOs that are market competitive
▪Allows the Committee to assess and reward overall company, segment and individual performance
Annual Bonus Plan Targets
The Committee approves annual bonus targets based on relevant market data for each NEO’s role, including market median levels in the context of total target compensation and the scope of the NEO’s role. Annual bonus targets are expressed as a percentage of base salary and generally approximate the Compensation Peer Group median.
The 2025 annual bonus targets for each NEO are shown below.

NEO	2025 ANNUAL BONUS TARGET VALUE (AS % OF BASE SALARY)	2025 ANNUAL BONUS TARGET VALUE ($)
David L. Gitlin	175%	2,625,000
Patrick Goris	100%	900,000
Michael L. Gierges	90%	630,000
Gaurang Pandya	90%	675,000
Edward Dryden	90%	612,000
2026 Proxy Statement
Proposal 2: NEO Compensation

Annual Bonus Plan Performance Metrics and Relative Weighting
Our 2025 Annual Bonus Plan was designed to reward NEOs for delivering top- and bottom-line growth and improving free cash flow (“FCF”), the results of which are used to establish a Company Performance Factor as calculated in the 2025 Annual Bonus
Final Company Performance Factor Table (the “Company Performance Factor”), which establishes the overall annual bonus pool.

FINANCIAL METRIC[1]	DEFINITION	WEIGHT	WHY DID THE COMMITTEE SELECT THESE METRICS?

Sales	Sales (a GAAP measure) adjusted for the impact of foreign exchange, acquisitions and/or divestitures.	1/3
The Committee believes sales performance
aligns with the company’s focus on organic
growth which can be increased by improving
market share, introducing new products
and services, entering new markets and
pricing effectively.

Adjusted Operating Profit
Operating profit (a GAAP measure)
adjusted for the impact of foreign
exchange, acquisitions and/or
divestitures and related transaction
costs and other items, and excluding
restructuring costs, amortization of
acquired intangibles and other
significant items of a nonrecurring and/
or nonoperational nature.
		1/3	The Committee believes that adjusted operating profit is an appropriate operating earnings goal because it measures the effectiveness and efficiency of our operations.

Free Cash Flow (FCF)
Net cash flows provided by operating
activities (a GAAP measure) adjusted
for the impact of foreign exchange,
acquisitions and/or divestitures and
related transaction costs and other
items, less capital expenditures.
		1/3	The Committee believes that FCF performance is a relevant measure of the ability to generate cash to fund operations and key strategic and business investments.

1Performance goals and results are based on non-GAAP financial measures and additional adjustments as approved by the Committee. See Appendix A beginning on page 72 for more details.
For the 2025 Company Performance Factor, Messrs. Gitlin and Goris, as corporate NEOs, were measured on corporate financial metric goals. Messrs. Gierges, Pandya, and Dryden, as segment NEOs, were measured on an equally weighted combination of corporate financial metric goals (50%) and their respective segment financial metric goals (50%).

Corporate NEOs	Segment NEOs

In addition to the financial metrics, NEOs were assigned 2025 strategic and operational objectives in furtherance of Carrier’s priorities and goals. As a part of the individual performance factor portion of the 2025 Annual Bonus Plan (“Individual Performance
Factor”), each NEO’s progress against these goals can result in upward or downward adjustments to the NEO’s calculated annual bonus payout determined by the financial metrics.
Carrier Global Corporation

NEO Annual Bonus Payout Calculation

Base Salary $	x	Annual Bonus Target %	x	Company/Segment Performance Factor (1/3 Sales, 1/3 Adjusted Operating Profit, 1/3 FCF)	x	Individual Performance Factor %	=	Final Annual Bonus Payout $

The annual bonus award for each executive is calculated by first multiplying each executive’s annual base salary by his annual bonus target percentage, multiplied by the applicable Company Performance Factor approved by the Committee, which takes into account business segment performance results if applicable. An Individual Performance Factor is then applied, resulting in a participant’s final annual bonus payout. An individual participant’s annual bonus payout cannot exceed 200% of such participant’s annual bonus target value.
2025 Annual Bonus Plan Final Company Performance Factor
For 2025, the Compensation Committee established Annual Bonus Plan financial targets consistent with its commitment to rigorous goal setting and alignment with long-term shareowner value creation. In line with our pay-for-performance philosophy, targets for
Sales, Adjusted Operating Profit and FCF were set above prior-year actual results and were designed to be challenging yet achievable within the context of Carrier’s strategic priorities and performance culture. These metrics reinforced Carrier’s focus on disciplined execution across our three growth vectors: product, aftermarket and systems.
In 2025, Carrier remained focused on driving growth and strengthening market leadership and delivered meaningful progress across its three growth vectors, particularly in areas critical to its long-term growth profile. The company exceeded growth targets in commercial HVAC, achieved its stretch goal in data centers sales (doubling year over year from 2024), expanded in Japan and
India, delivered a historic year in its container business and achieved double-digit aftermarket growth1 for the fifth consecutive year.
At the same time, weak market conditions significantly impacted shorter-cycle residential and light commercial businesses across the Americas, Europe and China, as well as the global refrigerated truck and trailer business. While management took decisive actions to control what was within its control, overall financial performance fell short of plan, and the company did not achieve the target goals for the Sales, Adjusted Operating Profit, or Free Cash Flow financial metrics under the Annual Bonus Plan.
Consistent with its governance framework and pay-for-performance principles, the Committee rigorously assessed performance against the preestablished goals and approved a final Company Performance Factor of 39% of target. The resulting payout reflects the company’s 2025 financial performance relative to the Plan metrics and reinforces the Committee’s commitment to strong alignment between executive compensation and company performance.

FINANCIAL METRIC[2]	THRESHOLD 50% PAYOUT	TARGET 100% PAYOUT	MAXIMUM 200% PAYOUT	ACHIEVEMENT	WEIGHTING	COMPANY PERFORMANCE FACTOR

Sales				67.0%	1/3	22.3%

Adjusted Operating Profit				50.0%	1/3	16.7%

Free Cash Flow				0.0%	1/3	0.0%

	Final Company Performance Factor:					39.0%

1Excludes NORESCO.
2Performance goals and results are based on non-GAAP financial measures. See Appendix A beginning on page 72 for more details.
2026 Proxy Statement
Proposal 2: NEO Compensation

2025 Annual Bonus Plan Individual Performance Factor
NEOs, including our CEO, establish individual financial, strategic and operational objectives at the beginning of each year.
Following year-end, the CEO evaluates the performance of each NEO against these objectives and may recommend that the
Compensation Committee adjust the Individual Performance Factor upward or downward. The Compensation Committee reviews these recommendations and determines any adjustments it deems appropriate. Mr. Gitlin does not participate in discussions or determinations regarding his own annual bonus.
For 2025, given that company financial performance fell below established targets, the Compensation Committee determined that annual incentive payouts should reflect company performance without any increase from the Individual Performance Factor.
Accordingly, the Committee approved an Individual Performance Factor of 100% for Mr. Gitlin, and Mr. Gitlin recommended, and the Committee approved, Individual Performance Factors of 100% for the other NEOs. As a result, annual incentive payouts were directly aligned with the 39% Company Performance Factor and were not adjusted to mitigate the impact of below-target financial performance.
2025 CEO and NEO Annual Bonus Final Payouts
Based on the factors discussed above, the final 2025 annual bonus payouts for the CEO and NEOs are noted below.

	0	BASE SALARY	TARGET BONUS PERCENTAGE % OF BASE SALARY	2025 ANNUAL BONUS TARGET VALUE ($)	COMPANY/ SEGMENT PERFORMANCE FACTOR	INDIVIDUAL PERFORMANCE FACTOR	FINAL PAYOUT FACTOR	FINAL ANNUAL BONUS PAYOUT ($)
David L. Gitlin		1,500,000	175%	2,625,000	39.0%	100.0%	39.0%	1,023,750
Patrick Goris		900,000	100%	900,000	39.0%	100.0%	39.0%	351,000
Michael L. Gierges[1,2]		700,000	90%	630,000	55.0%	100.0%	55.0%	346,500
Gaurang Pandya[2]		750,000	90%	675,000	30.0%	100.0%	30.0%	202,500
Edward Dryden[2]		680,000	90%	612,000	68.0%	100.0%	68.0%	416,160
1Mr. Gierges was eligible for a full-year bonus payout.
2As segment NEOs, Messrs. Gierges, Pandya and Dryden were measured on an equally weighted combination of corporate financial metric goals (50%) and their respective segment financial metric goals (50%).
2025 Long-Term Incentives
Long-term incentives are intended to align the interests of NEOs with shareowners by linking a meaningful portion of executive compensation to shareowner value creation over a multiyear period. To ensure that the compensation of our NEOs is closely aligned with the long-term strategic objectives of the company and the interests of shareowners, the 2025 annual LTI awards for company executives were composed of only performance-based LTI instruments: SARs and PSUs. As such, the 2025 annual LTI awards did not include any time-based RSUs to NEOs.

	METRIC	WEIGHTING	RATIONALE	FEATURES
SARs	Not applicable	50%	Align NEO interests with those of our shareowners	▪Three-year cliff vesting ▪10-year life ▪Exercise price equal to the closing price of our common stock on the date of grant
PSUs	Adjusted Earnings Per Share (“EPS”) Compound Annual Growth Rate (“CAGR”)	25%	Motivate sustained multi- year earnings growth in support of shareowner value creation	▪Three-year cliff vesting ▪Subject to performance measured over a three-year period ▪Final earned awards contingent on achievement of three-year EPS CAGR targets
PSUs	Total Shareholder Return (“TSR”) relative to a subset of the S&P 500 Industrials Index (“Relative TSR”)	25%	Motivate and reward stock price outperformance	▪Three-year cliff vesting ▪Subject to performance measured over a three-year period ▪Final earned awards contingent on Carrier’s TSR relative to a subset of the S&P 500 Industrials Index
Carrier Global Corporation

Stock Appreciation Rights (“SARs”)
SARs are a key component of our LTI program. SARs directly align the long-term interests of our executives with those of shareowners by tying their value to sustained long-term company performance. The three-year vesting schedules and the extended terms of the SARs tied to continued employment serve to retain executive talent. SARs provide value to executives only if the price of our common stock increases after the SARs are granted. SARs are granted with an exercise price equal to the closing price of our common stock on the date of grant, generally vest 100% on the third anniversary of the date of grant and expire 10 years from the date of grant, unless terminated earlier following termination of employment.
The number of SARs granted is determined by dividing the targeted U.S. dollar value of SARs by the fair value of one SAR using a binomial lattice option pricing model.
Performance Share Units (“PSUs”)
The Committee believes PSUs are an integral component of our executive compensation program, and no less than 50% percent of an executive’s target LTI award value is delivered through PSUs. PSUs support the achievement of long-term financial and business goals and promote retention through long-term performance achievement and vesting requirements. The number of
PSUs granted is determined by dividing the target dollar grant value of PSUs by the 20-day average closing price of our common stock prior to the date of grant.
The PSUs paid at the end of the three-year performance period can range from 0% to 200% of the target number of shares, based upon the achievement of pre-established performance goals. For grants made in 2025 to all NEOs the two performance goals were
EPS CAGR and Relative TSR, each weighted 50%.
Relative TSR Metric
The Relative TSR metric compares Carrier’s share price performance with a relative performance benchmark group index that includes a subset of companies in the S&P 500 Industrials Index (“Performance Peer Group”). The Performance Peer Group
includes companies in the industries most closely linked to Carrier, including those in the following industries: Building Products,
Construction Machinery & Heavy Trucks, Electrical Components & Equipment, Industrial Conglomerates and Industrial Machinery.
We believe that tracking Carrier’s performance against the Performance Peer Group closely ties realized compensation of our
NEOs to Carrier’s performance by comparing to the performance of comparable companies in the market. The Performance Peer
Group for PSU awards granted in 2025 included the 31 companies listed below.

2025 PERFORMANCE PEER GROUP FOR RELATIVE TSR[1]
3M Co.	Eaton Corporation plc	Illinois Tool Works Inc.	Pentair plc.
A. O. Smith Corporation	Emerson Electric Co.	Ingersoll Rand Inc.	Rockwell Automation, Inc
Allegion plc	Fortive Corporation	Johnson Controls International plc	Snap-On Incorporated
Ametek, Inc.	Generac Holdings Inc.	Masco Corporation	Stanley Black & Decker, Inc.
Builders FirstSource	General Electric Co.	Nordson Corporation	Trane Technologies plc
Caterpillar Inc.	Honeywell International Inc.	Otis Worldwide Corporation	Wabtec Corporation
Cummins Inc.	Hubbell	PACCAR Inc.	Xylem Inc.
Dover Corporation	IDEX Corporation	Parker Hannifin Corporation
1For 2026, the Committee has approved a revised list of 30 companies to reflect changes to the S&P 500 Industrials sub-industry designations.
The payout formula, as summarized below, aligns closely to our Compensation Peer Group’s prevalent practices to ensure we can attract and retain talent. The number of shares earned will be interpolated for results between those percentiles. If performance shares are earned but our absolute TSR is negative, the number of shares earned for the portion tied to Relative TSR will be capped at target.

	THRESHOLD	TARGET	MAXIMUM
Carrier Global Corporation TSR Performance Relative to a Subset of the S&P 500 Industrials Index	25th Percentile	50th Percentile	75th Percentile
Percent of Target Shares Earned	25%	100%	200%
2026 Proxy Statement
Proposal 2: NEO Compensation

EPS CAGR Metric
For EPS CAGR, the Committee works closely with management to review and establish rigorous performance metrics that are consistent with the company’s long-term strategic objectives communicated to investors, and sets a three-year growth rate target that challenges executives to drive results that generate shareowner returns. At the end of the three-year performance period,
NEOs’ earned awards are determined based on the level of achievement against this target.
2025 CEO and NEO Annual Long-Term Incentive Awards
The Committee primarily considered the following factors in determining the grant date target value of annual LTI awards granted to each NEO in 2025:
▪Competitive market median levels in the context of total target compensation, which includes base salary, target annual bonus opportunity and target LTI
▪The scope of responsibility of the NEO relative to the other executives in the LTI program and relative importance of the NEO to the company’s long-term success
▪The LTI award recommendations of Mr. Gitlin for NEOs other than himself
The target values for the SAR and PSU awards differ from the corresponding values reported in the Summary Compensation Table and the Grants of Plan-Based Awards Table, on pages 46 and 48, respectively, due to different methodologies used in assigning the economic value of equity-based awards required for accounting and proxy statement reporting purposes. The Committee makes equity award decisions based on a formula it believes is appropriate to determine grant date expected value, including using a 20-day preceding grant date pricing average rather than a single day’s share price, while the accounting and proxy statement values are determined in accordance with GAAP requirements.

NEO	TARGET VALUE OF SARs ($)	TARGET VALUE OF PSUs ($)	TOTAL TARGET VALUE 2025 ANNUAL LTI ($)	TOTAL GRANT VALUE 2025 ANNUAL LTI ($)
David L. Gitlin	5,950,000	5,950,000	11,900,000	11,900,000
Patrick Goris	1,800,000	1,800,000	3,600,000	3,600,000
Michael L. Gierges	835,000	835,000	1,670,000	1,670,000
Gaurang Pandya	1,237,500	1,237,500	2,475,000	2,475,000
Edward Dryden	882,500	882,500	1,765,000	2,118,000
Actual awards in 2025 for Messrs. Gitlin, Goris, Gierges and Pandya were consistent with the target values above. Mr. Dryden received 120% of his target award, reflecting the scope and strategic importance of his appointment as President of the CST segment, market positioning considerations and the Committee’s focus on long-term retention and value creation. All of these awards were approved by the Compensation Committee and are reflected in the Summary Compensation Table and the Grants of
Plan-Based Awards Table.
2025 CEO and NEO Total Target Direct Compensation

NEO	ANNUAL SALARY AS OF 12/31/2025 ($)	ANNUAL BONUS TARGET BONUS PERCENTAGE (% OF BASE SALARY)	2025 ANNUAL LTI TARGET GRANT VALUE ($)	TOTAL TARGET DIRECT COMPENSATION ($)
David L. Gitlin	1,500,000	175%	11,900,000	16,025,000
Patrick Goris	900,000	100%	3,600,000	5,400,000
Michael L. Gierges	700,000	90%	1,670,000	3,000,000
Gaurang Pandya	750,000	90%	2,475,000	3,900,000
Edward Dryden	680,000	90%	1,765,000	3,057,000
Carrier Global Corporation

2023 PSUs Results
On February 1, 2023, the CEO and other NEOs employed on that date received an annual equity grant in the form of 50% SARs and 50% PSUs (“2023 PSUs”). The 2023 PSUs vested on February 1, 2026, based on Carrier’s performance over the three-year period that ended on December 31, 2025, weighted equally, of the two established performance metrics — EPS CAGR and TSR —
relative to a subset of companies in the S&P 500 Industrials Index shown below. The final achieved performance factor was 71.1%.

FINANCIAL METRIC	WEIGHTING	0% Payout	THRESHOLD 25% PAYOUT	TARGET 100% PAYOUT	MAXIMUM 200% PAYOUT	ACHIEVEMENT	PERFORMANCE FACTOR

EPS CAGR[1]	50%	<6% ($2.36 or less)				88.00%	44.0%

Relative TSR Percentile[2]	50%	<25th				54.10%	27.1%

			Final Performance Factor:				71.1%
1Result of $2.59 reflects Adjusted EPS from continuing operations for the fiscal year ended December 31, 2025 and excludes Adjusted EPS from discontinued
operations resulting from businesses divested by the company prior to 2025. The EPS target set in February 2023 was adjusted to reflect continuing operations post the divestiture of the Fire & Security businesses, as well as the divestiture of the Commercial Refrigeration business and the acquisition of Viessmann Climate
Solutions, all of which occurred over the three-year performance period and whose impact could not be determined at the time the goals were initially established.
The Committee’s adjustments, made in accordance with the terms of the awards, hold management accountable for the performance of continuing operations and acquired entities during the three-year performance period.
2Maximum payout for rTSR is capped at 100% if TSR is negative.

2023 PERFORMANCE PEER GROUP FOR RELATIVE TSR
3M Co.	Emerson Electric Co.	Johnson Controls International plc	Snap-On Incorporated
A. O. Smith Corporation	Fortive Corporation	Masco Corporation	Stanley Black & Decker, Inc.
Allegion plc	Generac Holdings	Nordson Corporation	Trane Technologies plc
Ametek, Inc.	General Electric Co.	Otis Worldwide	Wabtec Corporation
Caterpillar Inc.	Honeywell International Inc.	PACCAR Inc.	Xylem Inc.
Cummins Inc.	IDEX Corporation	Parker-Hannifin Corporation
Dover Corporation	Illinois Tool Works Inc.	Pentair plc.
Eaton Corporation plc	Ingersoll-Rand Inc.	Rockwell Automation, Inc.
2026 Proxy Statement
Proposal 2: NEO Compensation

Section IV: Other Compensation Elements
Benefits
Carrier NEOs are eligible for company-provided benefit plans, including a qualified 401(k) savings plan, health and welfare benefits, deferred compensation and other nonqualified supplemental retirement plans. NEOs generally participate in these plans on the same basis as other eligible U.S. salaried employees. Our Deferred Compensation Plan offers deferral opportunities for base salary and annual bonus compensation. Our nonqualified supplemental retirement plans use the same formula as our qualified savings plan to provide benefits that may not be paid under our qualified savings plan due to annual limitations imposed under the Internal Revenue Code (“IRC”).
Carrier also continues to pay benefits under a nonqualified defined benefit plan (the Pension Preservation Plan or “PPP”) to eligible employees hired prior to January 1, 2010. Benefits are calculated using a final average earnings (“FAE”) or cash balance formula based on dates of hire. All future benefit accruals were frozen effective December 31, 2019. Mr. Gitlin is the only NEO eligible for benefits under the PPP. More information about their benefits can be found in the Pension Benefits and Nonqualified Deferred
Compensation Table on pages 51 and 52, respectively.
Perquisites
Our NEOs receive a limited perquisite package that includes annual physicals and financial planning. The CEO is allowed personal use of the corporate aircraft for up to 50 hours per year. Personal use of the corporate aircraft is generally prohibited for other
NEOs, except in rare situations and with preapproval by the CEO. NEOs are eligible to participate in the same company-funded long-term disability program as other employees, with a basic annual benefit upon disability that is equal to 60% of base salary and certain buy-up options. Mr. Gitlin also is eligible for a grandfathered disability benefit inherited from UTC upon the Separation in
2020 equal to 80% of base salary plus target bonus compensation.
Mr. Gitlin has company-funded life insurance coverage up to 3x his base salary at age 62 (projected or actual) (the “CEO Life
Insurance Policy”), which was a UTC-grandfathered benefit.
Employment Agreements, Severance and Change-in-Control Agreements
Carrier has not entered into employment agreements with any of the NEOs. We may provide at-will offer letters to newly hired executive officers. We also do not have any agreements that would provide automatic single-trigger accelerated vesting of equity compensation or excise tax gross-up payments to any NEOs in the event of a change in control of the company.
Offer Letter Description for Michael L. Gierges
In connection with the commencement of his employment on March 28, 2025, Carrier entered into an offer letter with Michael L.
Gierges, President, Climate Solutions Asia Pacific, Middle East & Africa (“CSAME”). Pursuant to the offer letter, his initial annual compensation package included a base salary of $700,000, a target annual bonus opportunity equal to 90% of base salary and a target annual equity award opportunity for 2025 with a grant-date value of $1.67 million. The offer letter also provided for standard relocation benefits associated with his move to Carrier’s headquarters in Palm Beach Gardens, Florida, as well as benefits related to his assignment to the United Arab Emirates in accordance with Carrier’s International Assignment Policy.
In approving sign-on compensation, the Compensation Committee considered the compensation opportunities forfeited in connection with his departure from his prior employer, the requirement that he relocate and undertake an international assignment, and the strategic importance of the CSAME segment to Carrier’s growth strategy. Accordingly, the Committee approved sign-on compensation consisting of (i) an equity award with a grant date value (using the methodology described above) of $2.0 million, comprised of 50% RSUs and 50% SARs, each vesting in equal annual installments over three years from the grant date, subject to continued employment, and (ii) a one-time cash payment of $1.61 million, paid in April 2025 and subject to full repayment if he voluntarily resigns within two years of the payment date.
Additional information regarding his relocation and International Assignment benefits is included in the Summary Compensation
Table on page 46.
Post-Employment Restrictive Covenants
To discourage executives (which includes each of the NEOs) from engaging in activities after termination or retirement that are detrimental to Carrier, such as disclosing proprietary information, soliciting Carrier employees or engaging in competitive activities, the LTI Plan includes clawback provisions that would allow Carrier to claw back LTI awards issued during the three-year period preceding termination or retirement. In addition to these clawback provisions, beginning with LTI awards granted in 2022, as a condition to award acceptance (and regardless of whether the award recipient receives any benefits in connection with the award), the Committee requires all LTI award recipients to agree to the following post-employment covenants for the protection of the company: (i) confidentiality; (ii) noncompetition; (iii) employee and customer nonsolicitation; and (iv) nondisparagement.
Carrier Global Corporation

Clawback Provisions
Carrier’s LTI and Annual Bonus plans both provide for the clawback, recoupment and/or recovery of awards under certain circumstances. Under the Annual Bonus Plan, Carrier can claw back bonuses if a performance goal is recalculated as a result of the executive’s negligence or misconduct, and the corrected performance goal would have (or likely would have) resulted in a reduced bonus.
Under the LTI Plan, Carrier has the authority to cancel awards, including vested awards, and to recoup any gains realized by participants from previous LTI awards if a participant is terminated for cause, including as a result of willful misconduct or negligence that is injurious to the company. Carrier also may claw back LTI awards if the participant violates post-employment noncompetition, nonsolicitation or nondisparagement covenants, or if it is discovered within three years that the participant could have been terminated for cause.
Pursuant to the standalone Clawback Policy adopted by the Board in 2023, the Board also is required to pursue clawbacks for excess compensation paid to Section 16 officers due to financial restatements resulting from material noncompliance with reporting requirements. The policy applies to the Annual Bonus Plan and PSU Awards granted under the LTI Plan and includes a three-year lookback on the award value exceeding amounts that would have been paid under restated financials.
Senior Executive Severance Plan
Carrier maintains a Senior Executive Severance Plan (the “Severance Plan”) to provide certainty in the event a member of the ELT is involuntarily separated, including the NEOs.
The Severance Plan provides for the payment of severance and other benefits upon an involuntary termination of employment other than for Cause, Disability (as such terms are defined in the Severance Plan) or death, which are not considered a qualifying termination under the company’s Change in Control Severance Plan (as described below). Subject to the execution of a release and covenant agreement, which will contain a release of claims, perpetual covenants of confidentiality and nondisparagement and covenants of noncompetition and nonsolicitation that will extend for a period of two years after termination, the Severance Plan provides for the following payments and benefits upon a qualifying termination:
▪A lump-sum payment equal to 1.5x (2x for the CEO) the executive’s annual base salary
▪In the event an executive’s termination of employment occurs during the last fiscal quarter of the annual bonus performance period, a prorated bonus for the year of termination, calculated based on target performance for any individual performance goals and actual performance for the full year with respect to all other performance goals
▪Continued healthcare benefits for the executive (and eligible dependents) for up to 12 months at no premium cost to the executive
▪Outplacement services for up to 12 months
The value of the lump-sum payment referenced above will be offset by the value of any RSU award originally granted to the executive in connection with the executive’s appointment as a member of the legacy UTC Executive Leadership Group that vests upon the executive’s termination, as well as by any other severance benefits that the executive is entitled to receive upon termination of employment.
Change in Control Severance Plan
Carrier also offers a Change in Control Severance Plan under which any NEO who is terminated without cause or resigns for good reason on, or within the two years of, a change in control (as defined in the plan) would be entitled to receive certain benefits
(subject to the NEO’s execution of a release of claims in favor of Carrier and agreement to a one-year post-termination noncompetition covenant and a two-year post-termination nonsolicitation covenant). These benefits include:
▪A lump-sum cash severance payment equal to 3x (for the CEO) or 2x (for the other NEOs) the sum of (a) the officer’s annual base salary and (b) the officer’s target annual bonus
▪A prorated target annual bonus for the year of termination (reduced by any annual bonus payment to which the NEO is entitled for the same period of service)
▪Up to 12 months of healthcare benefit coverage continuation at no premium cost to the NEO
▪Outplacement services for 12 months
▪Continued financial planning services for 12 months
The Change in Control Severance Plan provides that in the event that the payments and benefits to an NEO in connection with a change in control of Carrier, whether pursuant to the Severance Plan or otherwise, would be subject to the golden parachute excise tax imposed under Sections 280G and 4999 of the IRC, then the NEO will either receive all such payments and benefits and pay the excise tax, or such payments and benefits will be reduced to the extent necessary so that the excise tax does not apply, whichever approach results in a higher after-tax amount of the payments and benefits being retained by the NEO.
2026 Proxy Statement
Proposal 2: NEO Compensation

Section V: Other Compensation Policies and Practices
NEO Share Ownership Requirements
To further encourage the alignment of management and shareowner interests, the Board has adopted the following share ownership requirements for the CEO and NEOs.

Multiple of Base Salary

6x	4x

Chairman & CEO	Executive Vice President, Chief Financial & Strategy Officer (“CFO”); Segment Presidents

Under these requirements, each of our NEOs and ELT members are required, within five years of attaining their position, to own shares of Carrier common stock, including RSUs but excluding stock options, SARs and unvested PSUs, equal in value to the applicable multiple of their then base salary. NEOs and ELT members who do not meet the foregoing share ownership requirements within the applicable five-year period will not be permitted to sell shares of Carrier common stock until satisfying these requirements. Each of the NEOs and ELT members currently comply with their respective ownership requirements or are on track to meet them within the five-year period.
No Short Sales, Pledging or Hedging of Carrier Securities and No Option Repricing
Carrier does not allow its directors, officers or employees to enter into short sales of Carrier common stock. Similarly, directors, officers and employees may not pledge or assign an interest in Carrier common stock or other equity interests as collateral for a loan. Additionally, transactions in put options, call options or other derivative securities that have the effect of hedging the value of
Carrier securities are prohibited, whether or not those securities were granted to or held directly or indirectly, by the director, officer or employee. Carrier’s LTI Plan prohibits repricing of underwater stock options and SARs without shareowner approval.
Equity Grant Timing Policies
Generally, equity grants to executives have been approved at regularly scheduled Committee or Board meetings, except for special situations such as new hire grants. Since we became a public company in 2020, our annual grants to executives (including in 2025)
have been approved at the first regularly scheduled meeting of the Committee and Board, respectively, during the applicable year, which are scheduled long in advance. We do not time material nonpublic information (“MNPI”) disclosure for purposes of affecting the value of executive compensation. The Board and Committee do not take MNPI into account when determining the timing and terms of awards.
The following table presents information regarding SARs issued to our NEOs in fiscal year 2025 during any period beginning four business days before the filing of a periodic report or current report disclosing material nonpublic information and ending one business day after the filing or furnishing of such report with the SEC. Mr. Gierges is not included in the table as he did not receive a 2025 annual award in February.

NAME	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($)	Grant Date Fair Value of the Award ($)
Percentage Change in the Closing Market Price of the Securities
Underlying the Award Between the Trading Day Ending Immediately
Prior to the Disclosure of Material Nonpublic Information and the
Trading Day Beginning Immediately Following the Disclosure of the
Material Nonpublic Information (%)

D. Gitlin	06-Feb-2025	321,970	65.21	5,747,165	(3.97)%
P. Goris	06-Feb-2025	97,405	65.21	1,738,679	(3.97)%
G. Pandya	06-Feb-2025	66,965	65.21	1,195,325	(3.97)%
E. Dryden	06-Feb-2025	57,310	65.21	1,022,984	(3.97)%
Carrier Global Corporation

Tax Deductibility of Incentive Compensation
IRC section 162(m) limits Carrier’s deduction to $1 million for annual compensation paid to covered employees, as defined in IRC section 162(m). The Committee believes that the company’s interests are best served by maintaining flexibility in the way compensation is provided, even if it might result in the nondeductibility of certain compensation under the IRC.
Risk Assessment
In 2025, the Committee and management, with the assistance of Pearl Meyer, conducted a review of Carrier’s compensation strategies, plans, programs, policies and practices, including executive compensation, major broad-based compensation programs and sales compensation. The goal of this review was to assess whether any of Carrier’s compensation strategies, plans, programs, policies or practices, either individually or in the aggregate, would encourage executives or employees to undertake unnecessary or excessive risks that were reasonably likely to have a material adverse impact on Carrier. The review included compensation strategy and philosophy, annual and LTI design, sales compensation, severance benefits (both absent a change in control of
Carrier and following a change in control of Carrier), corporate governance, compensation policies and practices, such as clawback provisions, executive share ownership requirements and prohibition on short sales, pledging and hedging of Carrier securities.
Based on the review, management and the Committee concluded that Carrier’s compensation strategies, plans, programs, policies and practices did not pose material risk due to a variety of mitigating factors.
2026 Proxy Statement
Proposal 2: NEO Compensation

Report of the Compensation Committee
The Compensation Committee establishes and oversees the design and function of Carrier’s executive compensation program. We have reviewed and discussed the foregoing CD&A with the management of the company and have recommended to the Board that the CD&A be included in Carrier’s Proxy Statement for the 2026 Annual Meeting.
Compensation Committee
Michael A. Todman, Chair
Jean-Pierre Garnier
John J. Greisch
Susan N. Story
Carrier Global Corporation

Compensation Tables
Summary Compensation Table

NAME AND POSITION	YEAR	SALARY ($)	BONUS ($)[1]	STOCK AWARDS ($)[2]	OPTION AWARDS ($)[3]	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)[4]	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)[5]	ALL OTHER COMPENSATION ($)[6]	TOTAL ($)
David L. Gitlin Chairman & Chief Executive Officer	2025	1,500,000	—	5,634,548	5,747,165	1,023,750	237,661	819,789	14,962,913
	2024	1,475,000	—	31,188,838	29,602,373	2,362,500	179,400	926,134	65,734,245
	2023	1,387,500	—	6,127,211	5,894,030	3,503,500	36,319	746,640	17,695,200
Patrick Goris EVP, Chief Financial & Strategy Officer	2025	887,500	—	1,704,746	1,738,679	351,000	—	206,362	4,888,287
	2024	837,500	—	4,229,042	3,637,525	879,750	—	235,859	9,819,676
	2023	790,000	—	2,747,681	2,643,095	1,144,000	—	183,765	7,508,541
Michael L. Gierges President, CSAME	2025	530,303	1,610,000	1,788,273	1,804,119	346,500	—	980,626	7,059,821
Gaurang Pandya President, CSA	2025	737,500	—	1,171,973	1,195,325	202,500	—	128,107	3,435,405
	2024	700,000	—	1,113,197	1,090,253	652,050	—	125,783	3,681,283
Edward Dryden President, CST	2025	672,500	—	1,002,905	1,022,984	416,160	—	111,846	3,226,395
1Bonus. For Mr. Gierges, the amount shown reflects the one-time cash sign-on payment described in the Compensation Discussion and Analysis above, paid in April
2025 and subject to repayment if he voluntarily resigns within two years of the payment date.
2Stock Awards. Grant date fair value of the PSUs and RSUs granted during the applicable year, calculated in accordance with FASB ASC Topic 718, but excluding the effect of estimated forfeitures. The grant date fair values shown for PSU awards granted in 2025 to our NEOs assume target-level performance. If the PSU awards are valued at two times the target number of shares (the maximum potential payout), then for fiscal 2025 the stock award amount would increase by $5,634,548,
$1,704,746, $1,788,273, $1,171,973 and $1,002,905 for Messrs. Gitlin, Goris, Gierges, Pandya and Dryden, respectively. For additional information on awards made in fiscal year 2025, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards Table. The assumptions made in calculating the fair value of the
PSUs granted in 2025 are set forth in Note 14: Stock-Based Compensation to the Consolidated Financial Statements set forth in Carrier's 2025 Annual Report on
Form 10-K.
3Option Awards. Grant date fair value of SARs granted during the applicable year, calculated in accordance with FASB ASC Topic 718, but excluding the effect of estimated forfeitures. The assumptions made in the valuation of the SARs granted in 2025 are set forth in Note 14: Stock-Based Compensation to the Consolidated
Financial Statements set forth in Carrier’s 2025 Annual Report on Form 10-K.
4Non-Equity Incentive Plan Compensation. Amounts earned under the 2025 Annual Bonus Plan, based on the achievement of corporate, segment and individual performance objectives. See “Compensation Discussion and Analysis — Section III: 2025 CEO and NEO Compensation — 2025 Annual Bonus” for additional detail regarding the Annual Bonus Plan.
5Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts in this column reflect the change, if any, in the year-over-year actuarial present value of each NEO’s accrued benefit under Carrier’s Pension Preservation Plan ("PPP"). Actuarial value computations are based on the assumptions disclosed in the Pension Benefits Table. For Mr. Gitlin the increase in the Carrier PPP benefit is primarily attributable to the impacts of aging coupled with the decrease in the discount rate used to value Carrier's PPP benefit from 5.25% in 2024 to 5.00% in 2025. Carrier’s Deferred Compensation Plan ("DCP") does not provide above-market rates of return, so no amounts are reported here.
6All Other Compensation. The 2025 amounts in this column consist of the following items:

NAME	PERSONAL USE OF CORPORATE AIRCRAFT ($)[a]	INSURANCE PREMIUMS ($)[b]	COMPANY CONTRIBUTIONS TO 401(K) PLANS ($)[c]	COMPANY CONTRIBUTIONS TO NONQUALIFIED RETIREMENT PLANS ($)[d]	RELOCATION AND TAX BENEFITS ($)[e]	INTERNATIONAL ASSIGNMENT BENEFITS ($)[f]	FINANCIAL PLANNING OR TAX PREPARATION ($)[g]	HEALTH BENEFITS ($)[h]	MISCELLANEOUS ($)[i]	TOTAL ($)
D. Gitlin	196,434	115,692	26,750	421,300	—	—	19,210	36,997	3,406	819,789
P. Goris	—	—	24,350	137,999	—	—	18,220	24,427	1,366	206,362
M. Gierges	—	—	12,886	8,114	698,709	217,474	330	41,427	1,686	980,626
G. Pandya	—	—	30,100	51,977	—	—	16,585	28,169	1,276	128,107
E. Dryden	—	—	17,500	67,028	—	—	—	23,981	3,337	111,846
aIncremental variable operating costs incurred for personal air travel, which includes fuel (calculated on the basis of aircraft-specific average consumption rates and fleet average fuel costs), fleet average landing and handling fees for both domestic and international trips, crew lodging and meal allowances, catering and hourly maintenance contract charges, when applicable. Because fleet-wide aircraft utilization is primarily for business purposes (approximately 94% in 2025), capital and other fixed expenditures are not treated as an incremental cost. When an NEO experienced personal travel during a trip that was classified as primarily business in nature, the incremental mileage and operating costs incurred as a result of the personal travel were allocated to the NEO. The Carrier Board of Directors authorized Mr. Gitlin to use up to 50 hours of personal time per year on the corporate aircraft of which 34.3 were utilized in 2025. No tax reimbursements are provided to NEOs for taxable income resulting from personal use of the aircraft.
2026 Proxy Statement
Proposal 2: NEO Compensation

bPremiums paid on behalf of Mr. Gitlin under the grandfathered CEO Life Insurance Policy. Under this plan, Carrier pays the premiums on a cash value life insurance contract owned by the CEO. Life insurance benefits equal up to 3x the CEO’s actual or projected base salary at age 62 to maintain coverage following retirement.
cDollar value of company matching and age-based company automatic contributions made into the Carrier Retirement Savings Plan.
dDollar value of company contributions to the Carrier Savings Restoration Plan (“SRP”) and the Carrier Automatic Contribution Excess Plan (“CACEP”). Under the
SRP, participants are credited with a benefit equal to the company matching contribution that the NEO did not receive under the Carrier Retirement Savings Plan due to IRC limits. The CACEP provides an additional age-based company automatic contribution for compensation earned over IRC limits.
eRepresents costs related to Mr. Gierges' relocation assistance to Palm Beach Gardens, Florida. The relocation assistance includes homeowner closing costs, movement of household goods, temporary living accommodations, and other standard move costs and incentives commensurate with the standard Carrier relocation policy for his level. Of this amount, $231,411 reflects reimbursement for taxes on imputed income associated with the relocation-related benefits provided to Mr. Gierges.
fRepresents costs related to Mr. Gierges’ International Assignment to Dubai, United Arab Emirates. Cost shown above includes allowances, travel expenses, temporary living accommodations, and other standard assignment costs and incentives commensurate with the Carrier Long-Term Assignment Policy for his level and assignment location.
gCosts associated with a financial planning or tax preparation benefit available to NEOs provided by a third party.
hCosts incurred by the company associated with broad-based company-covered healthcare benefits and, for Mr. Gierges, the cost of an annual executive physical covered by the company. In addition, certain NEOs are eligible for grandfathered long-term disability benefits described on page 41. However, because no cost is incurred unless the NEO actually becomes disabled, no amount is reflected in this column.
iRepresents costs to the company related to mementos, meals and activities provided to the NEO and/or the NEO’s spouse.
Carrier Global Corporation

Grants of Plan-Based Awards Table

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS[2]			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS[3]			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)[4]	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)[5]	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)[6]
GRANT DATE[1]		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
D. Gitlin
—		438,375	2,625,000	5,250,000	—	—	—	—	—	—	—
06-Feb-2025		—	—	—	11,019	88,150	176,300	—	—	—	5,634,548
06-Feb-2025		—	—	—	—	—	—	—	321,970	65.21	5,747,165
P. Goris
—		150,300	900,000	1,800,000	—	—	—	—	—	—	—
06-Feb-2025		—	—	—	3,334	26,670	53,340	—	—	—	1,704,746
06-Feb-2025		—	—	—	—	—	—	—	97,405	65.21	1,738,679
M. Gierges
—		105,210	630,000	1,260,000	—	—	—	—	—	—	—
01-Apr-2025		—	—	—	1,582	12,655	25,310	—	—	—	788,153
01-Apr-2025		—	—	—	—	—	—	—	46,210	63.54	804,054
01-Apr-2025	[7]	—	—	—	—	—	—	15,740	—	—	1,000,120
01-Apr-2025	[8]	—	—	—	—	—	—	—	57,475	63.54	1,000,065
G. Pandya
—		112,725	675,000	1,350,000	—	—	—	—	—	—	—
06-Feb-2025		—	—	—	2,292	18,335	36,670	—	—	—	1,171,973
06-Feb-2025		—	—	—	—	—	—	—	66,965	65.21	1,195,325
E. Dryden
—		102,204	612,000	1,224,000	—	—	—	—	—	—	—
06-Feb-2025		—	—	—	1,962	15,690	31,380	—	—	—	1,002,905
06-Feb-2025		—	—	—	—	—	—	—	57,310	65.21	1,022,984
1The Committee approved the 2025 annual LTI awards, except for Mr. Gitlin, at its regularly scheduled meeting on February 3, 2025, effective on the date of the Board
Meeting on February 6, 2025. Following recommendation by the Committee, the Board approved the 2025 annual LTI award for Mr. Gitlin at its regularly scheduled meeting on February 6, 2025, effective immediately. Mr. Gierges’ awards were granted in connection with his hiring and were approved by the Committee on
November 17, 2024 to be effective on April 1, 2025 (subject to his commencement of employment).
2Represents the 2025 annual bonus established for each NEO under the Annual Bonus Plan, which is an incentive program designed to reward achievement of annual performance goals. Threshold amounts are determined based on the assumption that only one of the performance goals is achieved at threshold. The performance measures and methodology for calculating payouts are described in “Compensation Discussion and Analysis — Section III: 2025 CEO and NEO
Compensation – 2025 Annual Bonus.”
3Number of PSUs granted under the LTI Plan, which vest based on performance relative to three-year EPS growth (weighted at 50%) and a three-year Relative TSR goal (weighted at 50%). The number of shares that were possible to earn at the time of grant ranged from 0% to a maximum of 200% of the target number of PSUs.
If the company’s three-year TSR is negative, the payout for the TSR portion of the award is capped at 100% regardless of the company’s Relative TSR performance versus the companies within a subset of the S&P 500 Industrials Index. Each PSU corresponds to one share of Carrier common stock. Unvested PSUs do not accrue dividend equivalents. Earned PSUs vest three years from the grant date, subject to the NEO’s continued service with the company, except in certain limited circumstances described in the footnotes to the Potential Payments on Termination or Change in Control Table. Vested PSUs are settled in unrestricted shares of
Carrier common stock after the end of the performance period following the Committee’s review and approval of performance achievement levels. Threshold amounts are determined based on the assumption that only one of the PSU performance goals vests at threshold. See “Compensation Discussion and Analysis —
Section III: 2025 CEO and NEO Compensation — 2025 Long-Term Incentives” for more information.
4Except as otherwise noted, SARs vest and become exercisable three years from the grant date, subject to the NEO’s continued service with the company, except in certain limited circumstances described in the footnotes to the Potential Payments on Termination or Change in Control Table.
5The SAR exercise price equals the closing price of Carrier common stock on the grant date.
6Grant date fair value of awards granted in 2025, with vesting assumed at 100% of target for performance-based awards. Values are calculated in accordance with
FASB ASC Topic 718, excluding the effect of estimated forfeitures.
7In connection with his hire, Mr. Gierges received an RSU award on April 1, 2025. This award vests one third per year for three years from the grant date, subject to continued service with the company, except in limited circumstances described in the footnotes to the Potential Payments on Termination or Change in Control Table.
RSUs earn dividend equivalents during the vesting period that are reinvested as additional RSUs each time Carrier pays a dividend to shareowners. The reinvested
RSUs vest on the same date as the underlying RSUs.
8In connection with his hire, Mr. Gierges received a SAR award on April 1, 2025. This award vests one third per year for three years from the grant date, subject to continued service with the company, except in limited circumstances described in the footnotes to the Potential Payments on Termination or Change in Control table.
2026 Proxy Statement
Proposal 2: NEO Compensation

Outstanding Equity Awards at Fiscal Year-End Table
This table reflects awards that relate to Carrier shares. Upon the Separation that occurred on April 3, 2020, vested UTC SARs were converted into vested SARs of Carrier, RTX and Otis that remain exercisable until the expiration of their term, regardless of continued employment with Carrier. Only such vested Carrier SARs are included in this table.

	OPTION AWARDS					STOCK AWARDS
NAME / GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE		OPTION EXERCISE PRICE ($)[1]	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)[2]		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)[3]	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)[4]		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)[5]
D. Gitlin
06-Feb-2025	—	321,970	[6]	65.21	05-Feb-2035	—		—	88,150		4,657,846
30-Jan-2024	—	307,800	[7]	56.33	29-Jan-2034	—		—	119,380		6,308,039
30-Jan-2024	—	1,725,330	[8]	56.33	29-Jan-2034	—		—	446,110	[9]	23,572,452
01-Feb-2023	—	506,360	[10]	46.14	31-Jan-2033	—		—	90,872		4,801,676
02-Feb-2022	421,475	—		47.51	01-Feb-2032	—		—	—		—
04-Feb-2021	440,315	—		38.33	03-Feb-2031	—		—	—		—
14-May-2020	331,000	—		16.55	13-May-2030	—		—	—		—
14-May-2020	330,400	—		16.55	13-May-2030	—		—	—		—
04-Feb-2020	544,370	—		25.58	03-Feb-2030	—		—	—		—
05-Feb-2019	607,182	—		20.19	04-Feb-2029	—		—	—		—
12-Nov-2013	—	—		—	—	104,042	[11]	5,497,579	—		—
P. Goris
06-Feb-2025	—	97,405	[6]	65.21	05-Feb-2035	—		—	26,670		1,409,243
30-Jan-2024	—	77,295	[7]	56.33	29-Jan-2034	—		—	29,980		1,584,143
30-Jan-2024	—	172,535	[8]	56.33	29-Jan-2034	—		—	44,615	[9]	2,357,457
01-Feb-2023	—	227,070	[10]	46.14	31-Jan-2033	—		—	40,750		2,153,230
02-Feb-2022	136,650	—		47.51	01-Feb-2032	—		—	—		—
04-Feb-2021	139,925	—		38.33	03-Feb-2031	—		—	—		—
01-Dec-2020	182,900	—		37.60	30-Nov-2030	—		—	—		—
M. Gierges
01-Apr-2025	—	46,210	[12]	63.54	31-Mar-2035	—		—	12,655		668,690
01-Apr-2025	—	57,475	[13]	63.54	31-Mar-2035	15,911	[13]	840,737	—		—
G. Pandya
06-Feb-2025	—	66,965	[6]	65.21	05-Feb-2035	—		—	18,335		968,821
30-Jan-2024	—	74,880	[7]	56.33	29-Jan-2034	—		—	19,365		1,023,247
01-Nov-2023	—	—		—	—	62,015	[14]	3,276,873	—		—
01-May-2023	—	—		—	—	50,430	[14]	2,664,721	—		—
01-Feb-2023	—	31,790	[10]	46.14	31-Jan-2033	—		—	5,705		301,452
02-Feb-2022	23,695	—		47.51	01-Feb-2032	—		—	—		—
04-Feb-2021	23,425	—		38.33	03-Feb-2031	—		—	—		—
04-Feb-2020	24,053	—		25.58	03-Feb-2030	—		—	—		—
E. Dryden
06-Feb-2025	—	57,310	[6]	65.21	05-Feb-2035	—		—	15,690		829,060
01-Jul-2024	—	—		—	—	16,435	[15]	868,425	—		—
01-Jul-2024	26,206	52,414	[16]	61.90	30-Jun-2034	13,696	[16]	723,697	—		—
1The exercise price of each SAR is equal to the closing price on the NYSE of Carrier common stock on the grant date. For SARs granted prior to April 3, 2020, exercise prices shown were adjusted upon the Separation by using the conversion methodology detailed in the Employee Matters Agreement, dated as of
April 2, 2020, among the company, UTC and Otis Worldwide Corporation (“Otis”), which was filed as Exhibit 10.3 to the company’s current report on Form 8-K filed with the SEC on April 3, 2020 (the “Employee Matters Agreement”).
2Reflects RSUs, including dividend equivalents reinvested as additional RSUs each time Carrier pays a dividend to shareowners during the vesting period for eligible awards. The reinvested RSUs vest on the same date as the underlying RSUs. For RSUs granted prior to April 3, 2020, the number of RSUs was adjusted upon the
Separation by using the conversion methodology detailed in the Employee Matters Agreement.
3Calculated by multiplying the number of unvested RSUs by $52.84, the NYSE closing price of Carrier common stock on the last trading day of 2025.
4PSUs that are subject to vesting contingent on company performance relative to preestablished performance goals measured over a three-year period and the
NEO’s continued service, except in certain limited circumstances as detailed in footnotes to the Potential Payments on Termination or Change in Control Table. The
three-year performance period for awards granted on February 6, 2025, or April 1, 2025, scheduled to vest on February 6, 2028 or April 1, 2028, is January 1, 2025,
through December 31, 2027, and the number of shares shown assumes target-level performance. The three-year performance period for awards granted on January
Carrier Global Corporation

30, 2024, scheduled to vest on January 30, 2027 (except for awards detailed in footnote 9), is January 1, 2024, through December 31, 2026, and the number of shares shown assumes target-level performance. The three-year performance period for awards granted on February 1, 2023, was January 1, 2023, through
December 31, 2025. The number of shares shown reflects vesting at 71.1% based on actual performance at the end of the performance period. The service condition for this award was satisfied on February 1, 2026.
5Calculated by multiplying the number of unvested PSUs by $52.84, the NYSE closing price of Carrier common stock on the last trading day of 2025.
6SARs scheduled to vest on February 6, 2028, subject to the NEO’s continued service, except in certain limited circumstances as described in the footnotes to the
Potential Payments on Termination or Change in Control Table.
7SARs scheduled to vest on January 30, 2027, subject to the NEO’s continued service, except in certain limited circumstances as described in the footnotes to the
Potential Payments on Termination or Change in Control Table.
8SARs scheduled to vest on January 30, 2029, subject to the NEO’s continued service, except in certain limited circumstances as described in the footnotes to the
Potential Payments on Termination or Change in Control Table.
9PSUs that are subject to vesting contingent on company performance relative to preestablished performance goals measured over a three-year period and the
NEO’s continued service, except in certain limited circumstances as detailed in footnotes to the Potential Payments on Termination or Change in Control Table. The
three-year performance period for awards granted on January 30, 2024, which also are subject to time-based vesting and will vest in three equal annual installments in each of 2027, 2028 and 2029, is January 1, 2024, through December 31, 2026, and the number of shares shown assumes target-level performance.
10SARs that vested on February 1, 2026.
11One-time legacy RSU grant (originally granted by UTC), which will vest in the event of a mutually agreeable separation following three years of grant date, upon death, disability or qualified termination following a change in control.
12SARs scheduled to vest on April 1, 2028, subject to the NEO’s continued service, except in certain limited circumstances as described in the footnotes to the
Potential Payments on Termination or Change-in-Control Table.
13SAR and RSU awards granted to Mr. Gierges in connection with his hire, which will vest one-third per year on the anniversary of the grant date, subject to continued
service or earlier as described in the footnotes to the Potential Payments on Termination or Change in Control Table.
14Retention RSU awards granted to Mr. Pandya (before he was an NEO), which will vest on the third anniversary of the grant date, subject to continued service or earlier as described in the footnotes to the Potential Payments on Termination or Change in Control Table.
15RSU award granted to Mr. Dryden in connection with his hire, which will vest on the fourth anniversary of the grant date, subject to continued service or earlier as described in the footnotes to the Potential Payments on Termination or Change in Control Table.
16SAR and RSU awards granted to Mr. Dryden in connection with his hire, which will vest one-third per year on the anniversary of the grant date, subject to continued
service or earlier as described in the footnotes to the Potential Payments on Termination or Change in Control Table.
Option Exercises and Stock Vested Table
This table reflects exercises of Carrier SARs, or vesting of Carrier PSUs or RSUs, during fiscal year 2025.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)[1]	VALUE REALIZED ON VESTING ($)[2]
D. Gitlin	—	—	152,361	9,621,597
P. Goris	—	—	49,395	3,119,294
M. Gierges	—	—	—	—
G. Pandya	—	—	27,823	1,829,559
E. Dryden	—	—	6,791	504,571
1RSUs and PSUs that vested in 2025.
2Calculated by multiplying the number of vested RSUs and PSUs by the market price of Carrier common stock on the vesting date.
2026 Proxy Statement
Proposal 2: NEO Compensation

Pension Benefits
Overview of Pension Preservation Plan (“PPP”)
Carrier inherited a frozen executive nonqualified PPP from UTC/RTX upon the Separation. Based on date of hire, participants either accrued benefits using a final average earnings (“FAE”), cash balance or hybrid formula. Effective December 31, 2019, benefit accruals under the PPP were frozen, other than with respect to interest credits, which continue to accrue for participants eligible for the cash balance accrual formula. Mr. Gitlin is the only NEO eligible for this legacy plan. Mr. Gitlin’s benefit under the
PPP is composed of both FAE and cash balance benefits.
Distribution Options
Plan participants may elect the following distribution options:

PLAN	FAE BENEFIT FORMULA	CASH BALANCE BENEFIT FORMULA
Pension Preservation Plan (PPP)	▪Lump-sum payment[1]	▪Lump-sum payment
	▪Annuity payments	▪Annuity payments
	▪Two- to 10-year annual installments	▪Two- to 10-year annual installments
NEO Election	▪Mr. Gitlin: Lump-sum payment	▪Mr. Gitlin: Lump-sum payment
1Uses a discount rate equal to the Barclay’s 10-Year (8-12) Municipal Bond Yields over five years (currently 2.726%). Note that this rate uses the November 30, 2025, yield in the average, which is consistent with ASC 715-30 year-end 2025 disclosure reporting. Actual lump sums paid in 2026 will be based on a PPP lump-sum rate of 2.726%, which uses the Barclay’s 10-Year (8-12) Municipal Bond Yields as of December 31, 2025. This non-taxable investment index is intended to yield an after-tax income stream on the net after-tax proceeds reinvested in tax-free bonds that are comparable to a more tax efficient annuity distribution.
Vesting and Retirement
Under Carrier’s PPP, vesting requires three years of service. The normal retirement age under both the FAE and the cash balance benefit formulas is 65, but the FAE formula also provides full retirement benefits at age 62 for a participant who retires with at least
10 years of service. Early retirement benefits also are available under the FAE formula beginning at age 55 with at least 10 years of service, reduced by 0.2% for each month by which retirement precedes age 62. The value of the cash balance account is not impacted by an employee’s age at retirement. As of December 31, 2025, Mr. Gitlin is eligible for early retirement under the FAE formula.

NAME	PLAN NAME	NUMBER OF YEARS OF CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)[1]	PAYMENTS DURING LAST FISCAL YEAR ($)
D. Gitlin[2]	Pension Preservation Plan	22	2,280,545	—
P. Goris[3]	Pension Preservation Plan	—	—	—
M. Gierges[3]	Pension Preservation Plan	—	—	—
G. Pandya[3]	Pension Preservation Plan	—	—	—
E. Dryden[3]	Pension Preservation Plan	—	—	—
1The following assumptions were used to determine the present value of the accumulated pension benefit: (i) the NEOs are assumed to retire at age 62 for the final average earnings benefit and age 65 for the cash balance benefit, which are the earliest dates at which the NEOs can retire without a reduction of benefits due to age; and (ii) projected lump-sum payments under the PPP final average earnings benefit are calculated using 2.726% for 2026 retirements and grading up to an ultimate long-term interest rate of 3.50% (for retirements in 2028 and later years). There are no additional service credits for accrual purposes under the PPP. This table does not include UTC’s Employee Retirement Plan, which remained with UTC/RTX and has no relation to Carrier service following the Separation.
2The estimated lump-sum value of the nonqualified portion of the retirement benefits accrued under the PPP is $2,746,012 for Mr. Gitlin, assuming retirement or termination on December 31, 2025, payable as of such date or attainment of age 55 (if later) assuming payment following December 31, 2025, on a lump-sum basis.
3Messrs. Goris, Gierges and Dryden were hired by Carrier after January 1, 2010, and, therefore, do not participate in the PPP. Mr. Pandya transitioned to be a U.S.-
based employee after January 1, 2010, and, therefore, does not participate in the PPP.
Carrier Global Corporation

Nonqualified Deferred Compensation Table
Carrier offers NEOs the opportunity to participate in certain nonqualified deferred compensation plans that provide the NEOs with longer-term savings opportunities on a tax-efficient basis.
The Savings Restoration Plan is an unfunded, nonqualified plan that permits NEOs to defer up to an additional 6% of their compensation once they have exceeded the IRC compensation limits applicable to Carrier’s qualified 401(k) plan. This plan also matches the deferral contributions using the same matching formula that would apply under the 401(k) plan were it not for IRC contribution limits.
The Automatic Contribution Excess Plan is an unfunded, nonqualified plan providing the age-based company automatic and matching contributions NEOs would have received under Carrier’s qualified 401(k) plan were it not for IRC compensation and contribution limits.
The Deferred Compensation Plan is an unfunded, nonqualified plan that permits NEOs to defer up to 50% of their base salary and up to 70% of their annual bonus.

NAME	PLAN[1]	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)[2]	REGISTRANT CONTRIBUTIONS IN LAST FY ($)[3]	AGGREGATE EARNINGS IN LAST FY ($)[4]	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AS OF DECEMBER 31, 2025 ($)[5]
D. Gitlin	Savings Restoration Plan	210,750	126,450	333,406	—	5,391,126
	Automatic Contribution Excess Plan	—	294,850	437,269	—	2,545,661
P. Goris	Savings Restoration Plan	86,044	51,626	122,240	—	847,785
	Automatic Contribution Excess Plan	—	86,373	77,297	—	534,458
M. Gierges	Automatic Contribution Excess Plan	—	8,114	29	—	8,143
G. Pandya	Deferred Compensation Plan	44,250	—	3,978	—	48,228
	Automatic Contribution Excess Plan	—	51,977	34,503	—	248,901
E. Dryden	Savings Restoration Plan	46,763	28,058	8,736	—	83,557
	Automatic Contribution Excess Plan	—	38,970	664	—	39,634
1NEOs are eligible to participate in various deferred compensation plans as detailed above.
2Amounts shown in this column are included in the Salary and Bonus columns of the Summary Compensation Table on page 46.
3Amounts shown in this column are included in the All Other Compensation column of the Summary Compensation Table on page 46.
4Amounts shown reflect hypothetical investment returns to accounts based on fixed income, bond, target date and equity indices selected by the participant.
5The sum of contributions (both by the NEO and Carrier) and credited earnings on those deferrals, less withdrawals. Of these totals, the following amounts have been included in the Summary Compensation Table in prior years: $3,426,309 (Mr. Gitlin), $719,117 (Mr. Goris) and $50,989 (Mr. Pandya).
2026 Proxy Statement
Proposal 2: NEO Compensation

Potential Payments on Termination or Change in Control Table
The table below estimates the value of payments and benefits that each NEO would have been entitled to receive had employment terminated on December 31, 2025, under various hypothetical circumstances. Under Carrier’s programs, benefit eligibility and the value of benefits the NEO may receive vary depending on the reason for termination and whether the NEO is eligible for retirement at that time. The equity amounts reflect the applicable unvested portion that would become vested as a result of the identified termination event.
Carrier does not provide automatic single-trigger accelerated vesting of equity compensation or excise tax gross-up payments to any NEOs in the event of a change in control of the company. Carrier offers NEOs the opportunity to participate in the nonqualified deferred compensation plans described above. Please see Pension Benefits on page 51 and Nonqualified Deferred Compensation
Table on page 52 for information regarding the amount and form of benefits that will be paid out in the event of a termination.

TERMINATION REASON	D. GITLIN ($)	P. GORIS ($)	M. GIERGES ($)	G. PANDYA ($)	E. DRYDEN ($)
Voluntary Termination (Retirement)
Cash Payment	—	—	—	—	—
Equity[1,2]	3,392,612	—	—	—	—
Total due to Termination	3,392,612	—	—	—	—
Involuntary Termination (not for cause)
Cash Payment[3]	127,421	2,250,000	1,680,000	1,800,000	1,632,000
Benefit Continuation and Other Programs[4]	87,818	69,463	83,728	72,715	66,855
Equity[5]	8,890,191	828,301	—	207,077	—
Total due to Termination	9,105,430	3,147,764	1,763,728	2,079,792	1,698,855
Death or Disability[6]
Cash Payment[7]	2,625,000	900,000	630,000	675,000	612,000
CEO Life Insurance[8]	7,000,000	—	—	—	—
Equity[9,10]	50,182,009	9,900,736	1,509,427	8,570,696	2,421,182
Total due to Termination	59,807,009	10,800,736	2,139,427	9,245,696	3,033,182
Termination Following a Change in Control[11]
Cash Payment[12]	15,000,000	4,500,000	3,290,000	3,525,000	3,196,000
Benefit Continuation and Other Programs[13]	87,818	69,463	83,728	72,715	66,585
Equity[14]	48,230,253	9,025,493	1,509,427	8,448,148	2,421,182
Total due to Termination	63,318,071	13,594,956	4,883,155	12,045,863	5,683,767
1In the event of voluntary termination, unvested SAR and RSU awards granted under Carrier’s annual LTI Plan that are outstanding for more than one year will vest only after attaining qualifying retirement under the LTI Plan, defined as either: (i) age 65; (ii) age 55 plus 10 years of service; or (iii) “Rule of 65” — age 50 to 54 plus years of service add up to 65 or more. For NEOs who have attained qualifying retirement status, unvested PSUs granted under Carrier’s annual LTI Plan that are outstanding for more than one year will remain eligible to vest at the completion of the performance period to the extent performance targets are achieved. Mr. Gitlin has satisfied a qualifying retirement condition. For non-retirement eligible NEOs, all unvested awards are cancelled, and vested SARs may be exercised up to 90 days following separation. Special out-of-cycle, enhanced annual awards (SARs and PSUs), supplemental awards (SARs and PSUs) and one-time RSU awards do not have retirement eligibility treatment and, therefore, forfeit upon voluntary termination.
2Equity awards are valued based on the closing price of Carrier common stock on the NYSE on the last trading day of 2025 ($52.84). For SARs, that value is based on the difference between the closing price and the exercise price (as long as that value is positive) multiplied by the number of SARs. PSUs remain eligible to vest at the completion of the performance period to the extent performance targets are achieved.
3In the event of a qualifying involuntary termination (not for cause), the Senior Executive Severance Plan provides cash severance based on the NEO’s annual base salary in effect at the time of termination in the amount of (i) 2x annual base salary for the CEO, and (ii) 1.5x annual base salary for all other NEOs. The Senior
Executive Severance Plan also provides for a prorated payout of the NEO’s target annual bonus based on the number of days worked in the fiscal year up until the date of termination. Mr. Gitlin would receive a cash severance payment if the value of the one-time legacy RSU award described above is less than what the cash severance payment would be under the Senior Executive Severance Plan, reduced by the value of the one-time RSU award at termination.
4In the event of an involuntary termination (not for cause), the Senior Executive Severance Plan provides for the continuation of medical benefits and financial planning services for 12 months following the termination. The Senior Executive Severance Plan also provides for 12 months of outplacement services for each NEO.
5In the event of involuntary termination (not for cause), for NEOs who have attained qualifying retirement status, SAR awards granted under Carrier’s annual LTI Plan that are outstanding for more than one year will vest. PSUs granted under Carrier’s annual LTI Plan that are outstanding for more than one year will remain eligible to vest at the completion of the performance period to the extent performance targets are achieved. For NEOs who have not yet qualified for retirement, but have awards granted under Carrier’s annual LTI Plan that are outstanding for more than one year, a prorated portion of SARs will vest. A prorated portion of annual PSU awards will remain eligible to vest at the completion of the performance period to the extent performance goals are achieved. Special out-of-cycle, enhanced annual awards (SARs and PSUs), supplemental awards (SARs and PSUs) and one-time RSU awards do not have retirement eligibility treatment and, therefore, forfeit upon involuntary termination (not for cause). One-time RSUs will vest in the case of mutually agreeable separation following three years of service from the date of grant.
As of December 31, 2025, Mr. Gitlin has met the service condition. Equity awards are valued based on the closing price of Carrier common stock on the NYSE on the last trading day of 2025 ($52.84). For SARs, that value is based on the difference between the closing price and the exercise price (as long as that value is positive)
multiplied by the number of SARs. PSUs remain eligible to vest at the completion of the performance period to the extent performance targets are achieved.
6Mr. Gitlin is eligible for a grandfathered long-term disability benefit equal to 80% of his base salary plus target bonus compensation as part of the Legacy UTC
Compensation Arrangement. In the event of an NEO’s disability, the NEO’s estate would be eligible to receive a prorated payout of the annual bonus at target. In the event of an NEO’s death, the estate would be treated the same.
Carrier Global Corporation

7In the event of an NEO’s disability, the NEO’s estate would be eligible to receive a prorated payout of the annual bonus at target. In the event of an NEO’s death, the estate would be treated the same.
8In the event of the death of the CEO, Mr. Gitlin, the CEO Life Insurance Policy provides a death benefit that the beneficiary would be paid assuming the insured’s death occurs at the end of the policy year.
9In the event of a termination due to death, the LTI Plan provides for the accelerated vesting of all outstanding equity awards as of the date of death (including awards outstanding for less than one year, special out-of-cycle awards, enhanced annual awards, supplemental awards and one-time RSU awards). Equity awards are valued based on the closing price of Carrier common stock on the NYSE on the last trading day of 2025 ($52.84). For SARs, that value is based on the difference between the closing price and the exercise price (as long as that value is positive) multiplied by the number of SARs. For the PSU portion of awards, values shown reflect target performance as of December 31, 2025.
10In the event of a termination due to disability, the LTI Plan provides that no outstanding awards will be forfeited (including awards outstanding for less than one year and one-time awards). Awards granted by UTC prior to January 1, 2019, will continue to vest in accordance with their terms that applied prior to the Separation.
Awards granted on or after January 1, 2019, will continue to vest on the earlier of (i) the vesting date specified in the schedule of terms, or (ii) 29 months following the date the NEO incurred the disability. For the PSU portion of awards, values shown reflect target performance as of December 31, 2025.
11In the event the payments would be subject to the golden parachute excise tax under IRC Section 280G, the Change in Control Severance Plan provides that the
NEO will either receive all such payments and benefits and pay the excise tax, or such payments and benefits will be reduced to the extent necessary so that the excise tax does not apply, whichever approach results in a higher after-tax amount of the payments and benefits being retained by the NEO. Given the uncertainty of these calculations, this table does not reflect the impact of the better net after-tax calculation.
12In the event of a qualifying termination following a change in control, the Change in Control Severance Plan provides cash severance based on the NEO’s annual base salary and target annual bonus in effect at the time of termination in the amount of (i) 3x annual base salary plus target annual bonus for the CEO, and (ii) 2x annual base salary plus target annual bonus for all other NEOs. The Change in Control Severance Plan also provides for a prorated payout of the NEO’s target annual bonus based on the number of days worked in the fiscal year up until the date of termination. Mr. Gierges began employment on March 28, 2025, and is eligible for a full-year annual bonus payout per his employment offer.
13In the event of a qualifying termination following a change in control, the Change in Control Severance Plan provides for the continuation of medical benefits and financial planning services for 12 months following the termination. The Change in Control Severance Plan also provides for 12 months of outplacement services for each NEO.
14In the event of a qualifying termination following a change in control, the LTI Plan provides for the accelerated vesting of all outstanding equity awards (including awards outstanding for less than one year and one-time awards). Equity awards are valued based on the closing price of Carrier common stock on the NYSE on the last trading day of 2025 ($52.84). For SARs, that value is based on the difference between the closing price and the exercise price (as long as that value is positive)
multiplied by the number of SARs. PSUs granted under the LTI Plan vest at the greater of target or actual performance. For PSUs, values shown generally reflect target performance as of December 31, 2025, except that the 2023 PSU values shown reflect actual payout for the performance period that ended December 31,
2025.
2026 Proxy Statement
Proposal 2: NEO Compensation

CEO Pay Ratio
Background
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring companies to disclose the ratio of the median employee’s total annual compensation relative to total annual compensation of the CEO. The following section explains the methodology that we used, in accordance with the SEC rules, to identify the median employee and to calculate the 2025 ratio.
How We Identified the Median Employee
The following parameters were used for fiscal year 2025 to identify the employee whose pay was at the median of all Carrier employees globally.
Consistently Applied Compensation Measure
The compensation measure we used to identify the median employee was gross cash compensation paid to employees from
October 1, 2024, to September 30, 2025. Gross cash compensation varies by country and is based on local pay practices, but generally includes:
▪Base salary (including any local allowances)
▪Incentive pay (including cash bonuses, sales incentives and other variable pay programs)
▪Any other cash awards or payments1
Employees Included and Excluded
For the purposes of identifying the median employee, we considered approximately 48,100 active Carrier employees (excluding the
CEO, but including all temporary and seasonal employees). These employees were identified as of October 1, 2025, and were located in 53 countries in which Carrier has operations (approximately 10,400 were U.S. based).
We then excluded 2,474 employees from five countries under the SEC’s de minimis exemption.2 The remaining population of approximately 45,600 workers in 48 countries represents approximately 95% of active employees on that date.
Methodology and Material Assumptions
Annualized pay. Pay was annualized for employees who worked a partial year between October 1, 2024, and September 30,
2025. Partial-year employees include midyear hires, employees on paid or unpaid leave, and employees on active military duty.
Foreign exchange rates. Foreign currencies were converted into U.S. dollars as of the applicable measurement dates to determine the median employee and the associated total annual compensation.
1    In some countries, due to differences in payroll systems and local laws and regulations, gains realized on the vesting and/or exercise of equity awards, as well as company contributions to government-sponsored benefit plans, may be included.
2    The countries and approximate number of Carrier employees excluded from the calculation are as follows: Brazil (204), Czech Republic (521), Hungary (380),
Malaysia (337), and Spain (1,032).
Carrier Global Corporation

Calculating the Ratio
Summary Compensation Table Values
2025 total compensation was calculated for the CEO and the median employee for the full year using the same methodology required by the SEC for reporting in the Summary Compensation Table (see page 46). For the CEO and the median employee, the
Summary Compensation Table values include employee fringe benefits, such as company contributions to healthcare and retirement plans.
Results
The 2025 total annual compensation value for Mr. Gitlin was $14,962,913 and for Carrier’s global median employee was $46,976, resulting in a ratio of 319:1.
Comparing Carrier’s Ratio to Other Companies
This ratio is a reasonable estimate calculated using a methodology consistent with the SEC rules, as described above. Because applicable SEC rules permit various methodologies, assumptions and exclusions, our CEO pay ratio may not be comparable to ratios calculated and disclosed by other companies.
.
2026 Proxy Statement
Proposal 2: NEO Compensation

Pay Versus Performance Disclosure

Year (a)	SUMMARY COMPENSATION TABLE (SCT) TOTAL FOR CEO ($)[1] (b)	COMPENSATION ACTUALLY PAID (“CAP”) TO CEO ($)[2] (c)	AVERAGE SCT TOTAL FOR NON-CEO NEOS ($)[3] (d)	AVERAGE CAP TO NON-CEO NEOS ($)[4] (e)	VALUE OF INITIAL FIXED $100 INVESTED BASED ON		NET INCOME (GAAP) ($B)[7] (h)	ADJUSTED DILUTED EARNINGS PER SHARE (EPS) ($)[8] (i)
					CUMULATIVE TOTAL SHAREOWNER RETURN (TSR) ($)[5] (f)	CUMULATIVE DOW JONES INDUSTRIAL INDEX TSR ($)[6] (g)
2025	14,962,913	(27,792,296)	4,652,477	754,006	149	173	1.484	2.59
2024	65,734,245	112,171,337	5,517,288	9,534,871	191	150	5.604	2.90
2023	17,695,200	42,696,403	5,310,858	8,750,047	159	131	1.349	2.73
2022	13,222,247	(20,060,104)	3,819,391	(6,280,707)	112	113	3.534	2.34
2021	14,892,815	61,128,628	4,734,191	17,061,157	145	121	1.664	2.27
1The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Gitlin (our CEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Compensation Tables — Summary Compensation Table.”
2The dollar amounts reported in column (c) represent the amount of CAP to Mr. Gitlin, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Gitlin during the applicable year. In accordance with the requirements of Item
402(v) of Regulation S-K, the following adjustments were made to Mr. Gitlin’s total compensation for each year to determine the CAP:

Year	REPORTED SCT TOTAL FOR CEO ($)	GRANT DATE FAIR VALUE OF EQUITY AWARDS ($)[a]	EQUITY AWARD ADJUSTMENTS ($)[b]	REPORTED CHANGE IN THE ACTUARIAL PRESENT VALUE OF PENSION BENEFITS ($)[c]	PENSION BENEFIT ADJUSTMENTS ($)[d]	CAP TO CEO
2025	14,962,913	(11,381,713)	(31,135,835)	(237,661)	—	(27,792,296)
2024	65,734,245	(60,791,211)	107,407,703	(179,400)	—	112,171,337
2023	17,695,200	(12,021,241)	37,058,763	(36,319)	—	42,696,403
2022	13,222,247	(9,013,937)	(24,268,414)	—	—	(20,060,104)
2021	14,892,815	(9,067,330)	55,303,143	—	—	61,128,628
aThe grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary
Compensation Table for the applicable year for the CEO.
bThe equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year
(from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii)
for awards that are granted and vested in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	YEAR-END FAIR VALUE (FV) OF EQUITY AWARDS GRANTED IN THE YEAR ($)	YEAR-OVER- YEAR CHANGE IN FV OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	FV AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR ($)	YEAR-OVER- YEAR CHANGE IN FV OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR ($)	FV AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR ($)	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FV OR TOTAL COMPENSATION ($)	TOTAL EQUITY AWARD ADJUSTMENTS ($)
2025	7,752,767	(41,818,949)	—	2,930,347	—	—	(31,135,835)
2024	93,741,792	6,543,629	—	7,122,282	—	—	107,407,703
2023	18,973,490	14,865,035	—	3,220,238	—	—	37,058,763
2022	7,609,658	(30,657,192)	—	(1,220,880)	—	—	(24,268,414)
2021	17,023,203	38,207,535	—	72,405	—	—	55,303,143
cThe amounts included in this column are the amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for each applicable year for the CEO.
dAs described in the Pension Benefits Table on page 51, the PPP, the company’s nonqualified and unfunded defined benefit plan, was frozen effective
December 31, 2019. Therefore, there are no service costs or prior service costs to report.
Carrier Global Corporation

3The dollar amounts reported in column (d) represent the average of the amounts reported for the company’s NEOs as a group (excluding Mr. Gitlin, who has served as our CEO since 2020) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Gitlin)
included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Messrs. Goris, Gierges, Pandya and Dryden; (ii) for
2024, Messrs. Goris, Pandya, Agrawal, O’Connor and Timperman; (iii) for 2023, Messrs. Goris, Timperman, White, O’Connor and Nelson; and (iv) for 2022 and 2021,
Messrs. Goris, Nelson, White and Timperman.
4The dollar amounts reported in column (e) represent the average amount of CAP to the NEOs as a group (excluding Mr. Gitlin), as computed in accordance with Item
402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding
Mr. Gitlin) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Gitlin) for each year to determine the CAP, using the same methodology described above in Note 2:

Year	AVERAGE REPORTED SCT TOTAL FOR NON-CEO NEOS	AVERAGE REPORTED VALUE OF EQUITY AWARDS ($)[a]	AVERAGE EQUITY AWARD ADJUSTMENTS ($)[b]	AVERAGE REPORTED CHANGE IN THE ACTUARIAL PRESENT VALUE OF PENSION BENEFITS ($)[c]	AVERAGE PENSION BENEFIT ADJUSTMENTS ($)[d]	AVERAGE CAP TO NON-CEO NEOS
2025	4,652,477	(2,857,251)	(1,041,220)	—	—	754,006
2024	5,517,288	(3,822,311)	7,844,464	(4,570)	—	9,534,871
2023	5,310,858	(3,784,413)	7,229,085	(5,483)	—	8,750,047
2022	3,819,391	(2,189,525)	(7,910,573)	—	—	(6,280,707)
2021	4,734,191	(2,724,373)	15,051,339	—	—	17,061,157
aThe grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary
Compensation Table for the applicable year for the non-CEO NEOs.
bThe amounts deducted or added in calculating the total average equity award adjustments for non-CEO NEOs in accordance with the methodology outlined in footnote 2(b) above are as follows:

Year	YEAR-END AVERAGE FAIR VALUE (FV) OF EQUITY AWARDS GRANTED IN THE YEAR ($)	YEAR-OVER- YEAR AVERAGE CHANGE IN FV OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	AVERAGE FV AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR ($)	YEAR-OVER- YEAR AVERAGE CHANGE IN FV OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR ($)	AVERAGE FV AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR ($)	AVERAGE VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FV OR TOTAL COMPENSATION ($)	TOTAL AVERAGE EQUITY AWARD ADJUSTMENTS ($)
2025	2,015,577	(3,508,036)	—	451,239	—	—	(1,041,220)
2024	4,592,567	1,831,659	—	1,420,238	—	—	7,844,464
2023	4,271,355	2,152,742	—	804,988	—	—	7,229,085
2022	1,848,414	(4,513,074)	—	(5,245,913)	—	—	(7,910,573)
2021	4,292,775	9,886,398	—	872,166	—	—	15,051,339
cThe amounts included in this column are the total average amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation
Earnings” column of the Summary Compensation Table for each applicable year for non-CEO NEOs.
dAs described in the Pension Benefits Table on page 51, the PPP, the company’s nonqualified and unfunded defined benefit plan, was frozen effective December
31, 2019. Therefore, there are no service costs or prior service costs to report.
5Cumulative TSR is calculated by (i) dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment; and (ii) the difference between the company’s share price at the end and the beginning of the measurement period by the company’s share price at the beginning of the measurement period. The company’s TSR and Dow Jones Industrials Index TSR are calculated using a measurement period beginning December 31, 2020, through and including the end of the applicable fiscal year and based on a fixed investment of $100 at the measurement point.
6Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Dow Jones Industrials Index.
7The dollar amounts reported represent the amount of net earnings reflected in the company’s audited financial statements for the applicable year.
8Adjusted EPS represents diluted earnings per share (a GAAP measure), excluding restructuring costs, amortization of acquired intangibles and other significant items. Also see Appendix A beginning on page 72 for a reconciliation.
Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis” beginning on page 27, the company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the company uses for both our long-term and short-term incentive awards, including how they are incorporated into our incentive programs, are described in the section titled
“Compensation Discussion and Analysis.” The most important financial performance measures used by the company to link executive CAP to the company’s NEOs, for the most recently completed fiscal year, to the company’s performance are as follows:
▪Relative TSR (the company’s TSR as compared to the Performance Peer Group established by the Compensation Committee)
▪Adjusted EPS
▪Sales
▪Adjusted Operating Profit
▪Free Cash Flow
2026 Proxy Statement
Proposal 2: NEO Compensation

Analysis of the Information Presented in the Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S‑K, the following graphs reflect the relationship between CAP and: (i) Cumulative TSR for Carrier and the Dow Jones Industrials Index, (ii) Carrier’s net income, and (iii) Carrier’s adjusted EPS, the company-selected measure. This disclosure is based on SEC‑prescribed calculations and does not reflect all performance measures used by the company in its executive compensation program. For information regarding the company’s executive compensation philosophy and how executive compensation is aligned with the company’s financial and operational performance, refer to the "Compensation
Discussion and Analysis."

CAP vs. Cumulative TSR

CAP vs. GAAP Net Income

CAP vs. Adjusted EPS

Carrier Global Corporation

Audit Matters
Report of the Audit Committee
The Audit Committee assists the Board in its oversight responsibilities relating to: the integrity of Carrier’s financial statements; the independence, qualifications and performance of Carrier’s internal and external auditors; the company’s compliance with its policies and procedures, internal controls, Code of Ethics and applicable laws and regulations; policies and procedures with respect to risk assessment and management; and such other responsibilities as delegated by the Board from time to time. The
Audit Committee’s specific responsibilities and duties are set forth in the Audit Committee Charter, which is available in the
Governance section of the company’s website (see page 6).
Management has the primary responsibility for the financial statements and the financial reporting processes, including the system of internal accounting controls. PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm and the company’s independent auditor, is responsible for expressing an opinion on the conformity of the company’s audited financial statements with generally accepted accounting principles in the United States (“GAAP”) and on the effectiveness of the company’s internal control over financial reporting.
In performing its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditor the company’s audited financial statements for the year ended December 31, 2025, as well as the representations of management and the independent auditor’s opinion thereon regarding the company’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act. The Audit Committee discussed with PwC and Carrier’s internal auditors the overall scope and plans for their respective audits. The Audit Committee met with PwC and the internal auditors, with and without management present, to discuss the results of their examinations, the evaluation of Carrier’s internal controls, management’s representations regarding internal control over financial reporting and the overall quality of Carrier’s financial reporting.
The Audit Committee has discussed with PwC the matters required by the applicable requirements of the Public Company
Accounting and Oversight Board (“PCAOB”). It also has discussed with PwC its independence from Carrier and its management, including the written disclosures and letter from PwC required by the applicable requirements of the PCAOB. The Audit Committee has concluded that PwC’s provision of non-audit services as described in the table on page 61 is compatible with PwC’s independence.
PwC represented to the Audit Committee that Carrier’s audited financial statements were fairly presented in accordance with
GAAP. Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements be included in Carrier’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC. The Audit Committee recommended to the Board, and the Board approved, the appointment of the firm of PwC as
Carrier’s independent auditor for 2026.
Audit Committee
Charles M. Holley, Jr., Chair
Amy E. Miles
Susan N. Story
Virginia M. Wilson
2026 Proxy Statement
Audit Matters

Proposal 3:
Ratify Appointment of Independent
Auditor for 2026
WHAT ARE YOU VOTING ON?
As required by our Bylaws, we are asking shareowners to vote on a proposal to ratify the appointment of a firm of independent registered public accountants to serve as Carrier’s independent auditor until the next annual meeting.
PricewaterhouseCoopers LLP, an independent registered public accounting firm, served as Carrier’s independent auditor in
2025. The Audit Committee has appointed, and the Board has approved, the firm to serve again as Carrier’s independent auditor for 2026 until the next Annual Meeting in 2027, subject to shareowner ratification.

Board Recommendation:	Vote FOR

Frequently Asked Questions About the Auditor
How is the Auditor Reviewed by the Company?
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the company’s independent auditor. To fulfill this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence, and periodically considers the advisability and potential impact of selecting a different independent registered public accounting firm to serve in that capacity.
Is the Audit Partner Rotated?
In accordance with SEC rules and PwC policies, audit partners are subject to rotation requirements that limit the number of consecutive years a partner may provide service to our company. For lead and concurring audit partners, the maximum number of consecutive years of service in that role is five. The selection process for the lead audit partner pursuant to this rotation policy includes meetings between the chair of the Audit Committee and several candidates.
Will the Auditor Participate in the Annual Meeting?
Representatives of PwC will attend the 2026 Annual Meeting. They will be available to respond to appropriate shareowner questions and will have the opportunity to make a statement if they desire to do so.
What Happens if Shareowners do not Ratify the Appointment of PwC?
The vote is an advisory vote and, therefore, it is not binding. The Board, however, would reconsider the appointment if the proposal is rejected by shareowners.
What Were the Auditor’s Fees in 2025 and 2024?

(IN THOUSANDS)	AUDIT ($)	AUDIT-RELATED ($)	TAX ($)	ALL OTHER ($)	TOTAL ($)
2024	18,845	7,845	19,255	10	45,955
2025	18,166	895	6,000	2	25,063
Carrier Global Corporation

Audit Fees. Fees in 2025 and 2024 included fees for the audit of Carrier’s consolidated annual financial statements, the review of interim financial statements in Carrier’s quarterly reports on Form 10-Q, the performance of audits in accordance with statutory requirements, fees associated with the issuance of comfort letters and consents and fees for the audit of the effectiveness of
Carrier’s internal control over financial reporting. Audit fees for statutory audits were $7.7 million in 2025 and $6.9 million in 2024, respectively.
Audit-Related Fees. Fees in 2025 and 2024 included audit-related fees for employee benefit plan audits, advice regarding the application of generally accepted accounting principles for proposed transactions, special reports pursuant to agreed-upon procedures, contractually required audits and compliance assessments and pre-implementation reviews of processes or systems.
Fees in 2024 also included amounts associated with carve-out audit and review procedures associated with Carrier’s announced portfolio transformation and the issuance of comfort letters and consents associated with our acquisition of Viessmann Climate
Solutions in 2024.
Tax Fees. In 2025, tax fees included approximately $1.5 million for U.S. and non-U.S. tax compliance, related planning and assistance with tax refund claims and expatriate tax services, and approximately $4.5 million for tax consulting and advisory services related to business restructurings and other trailing portfolio transformation costs. In 2024, tax fees included approximately
$1.0 million for U.S. and non-U.S. tax compliance, related planning and assistance with tax refund claims and expatriate tax services, and approximately $18.3 million for tax consulting and advisory services primarily related to costs associated with the portfolio transformation.
All Other Fees. In 2025 and 2024, all other fees primarily consisted of due diligence services and accounting research software.
How Does the Audit Committee Monitor and Control Non-Audit Services?
The Audit Committee has adopted procedures requiring its review and approval in advance of all non-audit services provided by the company’s independent auditor. All of the engagements and fees for 2025 and 2024 were approved by the Audit Committee.
The Audit Committee reviews with PwC whether the non-audit services to be provided are compatible with maintaining the firm’s independence. The Board also has adopted the policy that in any year fees paid to the independent auditor for non-audit services shall not exceed the fees paid for audit and audit-related services. Non-audit services consist of those described above, as included in the tax fees and all other fees categories.
Why Should I Vote for This Proposal?
The Audit Committee and the Board believe that the continued retention of PwC as our independent auditor is in the best interest of the company and our shareowners.

The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the company’s independent auditor for 2026.

2026 Proxy Statement
Proposal 3: Independent Auditor

Frequently Asked Questions About the
Annual Meeting

YOUR VOTE is important
Why Am I Being Provided with These Proxy Materials?
We are providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at our 2026 Annual Meeting of Shareowners and at any postponed or reconvened meeting.

When and Where Is the Annual Meeting?
The 2026 Annual Meeting will be held on April 15, 2026, at 8:30 a.m. ET, in a virtual-only format.
Who Can Attend the Meeting and Vote?
Shareowners are eligible to attend the 2026 Annual Meeting of Shareowners and vote if they owned shares of Carrier common stock at the close of business on February 19, 2026, which is referred to as the “record date.”
May I Vote and Ask Questions in Advance of the Meeting?
Yes. Eligible shareowners may vote in advance of the Annual Meeting via internet and telephone until 11:59 p.m. ET on April 14,
2026, and via mail (see page 65 for detailed instructions). Eligible shareowners also may submit questions in advance of the
Annual Meeting by emailing them to CARRregister@proxy-agent.com until 11:59 p.m. ET on April 14, 2026.
How May I Attend the Meeting?
Admission to the Annual Meeting is restricted to shareowners of record as of the record date and/or their designated representatives. Preregistration by 8:30 a.m. ET on April 14, 2026, is required. You may preregister by visiting
www.cesonlineservices.com/carr26_vm and following the instructions to complete your registration request. Please have your proxy card, voting instruction form, or other communication containing your control number available and follow the instructions to complete your registration request.
How Can I Participate During the Meeting?
We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as shareowners would have at an in-person meeting. Our virtual Annual Meeting will be conducted on the internet via live webcast. Shareowners will be able to attend and participate online during the Annual Meeting by visiting www.cesonlineservices.com/carr26_vm, as further described above.
The virtual Annual Meeting format allows shareowners to communicate with Carrier during the Annual Meeting so they can ask questions of Carrier’s management and Board, as appropriate. If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at www.cesonlineservices.com/carr26_vm.
Questions that are appropriate and pertinent to the Annual Meeting will be answered in the live Question and Answer session during the Annual Meeting, subject to time constraints. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business or are inappropriate. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
Additional information regarding the ability of shareowners to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available during the Annual Meeting at www.cesonlineservices.com/
carr26_vm.
Carrier Global Corporation

Who Can I Contact if I Have Technical Difficulties Accessing or
Participating in the Annual Meeting?
Shareowners who register to attend the Annual Meeting will receive an email prior to the Annual Meeting containing the contact details for technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting.
The virtual Annual Meeting platform is fully supported across browsers (Chrome, Edge, Firefox and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong internet connection if you intend to attend and/or participate in the Annual Meeting.
Does the Company Have a Policy Requiring that Directors Attend
Annual Meetings?
The company does not have a written policy requiring that directors attend the Annual Meeting, but directors are encouraged to do so unless there is an unavoidable scheduling conflict. This year, while the company is not hosting an in-person meeting, directors are similarly encouraged to participate unless they have a conflict. All of our directors attended the 2025 Annual Meeting, which was held virtually.
What is the Quorum Requirement for the Annual Meeting?
Under the company’s Bylaws, a quorum is required to transact business at the Annual Meeting. The owners of a majority of the outstanding shares of Carrier common stock as of the record date, present either in person or by proxy and entitled to vote, will constitute a quorum. As of the record date, 835,433,325 shares of Carrier common stock were issued and outstanding.
2026 Proxy Statement
FAQs

How Do I Vote?
Registered Shareowners

BY THE INTERNET
Before the meeting you can vote online at: www.fcrvote.com/
CARR.
BY TELEPHONE
In the United States or Canada, you can vote by using any
touch-tone telephone and calling the phone number shown
on your voting materials. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions
have been properly recorded.
Internet and telephone voting facilities will be available 24 hours a day until 11:59 p.m. ET on April 14, 2026.
To authenticate your internet or telephone vote, you will
need to enter your voter control number as shown on the
voting materials you received. If you vote online or by
telephone, you do not need to return a proxy card or voting
instruction card.

BY MAIL
You can mail the proxy card or voting instruction form
enclosed with your printed proxy materials. Mark, sign and
date your proxy card or voting instruction form, and return it in the prepaid envelope we have provided.
Please allow sufficient time for the delivery of your proxy
card if you vote by mail.
DURING THE ANNUAL MEETING
If you preregister, you may attend the virtual Annual Meeting and vote your shares.
If you have already voted online, by telephone or by mail,
then your vote during the Annual Meeting will supersede
your earlier vote.

Beneficial Shareowners
If you own shares in street name through an account with a bank, brokerage firm or other intermediary, your intermediary will send you printed copies of the proxy materials or provide instructions on how to access proxy materials electronically. You are entitled to direct the intermediary how to vote your shares by following the voting instructions that the intermediary provides to you.
If you are a beneficial shareowner and you wish to vote your shares online during the virtual Annual Meeting, rather than submitting your voting instructions before the Annual Meeting, you will need to contact your nominee to obtain a legal proxy form. You will then need to submit it electronically with your ballot during the online virtual Annual Meeting using a PDF, JPG, JPEG, GIF or PNG file format.
Changing Your Vote
If you are a registered shareowner:

▪If you voted by telephone or the internet, access the
method you used and follow the instructions given for
revoking a proxy.
▪If you mailed a signed proxy card, mail a new proxy
card with a later date, which will override your earlier
proxy card.

▪Write to the Carrier Corporate Secretary (see page 68 for
contact information) providing your name and account
information, but allow sufficient time for delivery.
▪Vote during the virtual Annual Meeting.

If you are a beneficial shareowner, ask your bank, brokerage firm or other intermediary how to revoke or change your voting instructions.
Carrier Global Corporation

How Will My Shares Be Voted?
Each share of Carrier common stock is entitled to one vote. Your shares will be voted in accordance with your instructions. In addition, if you have returned a signed proxy card or submitted voting instructions by telephone or the internet, the proxy holders, who are the individuals identified on your proxy card, will have the discretion to vote your shares on any matters not identified in this Proxy Statement that are brought to a vote at the Annual Meeting. Shareowners are not permitted to vote for a greater number of persons for election as directors than the number of nominees named in this Proxy Statement.
If your shares are registered in your name and you sign and return a proxy card or vote by telephone or the internet but do not give voting instructions on a particular matter, the proxy holders will be authorized to vote your shares on that matter in accordance with the Board’s recommendation. If you hold your shares through an account with a broker and do not give voting instructions on a matter, your broker is permitted under NYSE rules to vote your shares in its discretion only on Proposal 3 (Ratify Appointment of
Independent Auditor for 2026) and is required to withhold a vote on each of the other Proposals, resulting in a so-called “broker non-vote.” The impact of abstentions and broker non-votes on the overall voting results is shown in the table below.
How Do Voting Abstentions and Broker Non-Votes Affect the
Voting Results?

MATTER	VOTE REQUIRED FOR APPROVAL	IMPACT OF ABSTENTIONS	IMPACT OF BROKER NON-VOTES

Election of Directors	Votes FOR a nominee must exceed 50% of the votes cast.	Not counted as votes cast. No impact on outcome.	Not counted as votes cast. No impact on outcome.

Advisory Vote to Approve Named Executive Officer Compensation	Votes FOR the proposal must exceed votes AGAINST it.	Counted as shares present, or represented by proxy and entitled to vote on the matter. Impact is the same as a vote AGAINST.	Not counted as shares present, or represented by proxy and entitled to vote on the matter. No impact on outcome.

Ratify Appointment of Independent Auditor for 2026	Votes FOR the proposal must exceed votes AGAINST it.	Counted as shares present, or represented by proxy and entitled to vote on the matter. Impact is the same as a vote AGAINST.	Not applicable. There will not be broker non-votes because brokers are permitted to vote your shares on this item in their discretion.
What Happens if a Director in an Uncontested Election Receives
More Votes “Against” Than “For” His or Her Election?
In an uncontested election of directors, any nominee for director who is an incumbent director and who receives a greater number of votes cast “Against” than votes “For” his or her election must, under Carrier’s Corporate Governance Principles, promptly tender his or her resignation to the Chair of the Governance Committee following certification of the shareowner vote. The Governance
Committee must promptly make a recommendation to the Board about whether to accept or reject the tendered resignation.
The director who tendered a resignation may not participate in the Governance Committee’s recommendation or the
Board’s consideration.
Under our Corporate Governance Principles, the Board must act on the Governance Committee’s recommendation no later than
90 days after the date of the shareowners’ meeting. Regardless of whether the Board accepts or rejects the resignation, Carrier must promptly file a Report on Form 8-K with the SEC that explains the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation.
If a director’s resignation is accepted, the Governance Committee also will recommend to the Board whether to fill the vacancy or to reduce the size of the Board. Under Carrier’s Bylaws, a vacancy arising in these circumstances may be filled at the discretion of the Board by a majority vote of the directors or at a special meeting of shareowners called by the Board.
2026 Proxy Statement
FAQs

Who Counts the Votes?
First Coast Results, Inc. (“FCR”), an independent entity, will tabulate the votes. A representative of FCR will act as the independent
Inspector of Election for the Annual Meeting and in this capacity will supervise the voting and certify the results.
FCR has been instructed to keep the vote of each shareowner confidential, and the vote may not be disclosed except in legal proceedings or for the purpose of soliciting shareowner votes in a contested proxy solicitation.
How May the Company Solicit My Proxy?
Employees of Carrier may solicit proxies on behalf of the Board by mail, email, in person and by telephone. These employees will not receive any additional compensation for these activities. Carrier will bear the cost of soliciting proxies and will reimburse banks, brokerage firms and other intermediaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareowners. Carrier has retained Innisfree M&A Incorporated to assist in soliciting proxies for a fee of $25,000 plus expenses.
Why Did I Receive a Notice of Internet Availability?
To conserve natural resources and reduce costs, we are sending most shareowners a Notice of Internet Availability of Proxy
Materials (“Notice”), as permitted by SEC rules. The Notice explains how you can access Carrier’s proxy materials on the internet and, if you prefer, how to obtain printed copies. The Notice also explains how you can choose print delivery of proxy materials for future annual meetings.
How Can I Receive My Proxy Materials Electronically?
To conserve natural resources and reduce costs, we encourage shareowners to access their proxy materials electronically. If you are a registered shareowner, you can sign up at www.computershare-na.com/green to get electronic access to proxy materials for future meetings, rather than receiving them in the mail. Once you sign up, you will receive an email each year explaining how to access Carrier’s Annual Report and Proxy Statement and how to vote online. Your enrollment for electronic access will remain in effect unless you cancel it, which you can do up to two weeks before the record date for any future annual meeting.
If you are a beneficial shareowner, you may obtain electronic access to proxy materials by contacting your bank, brokerage firm or other intermediary, or by contacting Broadridge at https://enroll.icsdelivery.com/CARR to enroll in electronic delivery.
What Materials Are Mailed to Me When I Share the Same Address as
Another Carrier Shareowner?
If you share an address with one or more other Carrier shareowners, you may have received only a single copy of the Annual
Report, Proxy Statement or Notice of Internet Availability of Proxy Materials for your entire household. This practice, known as
“householding,” is intended to reduce printing and mailing costs.
If you are a registered shareowner and you prefer to receive a separate Annual Report, Proxy Statement or Notice of Internet
Availability of Proxy Materials this year or in the future, or if you are receiving multiple copies at your address and would like to enroll in householding and receive a single copy, please contact Computershare at 1-866-507-8028. Written requests may be sent to Computershare Trust Company, N.A. by mail to P.O. Box 43006, Providence, RI 02940-3006 or by courier delivery to 150 Royall
Street, Suite 101, Canton, MA 02021. If you are a beneficial shareowner, please contact your bank, brokerage firm or other intermediary to make your request. There is no charge for separate copies.
Will Any Other Business Be Presented at the Annual Meeting?
As of the date of this Proxy Statement, the Board knows of no other matter that will be properly presented for shareowner action at the Annual Meeting other than those matters discussed in this Proxy Statement. However, if any other matter requiring a vote of the shareowners properly comes before the Annual Meeting, the individuals acting under the proxies solicited by the Board will have the discretion to vote on those matters for you.
Carrier Global Corporation

How Do I Submit Proposals and Nominations for the 2027
Annual Meeting?
Shareowner Proposals Included in the Proxy Statement
To submit a shareowner proposal to be considered for inclusion in Carrier’s Proxy Statement for the 2027 Annual Meeting under
SEC Rule 14a-8, you must send the proposal to our Corporate Secretary. The Corporate Secretary must receive the proposal in writing by November 3, 2026.
Shareowner Proposals Introduced at the 2027 Annual Meeting
To introduce a proposal for vote at the 2027 Annual Meeting (other than a shareowner proposal included in the Proxy
Statement in accordance with SEC Rule 14a-8), Carrier’s Bylaws require that the shareowner send advance written notice to the
Carrier Corporate Secretary at the company’s principal executive offices (at the address below) for receipt no earlier than
December 16, 2026, and no later than January 15, 2027. This notice must include the information specified by Section 1.9 of the
Bylaws, a copy of which is available on the Governance section of our website (see page 6).
Director Nominations Submitted for the 2027 Annual Meeting
Carrier’s Bylaws require that a shareowner who wishes to nominate a candidate for election as a director at the 2027 Annual
Meeting (other than pursuant to the “proxy access” provisions of Section 1.16 of the Bylaws) must send advance written notice to the Carrier Corporate Secretary at the company’s principal executive offices for receipt no earlier than December 16, 2026, and no later than January 15, 2027. This notice must include the information, documents and agreements specified by Section 1.9 of the
Bylaws, a copy of which is available on the Governance section of our website (see page 6).
Director Nominations by Proxy Access
Carrier’s Bylaws require that an eligible shareowner who wishes to have a nominee of that shareowner included in Carrier’s proxy materials for the 2027 Annual Meeting pursuant to the “proxy access” provisions of Section 1.16 of our Bylaws must send advance written notice to the Carrier Corporate Secretary for receipt no earlier than October 4, 2026, and no later than November 3, 2026.
This notice must include the information, documents and agreements specified by Section 1.16 of the Bylaws, a copy of which is available on the Governance section of our website (see page 6).
Solicitation of Proxies in Support of Non-Company Director Nominees
To comply with the universal proxy rules, shareowners who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than
February 14, 2027.
How Do I Contact the Corporate Secretary’s Office?
Shareowners may contact Carrier’s Corporate Secretary’s Office in one of the three methods shown below:

WRITE A LETTER	SEND AN EMAIL	CALL

Carrier Corporate Secretary Carrier Global Corporation 13995 Pasteur Boulevard Palm Beach Gardens, FL 33418	corpsec@carrier.com	1-561-365-2335

Our Bylaws and other governance documents are available on the Governance section of the company’s website (see page 6).
2026 Proxy Statement
FAQs

Other Important Information
Cautionary Note Concerning Factors That May Affect Future Results
This Proxy Statement contains statements which, to the extent they are not statements of historical or present fact, constitute
"forward-looking statements" under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "intend,"
"plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident,"
"scenario" and other words of similar meaning in connection with a discussion of future operating or financial performance.
Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates and other measures of financial performance or potential future plans, strategies or transactions of Carrier, cost optimization actions, market conditions including with respect to residential end-markets, data center and otherwise, growth prospects for 2026 and beyond, pending dispositions, Carrier's guidance for full-year 2026, future revenues including relating to digitally-enabled products, Carrier's plans with respect to our indebtedness and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements.
In addition, our 2025 Annual Report on Form 10-K includes important information as to risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. See the Notes to the Consolidated Financial Statements in our 2025 Annual Report on Form 10-K under the heading “Note 23: Commitments and
Contingent Liabilities,” the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of
Operations” under the headings “Business Overview,” “Results of Operations,” “Liquidity and Financial Condition,” and “Critical
Accounting Estimates,” and the section entitled “Risk Factors.” Our 2025 Annual Report on Form 10-K also includes important information as to these factors in the “Business” section under the headings “General,” “Other Matters Relating to Our Business as
a Whole,” and in the “Legal Proceedings” section. Any forward-looking statement speaks only as of the date on which it is made, and Carrier assumes no obligation to update or revise any such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
Corporate Governance Information, Our Code of Ethics and How to
Contact the Board
Carrier’s Corporate Governance Principles (and related documents), the charters for each committee, our Code of Ethics and excerpts from our Corporate Policy Manual are available on Carrier’s website provided on page iii. Printed copies will be provided, without charge, to any shareowner upon a request addressed to the Corporate Secretary through the contact information provided on page 68.
Our Code of Ethics applies to all directors and employees, including the principal executive and financial and accounting officers.
Shareowners and other interested persons may send communications to the Board, the Lead Independent Director or one or more independent directors by: (i) using the contact information provided on the Governance section of Carrier’s website (see page 6);
(ii) sending a letter addressed to the Carrier Corporate Secretary (see page 68 for contact information); or (iii) using Carrier’s
Speak Up program (contact information is available on Carrier’s website provided on page 1). Communications relating to Carrier’s accounting, internal controls, auditing matters or business practices will be reviewed by the Chief Compliance Officer and reported to the Audit Committee pursuant to Carrier’s Corporate Governance Principles. All other communications will be reviewed by the
Corporate Secretary and reported to the Board, as appropriate, pursuant to our Corporate Governance Principles.
Transactions with Related Persons
Carrier has a written policy, which is available under the Governance section of our website (see page 6), for the review of transactions with related persons. The Related Person Transactions Policy requires review, approval or ratification of transactions in which Carrier is a participant and in which a Carrier director, executive officer, a beneficial owner of more than 5% of Carrier’s outstanding shares, or an immediate family member of any of the foregoing persons has a direct or indirect material interest. Any such transaction must be reported for review by the Corporate Secretary who will, in consultation with the company’s Chief
Compliance Officer, assess whether the transaction is a transaction with a related person, as that term is defined under Carrier’s
Carrier Global Corporation

policy. Following this review, the Board’s Governance Committee will then determine whether the transaction can be approved or not, based on whether the transaction is determined to be in the best interests of Carrier and its shareowners. In making this determination, the Governance Committee takes into consideration, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available in transactions with unaffiliated third parties under the same or similar circumstances and the extent of the related person’s interest in the transaction.
Each director and executive officer completes and signs a questionnaire at the end of each fiscal year to confirm that there are no material relationships or related person transactions between such individuals and Carrier other than those previously disclosed to the company. This ensures that all material relationships and related person transactions are identified, reviewed and disclosed in accordance with applicable policies, procedures and regulations.
Carrier’s policy generally permits the employment of relatives of related persons possessing the requisite skills and qualifications consistent with Carrier’s policies and practices for employing an unrelated person in similar circumstances, provided the employment is approved by the Senior Vice President, Chief People & Communications Officer and the Chief Compliance Officer.
Acquisition of Viessmann Climate Solutions
As previously disclosed, on January 2, 2024, we completed our acquisition of Viessmann Climate Solutions. Upon the completion of the acquisition, Max Viessmann was appointed as a member of the Board. In light of Mr. Viessmann’s current service as Chief
Executive Officer and a member of the Executive Board of Viessmann Generations Group, and the ownership by Mr. Viessmann, together with other members of the Viessmann family, of a majority of the capital stock of Viessmann Generations Group,
Viessmann Generations Group became a “related party” of Carrier. Since the beginning of our last fiscal year until February 1,
2026, the amount of our payments to Viessmann Generations Group in connection with the agreements described below amounted to approximately $18.4 million. In connection with the acquisition, Carrier entered into the following agreements with Viessmann
Generations Group:
Share Purchase Agreement pursuant to which we acquired Viessmann Climate Solutions, which was entered into on April 25,
2023, and which contained certain closing conditions and termination rights, as well as customary representations, warranties and covenants and which provides that, for specified time periods following the closing of the acquisition and subject to certain exceptions, certain aspects of the Viessmann Climate Solutions business will be operated as they were at the time of the execution of the Share Purchase Agreement;
Investor Rights Agreement under which Viessmann Generations Group has the right to nominate one member of our Board for a period of 10 years following the closing of the acquisition, has agreed to certain voting restrictions, and has customary standstill, lockup and transfer restrictions and customary resale, demand and piggyback registration rights;
License Agreement through which Viessmann Generations Group has granted an exclusive, worldwide license to use the
“Viessmann” trademarks in connection with the Viessmann Generations Group in exchange for an annual royalty of €12 million for the first five years of the term of the License Agreement and royalties thereafter determined based on net sales of licensed products sold by us for the remainder of the term;
Transitional Services Agreement under which each of Carrier and Viessmann Generations Group will provide to the other on an interim, transitional basis, various services for agreed-upon charges; and
Additional Agreements entered into, or that Carrier and Viessmann Generations Group intend to enter into, including framework agreements, lease agreements and a paying agent agreement providing for payments to certain Viessmann Generations Group employees.
Viessmann Share Repurchase
In addition, on June 5, 2025, Carrier repurchased 4,267,425 shares of its common stock from Viessmann Traeger HoldCo GmbH
(“Viessmann HoldCo”), an entity controlled by Mr. Viessmann, one of Carrier’s directors, for an aggregate purchase price of $300 million. The price per share of $70.30 represented a 1.5406% discount from the closing price of the shares on June 5, 2025, and was equal to the price per share at which Viessmann HoldCo simultaneously sold the same number of shares to a third-party broker pursuant to Rule 144 under the Securities Act of 1933, as amended. The repurchases were made pursuant to Carrier’s existing share repurchase authorization.
Incorporation by Reference
In connection with our discussion of director and executive compensation, we have incorporated by reference in this Proxy
Statement certain information from Note 14: Stock-Based Compensation to the Consolidated Financial Statements in Carrier’s
2025 Annual Report on Form 10-K filed with the SEC on February 5, 2026. These are the only portions of such filings that are incorporated by reference in this Proxy Statement.
The company shall deliver, without charge, a copy of Carrier’s 2025 Annual Report on Form 10-K (excluding exhibits) to shareowners who make a request to the Corporate Secretary through the contact information provided on page 68.
References in this Proxy Statement to our website or third-party websites are for the convenience of readers, and information and documents available at or through such websites are not incorporated by reference in this Proxy Statement.
2026 Proxy Statement
Other Information

Code of Ethics and Corporate Policy Manual
Our Code of Ethics focuses on the core values that serve as the foundation of our culture: respect, integrity, inclusion, innovation and excellence. It embodies our culture and the values that guide how we operate and achieve our goals the right way. Employees are required to annually review and acknowledge their adherence to our Code of Ethics. We encourage you to visit the Corporate
Responsibility and Governance sections of our website (see pages 1 and 6, respectively) to access Carrier’s Code of Ethics, excerpts from our Corporate Policy Manual and Sustainability and Impact documents.
Prohibited Securities Trading Practices
We have adopted an insider trading policy applicable to our directors, officers, employees and certain other parties identified by the company from time to time (collectively, “covered persons”) that we believe is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations. Among other things, our insider trading policy (i) prohibits trading by covered persons in our securities while aware of material nonpublic information (“MNPI”) about the company except under preapproved
10b5-1 trading plans or in the securities of other publicly traded companies, and disclosing MNPI to others who may trade the securities of the company or other publicly traded company on the basis of such MNPI; and (ii) specifies our open quarterly trading windows (and who is subject to such windows), our preclearance procedures (and who is subject to such procedures) and requirements regarding preapproved trading plans that meet the requirements of Rule 10b5-1 under the Exchange Act. Our insider trading policy was filed as Exhibit 19 to our 2025 Annual Report on Form 10-K filed with the SEC on February 5, 2026.
Company Names, Trademarks and Trade Names
Carrier Global Corporation and its subsidiaries’ names, abbreviations thereof, logos and product and service designators are all either the registered or unregistered trademarks or trade names of Carrier Global Corporation and its subsidiaries. Names, abbreviations of names, logos and products, and service designators of other companies and organizations are either the registered or unregistered trademarks or trade names of their respective owners. As used herein, the terms “we,” “us,” “our,” “the company” or “Carrier,” unless the context otherwise requires, mean Carrier Global Corporation and its subsidiaries.
Carrier Global Corporation

Appendix A:
Reconciliation of GAAP Measures to
Corresponding Non-GAAP Measures
Operating Profit, Operating Margin and Earnings Per Share

(UNAUDITED)
	FOR THE YEAR ENDED DECEMBER 31, 2025				FOR THE YEAR ENDED DECEMBER 31, 2024
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)	REPORTED	ADJUSTMENTS		ADJUSTED	REPORTED	ADJUSTMENTS		ADJUSTED
Net sales	$21,747	$—		$21,747	$22,486	$—		$22,486
Operating profit	2,172	1,120	a	3,292	2,646	896	a	3,542
Operating margin	10.0%			15.1%	11.8%			15.8%
Earnings before income taxes	1,798	1,131	a,b	2,929	2,274	831	a,b	3,105
Income tax (expense) benefit	(240)	(356)	c	(596)	(1,062)	400	c	(662)
Effective tax rate	13.4%			20.4%	46.7%			21.3%

Earnings from continuing operations attributable to common shareowners	$1,455	$775		$2,230	$1,108	$1,231		$2,339
Summary of Adjustments:
Restructuring costs		$178	a			$108	a
Amortization of acquired intangibles		856	a			689	a
Acquisition step-up amortization[1]		—				282	a
Acquisition/divestiture-related costs		55	a			95	a
CCR gain		(7)	a			(318)	a
Viessmann-related hedges		—				86	a
VCS pre-acquisition product replacement cost		38	a			—
Gain on liability adjustment[2]		—				(46)	a
Debt extinguishment (gain)		—				(97)	b
Debt prepayment costs		—				32	b
Defined benefit pension settlement		11	b			—
Total adjustments		$1,131				$831

Tax effect on adjustments above		($301)				($262)
Tax specific adjustments[3]		(55)				662
Total tax adjustments		($356)	c			$400	c

Diluted shares outstanding	862.4			862.4	911.7			911.7

Diluted earnings per share:
Continuing operations	$1.69			$2.59	$1.22			$2.56
1Amortization of the step-up to fair value of acquired inventory and backlog.
2Gain associated with an adjustment to our tax-related liability owed to UTC.
32024 includes tax expense associated with the integration of the Viessmann and Carrier legal entity structure.
2026 Proxy Statement
Appendix

Free Cash Flow Reconciliation

(UNAUDITED)
(IN MILLIONS)	FOR THE YEAR ENDED DECEMBER 31, 2025	FOR THE YEAR ENDED DECEMBER 31, 2024
Net cash flows provided by operating activities	$2,513	$563
Less: Capital expenditures — continuing operations	(392)	(519)
Less: Capital expenditures — discontinued operations	—	(14)
Free cash flow	$2,121	$30
Reconciliation of 2025 Incentive Compensation Results

(UNAUDITED)
	FOR THE YEAR ENDED DECEMBER 31, 2025
(IN MILLIONS)	NET SALES	OPERATING PROFIT	FREE CASH FLOW
Adjusted financial results	$21,747	$3,292	$2,121
Performance adjustments:
Constant currency	(459)	(31)	—
Divestitures	—	—	—
Tax on divestiture gains	—	—	—
Non-operational items	—	—	—
Performance adjusted results	$21,288	$3,261	$2,121
Factors Contributing to Total Percent Change in Net Sales

(UNAUDITED)
	FOR THE YEAR ENDED DECEMBER 31, 2025 vs. 2024
	CLIMATE SOLUTIONS AMERICAS	CLIMATE SOLUTIONS EUROPE	CLIMATE SOLUTIONS ASIA PACIFIC, MIDDLE EAST & AFRICA	CLIMATE SOLUTIONS TRANSPORTATION	GENERAL CORPORATE EXPENSES AND ELIMINATIONS AND OTHER	CONSOLIDATED
Organic	(1%)	(3%)	(5%)	4%	—%	(1%)
FX Translation	—%	4%	—%	1%	—%	1%
Acquisitions/Divestitures, net	—%	—%	—%	(22%)	—%	(3%)
Other	—%	—%	—%	—%	—%	—%
Total	(1%)	1%	(5%)	(17%)	—%	(3%)
Carrier Global Corporation

Use and Definitions of Non-GAAP Financial Measures
Carrier reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We supplement the reporting of our financial information determined under GAAP with certain non-GAAP financial information. The non-GAAP information presented provides investors with additional useful information, but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. A reconciliation of the non-GAAP measures to the corresponding amounts prepared in accordance with GAAP appears in the tables in this Appendix. The tables provide additional information as to the items and amounts that have been excluded from the adjusted measures.
Organic sales, adjusted operating profit, adjusted operating margin, adjusted earnings per share (“EPS”) and adjusted effective tax rate are non-GAAP financial measures and are associated with our continuing operations unless specifically noted. Organic sales represents consolidated net sales (a GAAP measure), excluding the impact of foreign currency translation, acquisitions and divestitures completed in the preceding 12 months, and other significant items of a nonrecurring and/or nonoperational nature
(hereinafter referred to as “other significant items”). Adjusted operating profit represents operating profit (a GAAP measure), excluding restructuring costs, amortization of acquired intangibles and other significant items. Adjusted operating margin represents adjusted operating profit as a percentage of net sales (a GAAP measure). Adjusted EPS represents diluted earnings per share (a
GAAP measure), excluding restructuring costs, amortization of acquired intangibles and other significant items. The adjusted effective tax rate represents the effective tax rate (a GAAP measure), excluding restructuring costs, amortization of acquired intangibles and other significant items. For the business segments, when applicable, adjustments of operating profit and operating margins represent operating profit, excluding restructuring, amortization of acquired intangibles and other significant items.
Free cash flow is a non-GAAP financial measure that represents net cash flows provided by continuing operating activities (a
GAAP measure) less capital expenditures. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing Carrier’s ability to fund its activities, including the financing of acquisitions, debt service, repurchases of
Carrier’s common stock and distribution of earnings to shareowners.
Sales, adjusted operating profit and free cash flow used to determine 2025 annual bonus payments (see “Compensation
Discussion and Analysis – Section III: 2025 CEO and NEO Compensation”) are non-GAAP measures that are further adjusted for the impact of acquisitions, divestitures, foreign exchange and other items to show changes in our financial results without giving effect to period-to-period fluctuations due to the impact of acquisitions, divestitures, foreign currency exchange rates and other items not included in our established targets.
Management believes that the non-GAAP measures described above are useful in providing period-to-period comparisons of the results of the company’s ongoing operational performance.
When we provide our expectations for organic sales, adjusted operating profit, adjusted operating margin, adjusted effective tax rate, adjusted EPS and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures (expected net sales, operating profit, operating margin, effective tax rate, diluted EPS and net cash flows provided by continuing operating activities) generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, the ultimate outcome of pending litigation, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, future restructuring costs and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.
2026 Proxy Statement
Appendix

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE

** TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE **WHITE** PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED **

CARRIER GLOBAL CORPORATION

Annual Meeting of Shareowners

This proxy card is Solicited on Behalf of the Board of Directors of Carrier Global Corporation.

The undersigned hereby appoints Charles M. Holley, Jr., Michael A. Todman and Virginia M. Wilson, and each of them, each with power of substitution and revocation, as proxies for the undersigned to act and vote at the Annual Meeting of Shareowners of Carrier Global Corporation to be held on April 15, 2026, and at any postponed or reconvened meeting, as directed on this Proxy Card, upon the matters set forth on the reverse side hereof, all as described in the Proxy Statement and, in their discretion, upon any other business that may properly come before said meeting, including an adjournment. **If this Proxy Card is properly signed and returned, but does not provide voting instructions, then the votes represented by this Proxy Card will be voted FOR the election of the director nominees, and FOR Proposals 2 and 3.**

The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Shareowners or any adjournment or postponement thereof.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies designated above cannot vote these shares unless you sign and return this Proxy Card.

(continued and to be signed on the reverse side)

Carrier Global Corporation

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Carrier Global Corporation for the upcoming Annual Meeting of Shareowners.

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your proxy by Internet:

Please access www.fcrvote.com/CARR then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.

OR

Submit your proxy by Telephone:

Please call toll-free in the U.S. or Canada at **1-866-402-3905** on a touch-tone telephone. Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below.

CONTROL NUMBER

You may submit your proxy by telephone 24 hours a day, 7 days a week.
Your internet or telephone vote authorizes the Proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

Submit your proxy by Mail:

If you do not have access to the internet or a touch-tone telephone, please complete, sign, date and return the proxy card in the enclosed envelope.

** TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED **

☒ **Please mark your vote as in this sample**

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL OF THE NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2 AND 3

1. To elect the ten individuals nominated by our Board of Directors to serve as Directors

	FOR	AGAINST	ABSTAIN
1a.Jean-Pierre Garnier	☐	☐	☐
1b.David L. Gitlin	☐	☐	☐
1c. John J. Greisch	☐	☐	☐
1d. Charles M. Holley, Jr.	☐	☐	☐
1e. Michael M. McNamara	☐	☐	☐
1f. Amy E. Miles	☐	☐	☐
1g. Susan N. Story	☐	☐	☐
1h. Michael A. Todman	☐	☐	☐
1i. Max Viessmann	☐	☐	☐
1j. Virginia M. Wilson	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
3. Ratify Appointment of PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2026	☐	☐	☐

To transact any other business properly brought before the Annual Meeting or any continuation, postponement or adjournment thereof.

Date: ______________________________

____
Signature

____
Signature (If jointly held)

____
Title(s)

Please sign EXACTLY as name appears at the left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full related title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.